Exhibit 99.11

2018-19

Government Estimates

General Revenue Fund

Lottery Fund

2018-19

Government Estimates

General Revenue Fund

Lottery Fund

Presented by the Honourable Joe Ceci

President of Treasury Board and Minister of Finance

in the Legislative Assembly of Alberta

March 22, 2018

ISBN 978-1-4601-3829-8 (Print)

ISBN 978-1-4601-3830-4 (PDF)

ISSN 1915-0822 (Print)

ISSN 1918-9491 (Online)

TABLE OF CONTENTS

INTRODUCTION AND SUMMARY TABLES

Preface	i

Schedule of Amounts to be Voted	1

Total Government Estimates by Type of Vote	4

Voted Amounts by Department	5

Statutory Amounts by Department	9

Non-Cash Amounts by Department	10

Entity Statutory Amounts by Ministry	13

Reconciliation of Supply Vote Amounts to the Consolidated Government Estimate	16

DETAILS OF 2018-19 GOVERNMENT ESTIMATES BY DEPARTMENT

Advanced Education	22

Agriculture and Forestry	36

Children’s Services	51

Community and Social Services	58

Culture and Tourism	66

Economic Development and Trade	82

Education	96

Energy	109

Environment and Parks	123

Executive Council	143

Health	148

Indigenous Relations	165

Infrastructure	173

Justice and Solicitor General	183

Labour	198

Municipal Affairs	207

Seniors and Housing	218

Service Alberta	228

Status of Women	236

Transportation	242

Treasury Board and Finance	258

Details of the 2018-19 Lottery Fund Estimates	261

List of Provincial Financial Reporting Entities	295

PREFACE

The 2018-19 Government Estimates reports the requirements for public monies from the General Revenue Fund to fund the operations of the Government for the year commencing April 1, 2018. Together with the 2018-19 Offices of the Legislative Assembly Estimates, the estimates identify the total requirements for public monies from the General Revenue Fund for the year.

This Preface provides a summary of the information presented, an overview of the appropriations process, a summary of major changes in organization and financial reporting policy, and definitions of supply votes and selected terms.

The Schedule of Amounts to be Voted illustrates how the supply votes will be presented in the schedule to the Appropriation Act, 2018 to be tabled in the Legislative Assembly.

Summaries of the Government Estimates are provided in the following tables:

◾	Total Government Estimates by Type of Vote;
◾	Voted Amounts by Department;
◾	Statutory Amounts by Department;
◾	Non-cash Amounts by Department;
◾	Entity Statutory Amounts by Ministry; and
◾	Reconciliation of Supply Votes to the Consolidated Government Estimate.

The Details of 2018-19 Government Estimates presents information on amounts for each department to be drawn from the General Revenue Fund as required by section 24 of the Financial Administration Act. The details include the following information, as applicable:

◾	Amounts to be Voted;
◾	Expense Vote by Program;
◾	Capital Investment Vote by Program;
◾	Financial Transactions Vote by Program;
◾	Voted Amounts Funded by Credit or Recovery;
◾	Amounts Not Required to be Voted; and
◾	Lottery Fund Estimates (Ministry of Treasury Board and Finance only).

In addition, Supplementary Financial Information is presented for each ministry, as appropriate:

◾	Reconciliations of Supply Votes to the Consolidated Government Estimate by program and by type of Fiscal Plan spending category;
◾	Effect of Climate Leadership Plan on the Consolidated Government Estimate;
◾	Effect of Entities on the Consolidated Government Estimate;
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the ministry;
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the department;
◾	Statement of Operations, Change in Capital Assets, and Change in Inventory Assets, as appropriate, for the regulated funds, provincial agencies and corporations, and government business enterprises of the ministry;
◾	Statement of the Effect of Arm’s Length Institutions on the ministry, as appropriate; and
◾	Statements of Consolidation Amounts both within the Ministry and between Ministries.

Finally, a List of Government Financial Entities by ministry is provided as an appendix.

Appropriations from the General Revenue Fund

In Alberta, the supply process is governed by the conventions and legal requirements of the Canadian Constitution, Alberta’s Financial Administration Act, and the Standing Orders of the Legislative Assembly of Alberta.

When the 2018-19 Government Estimates is tabled in the Legislative Assembly, the government makes a motion to refer the report to Legislative Policy Committees for consideration. After the Legislative Policy Committees’ discussions, the Committee of Supply will pass a resolution affirming certain estimate amounts as allocated to each supply vote. Finally, the supply votes as approved by the resolutions of Committee of Supply will be drafted into the Appropriation Act, 2018 Bill and introduced to the

i	PREFACE

Legislative Assembly. Once this bill is enacted by royal assent, the government will have the authority to draw cash from the General Revenue Fund up to the limits of the supply votes set out in the Act.

The 2018-19 Government Estimates details the estimated amounts required by each department for the coming year. Each department’s estimate amounts are divided into:

◾	those that require authority to draw cash from the General Revenue Fund under a supply vote pursuant to an appropriation act; and
◾	those that do not require a supply vote either because the amounts already have disbursement authority under a statute other than an appropriation act, or because no cash disbursement is required.

Non-cash amounts do not require a supply vote, an appropriation act or any other statutory authority because these amounts do not require any expenditure or payment of public money. Most non-cash amounts are for expenses related to cash disbursed under a supply vote in a previous fiscal year. For example, amortization expense is related to the cash disbursements authorized under a capital investment vote when the capital asset was built or acquired. Other non-cash amounts are for transactions that will not require cash, such as the year-over-year changes in vacation benefit liabilities.

Budget Presentation and Government Organization Methodology

Budget 2018 documents present the fully consolidated financial reporting entity of the Government including any and all entities financially controlled by the Province under Public Sector Accounting Board (PSAB) standards and guidance.

These 2018-19 Government Estimates reflect the organization of government and the Province’s budget presentation methodology as of April 1, 2018. As in past budgets, the comparable amounts presented in these estimates may not match those originally presented in the Government of Alberta 2016-17 Annual Report released on June 29, 2017 or the Budget 2017 documents tabled on March 16, 2017. Any such differences are the result of adjustments applied to maintain the comparability of past amounts with 2018-19 estimate amounts.

The Lieutenant Governor in Council passed a Designation and Transfer of Responsibility Regulation under the Government Organization Act on September 14, 2017 to move responsibility for communications activities from all departments into Communications and Public Engagement within the supply vote of the Department of Treasury Board and Finance.

Budget 2018 includes the following program structure changes taking effect on April 1, 2018 under the authority of the Appropriation Act, 2018.

◾

The Ministry of Service Alberta will be made responsible for Information Management and Technology activities and Enterprise Information and Technology Environment activities which were formerly the responsibility of all departments.

◾

The Ministry of Environment and Parks will be made responsible for the Alberta Sport Connection Parks and Wildlife Ventures Program, which was formerly the responsibility of the Ministry Culture and Tourism.

◾

The Ministry of Infrastructure will be made responsible for the School Facilities Infrastructure programs (excluding capital planning, capital maintenance and renewal, and playgrounds, which will remain with the Ministry of Education), which were formerly the responsibility of the Ministry of Education.

◾

The Ministry of Community and Social Services will be made responsible for the Fetal Alcohol Spectrum Disorder, Parent Child Assistance Program for First Nations Populations, and Supplemental Homelessness activities which were formerly the responsibility of the Ministry of Health.

In addition to restatements for reasons of reorganizations, the following reporting and presentation adjustments were included:

◾	The Department of Health’s Revenue and Expense have been decreased to recognise an accounting policy change relating to drug rebates under the Product Listing Agreements; and
◾	A correction of consolidation adjustments between Alberta Health Services, the Department of Health and research organizations associated with, but not part of, post secondary institutions.

PREFACE	ii

Definitions of Supply Votes and Other Terms

An Estimate is the amount requested by the government to meet each of its planned commitments for the fiscal year commencing April 1, 2018. The Financial Administration Act requires the 2018-19 Government Estimates to report estimates of any amount that will require a cash withdrawal from the General Revenue Fund.

An Appropriation is an authorization to withdraw and expend public money from the General Revenue Fund or another provincial fund. Following parliamentary tradition, the Financial Administration Act requires that all such authorities be provided in legislation passed by the Legislative Assembly. Appropriations may be created by an appropriation act or other statute. Appropriations under an appropriation act must be created pursuant to a supply vote, or a set of supply votes, as resolved by the Committee of Supply.

A Supply Vote is a discrete allocation from the 2018-19 estimates that defines the amount of cash funding that may be drawn from the General Revenue Fund for a specified purpose. Following the principle of ministerial accountability, supply votes are divided along departmental lines. Three general types of supply vote are used in the 2018-19 Government Estimates: Expense, Capital Investment and Financial Transactions.

Expense amounts are cash disbursements for the purposes of salaries, supplies and services, operating grants, capital grants to parties outside the Consolidated Government, as well as interest expense and other debt servicing costs for borrowing related to both capital and general government purposes.

Capital Investment consists of cash disbursements for the purposes of investments by the Consolidated Government in tangible capital assets valued at $5,000 or more. These amounts include department expense for capital payments to related parties that are expected to result in the creation of a tangible capital asset for that related party and for the Consolidated Government as a whole. Capital payments to related parties are shown under a separate header within the Capital Investment vote.

Financial Transactions consist of cash disbursements for the purposes of payments for the reduction of a liability (including debt repayment), expenses to be recognized in a future year, the acquisition of financial assets (including in particular the making of loans or advances), or the purchase of inventories. Financial liabilities for alternatively financed capital projects are reduced by payments from a Financial Transactions vote.

Lottery Fund Transfer is the transfer of lottery and gaming proceeds from the Lottery Fund to the General Revenue Fund.

iii	PREFACE

SCHEDULE OF AMOUNTS TO BE VOTED

DEPARTMENT and VOTE	Estimate

ADVANCED EDUCATION
Expense	$2,810,299,000
Capital Investment	298,366,000
Financial Transactions	669,500,000

AGRICULTURE AND FORESTRY
Expense	$773,547,000
Capital Investment	14,705,000
Financial Transactions	1,310,000

CHILDREN’S SERVICES
Expense	$1,348,552,000

COMMUNITY AND SOCIAL SERVICES
Expense	$3,713,582,000
Capital Investment	547,000

CULTURE AND TOURISM
Expense	$360,713,000
Capital Investment	2,041,000
Financial Transactions	909,000

ECONOMIC DEVELOPMENT AND TRADE
Expense	$356,009,000
Capital Investment	2,615,000

EDUCATION
Expense	$4,822,460,000
Capital Investment	116,345,000
Financial Transactions	15,034,000

ENERGY
Expense	$262,029,000
Capital Investment	899,000
Financial Transactions	67,063,000

ENVIRONMENT AND PARKS
Expense	$751,430,000
Capital Investment	63,394,000
Financial Transactions	100,000

EXECUTIVE COUNCIL
Expense	$18,642,000

HEALTH
Expense	$20,696,101,000
Capital Investment	191,447,000
Financial Transactions	74,200,000

1	Government

SCHEDULE OF AMOUNTS TO BE VOTED

DEPARTMENT and VOTE	Estimate

INDIGENOUS RELATIONS
Expense	$243,478,000
Capital Investment	25,000

INFRASTRUCTURE
Expense	$547,902,000
Capital Investment	1,494,970,000
Financial Transactions	40,496,000

JUSTICE AND SOLICITOR GENERAL
Expense	$1,391,988,000
Capital Investment	9,932,000

LABOUR
Expense	$230,030,000
Capital Investment	1,900,000

MUNICIPAL AFFAIRS
Expense	$1,116,499,000
Capital Investment	5,911,000
Financial Transactions	148,595,000

SENIORS AND HOUSING
Expense	$554,698,000
Capital Investment	182,947,000
Financial Transactions	19,700,000

SERVICE ALBERTA
Expense	$468,697,000
Capital Investment	101,132,000
Financial Transactions	10,150,000

STATUS OF WOMEN
Expense	$6,830,000
Capital Investment	50,000

TRANSPORTATION
Expense	$1,210,896,000
Capital Investment	1,099,105,000
Financial Transactions	97,957,000

TREASURY BOARD AND FINANCE
Expense	$201,953,000
Capital Investment	2,273,000
Financial Transactions	3,617,000
Transfer from the Lottery Fund	1,439,443,000

Government	2

SCHEDULE OF AMOUNTS TO BE VOTED

DEPARTMENT and VOTE	Estimate

Expense amounts to be voted under
Section 2 of the Appropriation Act, 2018	$41,886,335,000
Capital Investment amounts to be voted under
Section 3 of the Appropriation Act, 2018	$3,588,604,000

Financial Transactions amounts to be voted under
Section 4 of the Appropriation Act, 2018	$1,148,631,000

Transfer amounts from the Lottery Fund to be voted under
Section 5 of the Appropriation Act, 2018	$1,439,443,000

3	Government

AMOUNTS TO BE VOTED

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	39,844,141	41,690,935	42,684,325	41,886,335

CAPITAL INVESTMENT	3,567,355	4,533,292	3,811,041	3,588,604

FINANCIAL TRANSACTIONS	1,020,321	1,148,575	1,143,700	1,148,631

TRANSFER FROM THE LOTTERY FUND	1,430,240	1,445,544	1,384,500	1,439,443

4

EXPENSE VOTES BY DEPARTMENT

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education		2,648,575	2,727,016	2,710,234	2,810,299
Agriculture and Forestry		1,005,608	709,723	982,283	756,147
Children’s Services		1,189,216	1,203,872	1,301,022	1,348,552
Community and Social Services		3,272,692	3,331,587	3,564,334	3,712,482
Culture and Tourism		265,188	270,336	292,546	286,763
Economic Development and Trade		313,662	342,518	355,981	356,009
Education		4,413,352	4,660,328	4,646,567	4,792,016
Energy		135,795	195,141	183,776	262,029
Environment and Parks		469,705	858,534	619,775	736,594
Executive Council		18,196	18,791	18,145	18,642
Health		19,274,168	20,117,852	19,928,902	20,647,111
Indigenous Relations		184,489	184,032	190,109	201,936
Infrastructure		491,469	528,252	502,308	504,688
Justice and Solicitor General		1,313,694	1,327,998	1,365,288	1,391,988
Labour		188,700	196,750	199,563	230,030
Municipal Affairs		915,470	233,368	239,133	232,183
Seniors and Housing		535,009	531,349	530,749	554,698
Service Alberta		421,210	411,588	436,649	463,697
Status of Women		6,318	6,624	7,250	6,830
Transportation		464,943	455,280	461,960	451,196
Treasury Board and Finance		179,952	202,217	193,211	201,509
	Sub-total	37,707,411	38,513,156	38,729,785	39,965,399

CAPITAL GRANTS
Agriculture and Forestry		24,522	29,900	29,400	17,400
Children’s Services		-	250	75	-
Community and Social Services		-	200	200	1,100
Culture and Tourism		45,008	61,867	61,867	73,950
Economic Development and Trade		400	10,000	-	-
Education		36	3,000	3,000	2,000
Environment and Parks		81,633	86,535	181,392	14,750
Health		59,268	122,325	55,025	48,990
Indigenous Relations		9,981	8,100	29,979	41,542
Infrastructure		20,752	58,919	25,428	43,068
Municipal Affairs		1,498,162	1,446,736	2,245,191	884,316
Seniors and Housing		-	-	480	-
Service Alberta		3,332	5,000	5,000	5,000
Transportation		279,215	1,220,394	1,192,864	667,569
	Sub-total	2,022,309	3,053,226	3,829,901	1,799,685

5	Government

EXPENSE VOTES BY DEPARTMENT... continued
(thousands of dollars)		Comparable
		2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
DEBT SERVICING
Education		29,787	29,131	29,131	28,444
Environment and Parks		120	-	86	86
Infrastructure		189	168	168	146
Transportation		82,527	94,258	94,258	92,131
Treasury Board and Finance		1,798	996	996	444
	Sub-total	114,421	124,553	124,639	121,251
Total		39,844,141	41,690,935	42,684,325	41,886,335

CAPITAL INVESTMENT VOTES BY DEPARTMENT
DEPARTMENT CAPITAL ACQUISITIONS
Advanced Education		4,402	3,693	8,446	-
Agriculture and Forestry		14,593	16,864	16,244	14,705
Children’s Services		1,494	1,539	1,539	-
Community and Social Services		4,051	3,623	3,623	547
Culture and Tourism		2,024	2,041	2,041	2,041
Economic Development and Trade		71	75	75	25
Education		631	2,765	2,765	565
Energy		812	899	899	899
Environment and Parks		67,079	226,766	77,015	63,394
Health		12,684	22,230	15,230	22,230
Indigenous Relations		-	25	25	25
Infrastructure		192,655	226,383	189,224	210,147
Justice and Solicitor General		3,171	4,452	4,781	9,932
Labour		1,819	900	4,324	1,900
Municipal Affairs		360	7,420	5,109	5,911
Service Alberta		96,355	137,983	117,826	101,132
Status of Women		13	50	-	50
Transportation		933,442	1,276,319	1,113,678	1,099,105
Treasury Board and Finance		2,109	2,823	2,636	2,273
	Sub-total	1,337,765	1,936,850	1,565,480	1,534,881

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education		435,214	446,582	386,082	298,366
Economic Development and Trade		1,600	2,265	12,000	2,590
Education		40,455	86,091	123,091	115,780
Environment and Parks		239	-	-	-
Health		32,445	152,561	98,333	169,217
Infrastructure		1,532,607	1,742,363	1,459,075	1,284,823
Seniors and Housing		187,030	166,580	166,980	182,947
	Sub-total	2,229,590	2,596,442	2,245,561	2,053,723
Total		3,567,355	4,533,292	3,811,041	3,588,604

Government	6

FINANCIAL TRANSACTIONS VOTES BY DEPARTMENT
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
LOANS AND ADVANCES
Advanced Education	654,503	630,000	630,000	669,500
Seniors and Housing	13,418	17,500	17,500	19,700
Sub-total	667,921	647,500	647,500	689,200

INVENTORY ACQUISITIONS
Agriculture and Forestry	2,360	1,310	1,310	1,310
Health	61,342	66,200	66,200	74,200
Infrastructure	2,467	2,754	2,754	2,754
Service Alberta	12,247	10,150	13,250	10,150
Transportation	40,773	50,000	50,000	50,000
Sub-total	119,189	130,414	133,514	138,414

LAND DEVELOPMENT LIABILITY RETIREMENT
Infrastructure	7,967	18,289	12,289	18,710

2013 ALBERTA FLOODING LIABILITY RETIREMENT
Indigenous Relations	22,489	24,901	56,824	-
Municipal Affairs	142,046	138,279	106,143	148,595
Sub-total	164,535	163,180	162,967	148,595

CLIMATE LEADERSHIP PLAN LIABILITY RETIREMENT
Energy	-	65,025	65,025	67,063

ENVIRONMENTAL SITE LIABILITY RETIREMENT
Culture and Tourism	325	5,017	533	909
Environment and Parks	-	100	100	100
Infrastructure	340	1,900	1,900	2,700
Sub-total	665	7,017	2,533	3,709

LEGAL LIABILITY RETIREMENT
Infrastructure	-	-	2,722	15,526

DEBT REPAYMENT
Economic Development and Trade	-	50,000	50,000	-
Treasury Board and Finance	8,648	6,187	6,187	3,617
Sub-total	8,648	56,187	56,187	3,617

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
Education	13,684	14,348	14,348	15,034
Infrastructure	762	784	784	806
Transportation	36,950	45,831	45,831	47,957
Sub-total	51,396	60,963	60,963	63,797
Total	1,020,321	1,148,575	1,143,700	1,148,631

7	Government

TRANSFER FROM THE LOTTERY FUND
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Treasury Board and Finance	1,430,240	1,445,544	1,384,500	1,439,443
Total	1,430,240	1,445,544	1,384,500	1,439,443

Government	8

STATUTORY EXPENSE BY DEPARTMENT
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education	50,805	51,099	52,099	51,099
Children’s Services	105,977	174,000	170,000	175,000
Culture and Tourism	55	80	80	80
Economic Development and Trade	-	28,580	30,580	30,340
Education	412,544	409,700	409,700	410,064
Energy	1,207	1,284	1,284	1,284
Environment and Parks	4,075	7,054	15,264	7,054
Justice and Solicitor General	22,598	23,605	23,605	23,573
Municipal Affairs	18,889	19,025	19,025	18,725
Service Alberta	-	25	25	25
Treasury Board and Finance	922,715	1,202,258	1,099,121	1,322,189
Sub-total	1,538,865	1,916,710	1,820,783	2,039,433

CAPITAL GRANTS
Energy	29,452	213,700	49,900	272,220

DEBT SERVICING
Treasury Board and Finance	1,008,485	1,335,029	1,294,194	1,863,322
Total	2,576,802	3,465,439	3,164,877	4,174,975

STATUTORY CAPITAL INVESTMENT BY DEPARTMENT
CAPITAL PAYMENTS TO RELATED PARTIES

Advanced Education	84,452	112,603	112,603	28,151
Total	84,452	112,603	112,603	28,151

STATUTORY FINANCIAL TRANSACTIONS BY DEPARTMENT
LOANS AND ADVANCES
Treasury Board and Finance	4,327,000	8,864,090	10,743,090	11,517,786

DEBT REPAYMENT
Treasury Board and Finance	4,106,845	4,099,041	5,166,637	3,940,343
Total	8,433,845	12,963,131	15,909,727	15,458,129

9	Government

NON-CASH EXPENSE BY DEPARTMENT

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
CAPITAL GRANTS
Agriculture and Forestry		-	-	8	300
Environment and Parks		-	-	310	8,600
Infrastructure		-	-	22,778	-
Justice and Solicitor General		-	80	80	-
Service Alberta		-	35,055	44,892	22,774
Transportation		-	73,127	73,127	123,080
	Sub-total	-	108,262	141,195	154,754

AMORTIZATION
Advanced Education		438	600	1,237	552
Agriculture and Forestry		15,695	18,483	18,483	18,483
Children’s Services		3,148	1,789	1,789	4,388
Community and Social Services		4,837	11,691	11,691	9,426
Culture and Tourism		2,087	2,100	2,100	1,816
Economic Development and Trade		12	25	25	25
Education		5,386	7,498	7,498	7,981
Energy		413	1,297	1,297	1,627
Environment and Parks		42,631	43,971	57,104	70,195
Executive Council		60	60	60	60
Health		18,724	18,250	17,250	18,250
Indigenous Relations		56	63	63	63
Infrastructure		105,498	128,000	123,000	127,000
Justice and Solicitor General		10,889	14,408	14,408	6,875
Labour		1,045	903	903	903
Municipal Affairs		1,360	2,499	2,499	3,501
Seniors and Housing		4	227	227	227
Service Alberta		77,428	100,516	99,879	101,028
Status of Women		2	20	3	30
Transportation		516,166	568,155	559,455	590,025
Treasury Board and Finance		3,754	1,922	3,786	1,922
	Sub-total	809,633	922,477	922,757	964,377

CONSUMPTION OF INVENTORY
Agriculture and Forestry		875	1,310	1,310	1,310
Health		67,666	65,000	62,000	71,500
Infrastructure		2,610	12,966	2,900	2,900
Service Alberta		12,129	10,150	13,250	10,150
Transportation		43,970	50,000	50,000	50,000
	Sub-total	127,250	139,426	129,460	135,860

Government	10

NON-CASH EXPENSE BY DEPARTMENT... continued

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		62,880	59,805	56,805	59,805
Agriculture and Forestry		531	-	-	-
Children’s Services		1,154	1,500	1,500	1,500
Community and Social Services		287	566	566	566
Culture and Tourism		11,259	2,127	3,627	5,127
Economic Development and Trade		51,003	-	-	-
Education		(97,485)	(92,814)	(62,004)	(128,012)
Energy		1,120,081	40	40	40
Environment and Parks		5,024	2,252	2,252	2,252
Executive Council		53	-	-	-
Health		3,463	2,000	2,000	2,000
Indigenous Relations		255	-	-	-
Infrastructure		5,424	4,600	4,600	4,600
Justice and Solicitor General		14,738	6,221	6,221	11,821
Labour		47	-	-	-
Municipal Affairs		183	200	200	200
Seniors and Housing		(150)	138	138	138
Service Alberta		2,663	1,037	1,037	1,037
Status of Women		296	10	10	10
Transportation		(399)	-	-	-
Treasury Board and Finance		(575,960)	(112,000)	(220,771)	(120,805)
	Sub-total	605,347	(124,318)	(203,779)	(159,721)

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Agriculture and Forestry		116	-	-	-
Culture and Tourism		97	-	-	-
Environment and Parks		678	-	1,839	-
Infrastructure		3,359	-	-	-
Justice and Solicitor General		518	-	-	-
Service Alberta		152	-	-	-
Transportation		4	-	8,700	-
	Sub-total	4,924	-	10,539	-

Total		1,547,154	1,045,847	1,000,172	1,095,270

11	Government

NON-CASH CAPITAL INVESTMENT BY DEPARTMENT

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
DONATED CAPITAL ASSETS
Agriculture and Forestry		4,122	-	360	-
Environment and Parks		-	-	182	-
Infrastructure		2,346	-	-	-
Service Alberta		308	-	-	-
Transportation		5,385	1,500	17,775	3,500
	Sub-total	12,161	1,500	18,317	3,500

ALTERNATIVELY FINANCED CAPITAL ASSETS
Agriculture and Forestry		60	-	-	-
Transportation		82,968	122,305	145,230	128,468
	Sub-total	83,028	122,305	145,230	128,468

CAPITAL ACQUIRED FROM RELATED PARTIES
Agriculture and Forestry		-	370	1,642	-
Children’s Services		-	8,342	7,250	6,591
Community and Social Services		-	6,163	6,288	-
Economic Development and Trade		-	2,000	1,704	2,000
Education		-	6,410	6,410	5,000
Energy		-	-	626	-
Environment and Parks		-	76,127	76,932	124,675
Infrastructure		-	1,380	14,862	12,205
Justice and Solicitor General		-	1,400	10,492	800
Labour		-	700	1,117	2,330
Transportation		-	1,400	1,020	500
Treasury Board and Finance		-	3,970	3,970	770
	Sub-total	-	108,262	132,313	154,871

Total		95,189	232,067	295,860	286,839

Government	12

ENTITY STATUTORY EXPENSE BY MINISTRY

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
Advanced Education		4,946,101	5,083,151	5,081,623	5,212,888
Agriculture and Forestry		1,163,142	647,974	1,082,193	662,750
Culture and Tourism		124,129	128,646	127,471	134,448
Economic Development and Trade		294,839	282,881	288,149	282,710
Education		9,370,171	9,661,229	9,643,126	9,795,534
Energy		297,779	304,815	289,815	321,374
Environment and Parks		124,946	361,473	203,653	650,950
Health		13,025,024	13,327,037	13,512,537	13,878,953
Justice and Solicitor General		35,031	37,483	38,056	39,769
Municipal Affairs		10,546	11,253	11,253	10,229
Seniors and Housing		176,103	172,555	173,255	185,055
Transportation		1,686	2,340	2,240	2,226
Treasury Board and Finance		3,053,399	1,793,597	2,509,849	2,149,488
	Sub-total	32,622,896	31,814,434	32,963,220	33,326,374

CAPITAL GRANTS
Environment and Parks		10,562	55,000	139,500	25,000
Seniors and Housing		98,700	47,890	91,474	32,167
	Sub-total	109,262	102,890	230,974	57,167

AMORTIZATION
Advanced Education		501,239	516,486	516,486	536,004
Agriculture and Forestry		8,729	9,852	9,852	9,440
Culture and Tourism		913	995	995	892
Economic Development and Trade		5,298	5,209	5,654	7,506
Education		333,789	364,000	364,000	347,000
Energy		15,553	13,300	13,300	13,300
Environment and Parks		5	30	30	30
Health		550,626	548,197	548,197	533,218
Justice and Solicitor General		1	69	69	69
Municipal Affairs		402	300	300	592
Seniors and Housing		36,712	41,064	41,064	38,968
Treasury Board and Finance		19,455	22,498	21,224	21,898
	Sub-total	1,472,722	1,522,000	1,521,171	1,508,917

CONSUMPTION OF INVENTORY
Culture and Tourism		302	650	650	650
Health		780,874	786,000	774,000	819,000
	Sub-total	781,176	786,650	774,650	819,650

13	Government

ENTITY STATUTORY EXPENSE BY MINISTRY... continued

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
VALUATION ADJUSTMENTS AND OTHER PROVISIONS
Advanced Education		(8,470)	(15,178)	(28,862)	(32,788)
Agriculture and Forestry		2,006	8,274	8,274	5,627
Culture and Tourism		(51)	-	-	-
Education		13,098	27,878	27,481	27,914
Energy		(2,375)	-	-	-
Health		37,644	-	-	-
Justice and Solicitor General		7,002	-	-	2,100
Seniors and Housing		1,022	-	-	-
Transportation		(17)	-	-	-
	Sub-total	49,859	20,974	6,893	2,853

WRITE DOWN OR LOSS ON DISPOSAL OF CAPITAL ASSETS
Advanced Education		11,984	-	-	-
Culture and Tourism		43	-	-	-
Economic Development and Trade		307	-	-	-
Energy		78	-	-	-
Health		571	-	-	-
Seniors and Housing		1,149	-	1,300	-
	Sub-total	14,132	-	1,300	-

DEBT SERVICING
Advanced Education		39,437	40,664	40,664	42,344
Agriculture and Forestry		68,664	70,735	69,010	71,153
Education		14,243	12,647	12,647	12,382
Health		16,221	15,000	15,000	16,000
Municipal Affairs		100	-	-	-
Seniors and Housing		6,334	5,433	5,433	5,112
Treasury Board and Finance		189,150	189,254	234,801	373,717
	Sub-total	334,149	333,733	377,555	520,708

Total		35,384,196	34,580,681	35,875,763	36,235,669

Government	14

ENTITY STATUTORY CAPITAL INVESTMENT BY MINISTRY

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
CAPITAL INVESTMENT
Advanced Education	720,464	1,047,121	986,621	727,653
Agriculture and Forestry	7,366	7,570	7,570	7,573
Culture and Tourism	520	665	665	665
Economic Development and Trade	10,838	10,588	18,004	11,090
Education	1,385,355	1,387,939	1,161,552	741,344
Energy	13,030	10,000	20,500	16,000
Environment and Parks	-	17	17	17
Health	597,098	1,003,252	932,460	1,278,535
Justice and Solicitor General	-	25	25	25
Municipal Affairs	403	2,191	917	1,318
Seniors and Housing	229,332	257,973	172,673	235,140
Treasury Board and Finance	12,905	15,173	14,042	17,785
Sub-total	2,977,311	3,742,514	3,315,046	3,037,145

DONATED CAPITAL ASSETS
Advanced Education	6,558	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	10,000	-	-	-
Seniors and Housing	6,831	-	-	-
Sub-total	16,831	-	-	-

Total	3,000,700	3,742,514	3,315,046	3,037,145

ENTITY STATUTORY FINANCIAL TRANSACTIONS BY MINISTRY

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITIONS
Culture and Tourism	345	650	650	650
Health	778,318	785,000	775,000	817,000
Sub-total	778,663	785,650	775,650	817,650

Total	778,663	785,650	775,650	817,650

15	Government

RECONCILIATION OF SUPPLY VOTES TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between departments’ Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

EXPENSE

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
OPERATING EXPENSE
Advanced Education	2,810,299	110,904	5,212,888	(2,528,436)	5,605,655
Agriculture and Forestry	714,507	-	668,377	(326,544)	1,056,340
Children’s Services	1,348,552	176,500	-	(20,926)	1,504,126
Community and Social Services	3,712,482	566	-	(63,046)	3,650,002
Culture and Tourism	286,763	5,207	134,448	(123,180)	303,238
Economic Development and Trade	311,989	28,340	241,710	(300,335)	281,704
Education	4,792,016	410,064	9,823,448	(7,026,647)	7,998,881
Energy	155,594	1,324	321,374	-	478,292
Environment and Parks	456,438	9,306	11,432	(31,601)	445,575
Executive Council	18,642	-	-	-	18,642
Health	20,647,111	2,000	13,878,953	(13,962,296)	20,565,768
Indigenous Relations	181,609	-	-	-	181,609
Infrastructure	499,598	4,600	-	(6,774)	497,424
Justice and Solicitor General	1,391,988	35,394	41,869	(2,885)	1,466,366
Labour	223,630	-	-	(2,000)	221,630
Municipal Affairs	231,120	18,925	10,229	-	260,274
Seniors and Housing	554,498	138	185,055	(126,169)	613,522
Service Alberta	463,697	1,062	-	(69,500)	395,259
Status of Women	6,830	10	-	-	6,840
Transportation	450,337	-	2,226	(2,226)	450,337
Treasury Board and Finance	1,633,380	825,384	2,149,488	(3,005,716)	1,602,536
Sub-total	40,891,080	1,629,724	32,681,497	(27,598,281)	47,604,020

OPERATING EXPENSE - CLIMATE LEADERSHIP PLAN
Agriculture and Forestry	41,640	-	-	-	41,640
Economic Development and Trade	44,020	2,000	41,000	(41,000)	46,020
Energy	106,435	-	-	-	106,435
Environment and Parks	280,156	-	639,518	(639,518)	280,156
Indigenous Relations	20,327	-	-	-	20,327
Labour	6,400	-	-	-	6,400
Seniors and Housing	200	-	-	-	200
Transportation	859	-	-	-	859
Treasury Board and Finance	7,572	525,000	-	-	532,572
Sub-total	507,609	527,000	680,518	(680,518)	1,034,609

DISASTER ASSISTANCE - 2013 ALBERTA FLOOD ASSISTANCE
Infrastructure	5,090	-	-	-	5,090

DISASTER ASSISTANCE - 2016 WOOD BUFFALO WILDFIRE
Municipal Affairs	1,063	-	-	-	1,063

Government	16

EXPENSE. . . continued
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
CAPITAL GRANTS
Agriculture and Forestry	17,400	300	-	(300)	17,400
Community and Social Services	1,100	-	-	-	1,100
Culture and Tourism	73,950	-	-	-	73,950
Education	2,000	-	-	-	2,000
Energy	-	176,961	-	-	176,961
Environment and Parks	4,750	8,600	5,000	(8,600)	9,750
Health	48,990	-	-	-	48,990
Indigenous Relations	8,000	-	-	-	8,000
Infrastructure	43,068	-	-	-	43,068
Municipal Affairs	884,316	-	-	-	884,316
Seniors and Housing	-	-	29,967	-	29,967
Service Alberta	5,000	22,774	-	(22,774)	5,000
Transportation	386,228	123,080	-	(123,080)	386,228
Sub-total	1,474,802	331,715	34,967	(154,754)	1,686,730

CAPITAL GRANTS - 2013 ALBERTA FLOOD ASSISTANCE
Environment and Parks	10,000	-	-	-	10,000
Transportation	8,900	-	-	-	8,900
Sub-total	18,900	-	-	-	18,900

CAPITAL GRANTS - CLIMATE LEADERSHIP PLAN
Energy	-	95,259	-	-	95,259
Environment and Parks	-	-	20,000	-	20,000
Indigenous Relations	33,542	-	-	-	33,542
Seniors and Housing	-	-	2,200	-	2,200
Transportation	272,441	-	-	-	272,441
Sub-total	305,983	95,259	22,200	-	423,442

17	Government

EXPENSE. . . continued
(thousands of dollars)			Department	Entities’		Consolidated
		Voted	Amounts	Amounts	Consolidation	2018-19
		Supply	Not Voted	Not Voted	Adjustments	Estimate
AMORTIZATION
Advanced Education		-	552	536,004	-	536,556
Agriculture and Forestry		-	18,483	9,440	-	27,923
Children’s Services		-	4,388	-	-	4,388
Community and Social Services		-	9,426	-	-	9,426
Culture and Tourism		-	1,816	892	-	2,708
Economic Development and Trade		-	25	7,506	-	7,531
Education		-	7,981	347,000	-	354,981
Energy		-	1,627	13,300	-	14,927
Environment and Parks		-	70,195	30	-	70,225
Executive Council		-	60	-	-	60
Health		-	18,250	533,218	-	551,468
Indigenous Relations		-	63	-	-	63
Infrastructure		-	127,000	-	-	127,000
Justice and Solicitor General		-	6,875	69	-	6,944
Labour		-	903	-	-	903
Municipal Affairs		-	3,501	592	-	4,093
Seniors and Housing		-	227	38,968	-	39,195
Service Alberta		-	101,028	-	-	101,028
Status of Women		-	30	-	-	30
Transportation		-	590,025	-	-	590,025
Treasury Board and Finance		-	1,922	21,898	-	23,820
	Sub-total	-	964,377	1,508,917	-	2,473,294

INVENTORY CONSUMPTION
Agriculture and Forestry		-	1,310	-	-	1,310
Culture and Tourism		-	-	650	-	650
Health		-	71,500	819,000	-	890,500
Infrastructure		-	2,900	-	-	2,900
Service Alberta		-	10,150	-	-	10,150
Transportation		-	50,000	-	-	50,000
	Sub-total	-	135,860	819,650	-	955,510

DEBT SERVICING COSTS - GENERAL
Advanced Education		-	-	42,344	-	42,344
Agriculture and Forestry		-	-	71,153	-	71,153
Education		-	-	11,938	(2,410)	9,528
Environment and Parks		86	-	-	-	86
Health		-	-	16,000	-	16,000
Seniors and Housing		-	-	5,112	-	5,112
Treasury Board and Finance		444	1,088,322	373,717	(579,483)	883,000
	Sub-total	530	1,088,322	520,264	(581,893)	1,027,223

Government	18

EXPENSE. . . continued

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
DEBT SERVICING COSTS - CAPITAL PLAN
Education	28,444	-	444	(444)	28,444
Infrastructure	146	-	-	-	146
Transportation	92,131	-	-	-	92,131
Treasury Board and Finance	-	775,000	-	-	775,000
Sub-total	120,721	775,000	444	(444)	895,721

PENSION PROVISIONS
Advanced Education	-	-	(32,788)	-	(32,788)
Education	-	(128,012)	-	-	(128,012)
Treasury Board and Finance	-	(149,000)	-	-	(149,000)
Sub-total	-	(277,012)	(32,788)	-	(309,800)
Total	43,325,778	5,270,245	36,235,669	(29,015,890)	55,815,802

CAPITAL INVESTMENT
CAPITAL INVESTMENT
Advanced Education	-	-	714,053	-	714,053
Agriculture and Forestry	14,505	-	7,573	-	22,078
Children’s Services	-	6,591	-	(6,591)	-
Community and Social Services	547	-	-	-	547
Culture and Tourism	2,041	-	665	-	2,706
Economic Development and Trade	25	2,000	10,090	(2,000)	10,115
Education	565	5,000	741,344	(5,000)	741,909
Energy	899	-	16,000	-	16,899
Environment and Parks	55,016	124,675	17	(124,675)	55,033
Health	22,230	-	1,266,573	-	1,288,803
Indigenous Relations	25	-	-	-	25
Infrastructure	181,215	12,205	-	(12,205)	181,215
Justice and Solicitor General	9,932	800	25	(800)	9,957
Labour	1,900	2,330	-	(2,330)	1,900
Municipal Affairs	5,911	-	1,318	-	7,229
Seniors and Housing	-	-	229,440	-	229,440
Service Alberta	101,132	-	-	-	101,132
Status of Women	50	-	-	-	50
Transportation	966,605	132,468	-	(500)	1,098,573
Treasury Board and Finance	1,973	770	17,785	(770)	19,758
Sub-total	1,364,571	286,839	3,004,883	(154,871)	4,501,422

CAPITAL INVESTMENT - 2013 ALBERTA FLOOD ASSISTANCE
Environment and Parks	8,378	-	-	-	8,378
Health	-	-	876	-	876
Infrastructure	932	-	-	-	932
Sub-total	9,310	-	876	-	10,186

19	Government

CAPITAL INVESTMENT ... continued

(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
CAPITAL INVESTMENT - CLIMATE LEADERSHIP PLAN
Advanced Education	-	-	13,600	-	13,600
Agriculture and Forestry	200	-	-	-	200
Economic Development and Trade	-	-	1,000	-	1,000
Health	-	-	11,086	-	11,086
Infrastructure	28,000	-	-	-	28,000
Seniors and Housing	-	-	5,700	-	5,700
Transportation	132,500	-	-	-	132,500
Treasury Board and Finance	300	-	-	-	300
Sub-total	161,000	-	31,386	-	192,386

CAPITAL PAYMENTS TO RELATED PARTIES
Advanced Education	298,366	28,151	-	(326,517)	-
Economic Development and Trade	2,590	-	-	(2,590)	-
Education	115,780	-	-	(115,780)	-
Health	169,217	-	-	(169,217)	-
Infrastructure	1,284,823	-	-	(1,284,823)	-
Seniors and Housing	182,947	-	-	(182,947)	-
Sub-total	2,053,723	28,151	-	(2,081,874)	-
Total	3,588,604	314,990	3,037,145	(2,236,745)	4,703,994

INVENTORY ACQUISITIONS
Agriculture and Forestry	1,310	-	-	-	1,310
Culture and Tourism	-	-	650	-	650
Health	74,200	-	817,000	-	891,200
Infrastructure	2,754	-	-	-	2,754
Service Alberta	10,150	-	-	-	10,150
Transportation	50,000	-	-	-	50,000
Total	138,414	-	817,650	-	956,064

Government	20

Details of the 2018-19

Government Estimates

General Revenue Fund

Lottery Fund

Advanced Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	2,648,575	2,727,016	2,710,234	2,810,299

CAPITAL INVESTMENT	439,616	450,275	394,528	298,366

FINANCIAL TRANSACTIONS	654,503	630,000	630,000	669,500

22

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		728	742	737	742
1.2	Deputy Minister’s Office		646	640	635	640
1.3	Strategic and Corporate Services		9,377	10,955	10,169	10,845
1.4	Human Resources		2,361	2,176	2,150	2,174
		Sub-total	13,112	14,513	13,691	14,401

2	Support for Adult Learning
2.1	Program Delivery Support		12,420	12,247	12,153	12,247
2.2	Operating Support for Post-Secondary Institutions		2,292,845	2,360,708	2,345,708	2,433,233
2.3	Academic Health Centres		21,000	21,000	21,000	21,000
2.4	Campus Alberta Innovations		32,435	17,151	17,151	17,951
2.5	Inter-Jurisdiction Programs		9,218	10,013	10,013	10,013
2.6	Community Education		22,952	24,027	24,027	24,490
2.7	Adult Learning System Initiatives		12,444	18,189	13,786	16,570
		Sub-total	2,403,314	2,463,335	2,443,838	2,535,504

3	Apprenticeship Delivery		30,406	32,314	30,828	31,386

4	Student Aid
4.1	Program Delivery Support		27,581	30,300	30,004	31,049
4.2	Scholarships and Awards		44,843	45,368	45,368	46,251
4.3	Student Aid Grants		50,543	56,399	56,399	57,493
		Sub-total	122,967	132,067	131,771	134,793

5	Foundational Learning Supports
5.1	Program Delivery Support		3,990	4,378	4,347	4,606
5.2	Foundational Learning Programs		74,786	80,409	85,759	89,609
		Sub-total	78,776	84,787	90,106	94,215
Total			2,648,575	2,727,016	2,710,234	2,810,299

23	Advanced Education

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Strategic and Corporate Services		558	734	1,015	-

2	Support for Adult Learning
2.7	Adult Learning System Initiatives		349	-	-	-

3	Apprenticeship Delivery		2,913	660	5,132	-

4	Student Aid
4.1	Program Delivery Support		582	2,299	2,299	-

CAPITAL PAYMENTS TO RELATED PARTIES
6	Post-Secondary Infrastructure
6.1	Capital Expansion and Upgrading		333,614	292,582	250,582	179,866
6.2	Capital Maintenance and Renewal		101,600	154,000	135,500	118,500
		Sub-total	435,214	446,582	386,082	298,366

Total			439,616	450,275	394,528	298,366

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
4	Student Aid
4.4	Student Loan Disbursements		654,503	630,000	630,000	669,500

Total			654,503	630,000	630,000	669,500

Advanced Education	24

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2018-19
		Estimate
1	Canada Student Loan Administration Funding is received from the federal government to administer Canada student loans and grants to Alberta students on a cost-recovery basis. Element 4.1	3,750

2	French Language Program Funding is received from the federal government to support French minority language and second language education programs provided by post-secondary institutions and fellowships for individuals in full- time studies in French. Elements 2.2 and 4.2	4,300

Total		8,050

25	Advanced Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Heritage Scholarships	50,805	51,099	52,099	51,099

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	438	600	1,237	552
Valuation Adjustments and Other Provisions
Provision for Future Cost of Student Loans Issued	62,726	59,800	56,800	59,800
Vacation Liability	154	5	5	5

Total	114,123	111,504	110,141	111,456

CAPITAL INVESTMENT
DEPARTMENT STATUTORY AMOUNTS
Capital Payments to Related Parties
Post-Secondary Infrastructure	84,452	112,603	112,603	28,151

Total	84,452	112,603	112,603	28,151

Advanced Education	26

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	14,401	557	-	(112)	14,846
Support for Adult Learning	2,535,504	-	-	(2,457,278)	78,226
Apprenticeship Delivery	31,386	-	-	-	31,386
Student Aid	134,793	110,899	-	(17,672)	228,020
Foundational Learning Supports	94,215	-	-	-	94,215
Post-Secondary Operations	-	-	5,748,892	(53,374)	5,695,518
Post-Secondary Debt Servicing	-	-	42,344	-	42,344
Post-Secondary Pension Provision	-	-	(32,788)	-	(32,788)
Total	2,810,299	111,456	5,758,448	(2,528,436)	6,151,767

CAPITAL INVESTMENT
Post-Secondary Infrastructure	298,366	28,151	727,653	(326,517)	727,653

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	2,810,299	110,904	5,212,888	(2,528,436)	5,605,655
Amortization	-	552	536,004	-	536,556
Debt servicing costs - general	-	-	42,344	-	42,344
Pension provisions	-	-	(32,788)	-	(32,788)
Total	2,810,299	111,456	5,758,448	(2,528,436)	6,151,767

CAPITAL INVESTMENT
Capital investment	-	-	714,053	-	714,053
Capital investment - Climate Leadership Plan	-	-	13,600	-	13,600
Capital Payments to Related Parties	298,366	28,151	-	(326,517)	-
Total	298,366	28,151	727,653	(326,517)	727,653

27	Advanced Education

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Advanced Education
Capital Payments to Related Parties
6.1 Capital Expansion and Upgrading	-	-	-	13,600
6.2 Capital Maintenance and Renewal	600	-	-	-
Intra-Ministry Consolidation Adjustment	(600)	-	-	(13,600)
Consolidated Total	-	-	-	-

CAPITAL INVESTMENT
Post-secondary Institutions
Capital investment
Post-Secondary Infrastructure	600	-	-	13,600
Consolidated Total	600	-	-	13,600

Advanced Education	28

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Advanced Education	260,925	291,184	313,344	249,307
Regulated Fund
Access to the Future Fund	508	413	413	426
Arms-Length Institution
Post-secondary Institutions	5,545,248	5,500,590	5,521,734	5,770,782
Intra-Ministry Consolidation Adjustment	(2,452,218)	(2,502,192)	(2,500,664)	(2,629,962)

Ministry Total	3,354,463	3,289,995	3,334,827	3,390,553
Inter-Ministry Consolidation Adjustment	(427,772)	(403,660)	(430,233)	(352,506)
Consolidated Total	2,926,691	2,886,335	2,904,594	3,038,047

EXPENSE
General Revenue Fund
Department of Advanced Education	3,282,364	3,397,705	3,319,060	3,248,272
Regulated Fund
Access to the Future Fund	10,000	-	-	-
Arms-Length Institution
Post-secondary Institutions	5,497,108	5,625,123	5,609,911	5,758,448
Intra-Ministry Consolidation Adjustment	(2,895,130)	(2,948,774)	(2,886,746)	(2,803,467)
Ministry Total	5,894,342	6,074,054	6,042,225	6,203,253
Inter-Ministry Consolidation Adjustment	(8,002)	(57,474)	(57,474)	(51,486)
Consolidated Total	5,886,340	6,016,580	5,984,751	6,151,767
Net Operating Result	(2,959,649)	(3,130,245)	(3,080,157)	(3,113,720)

CAPITAL INVESTMENT
General Revenue Fund
Department of Advanced Education	4,402	3,693	8,446	-
Arms-Length Institution
Post-secondary Institutions	727,022	1,047,121	986,621	727,653
Consolidated Total	731,424	1,050,814	995,067	727,653

29	Advanced Education

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	315,409	365,647	319,619	291,692
Transfers from Government of Canada	418,825	371,517	371,517	408,940
Transfer from Alberta Heritage Scholarship Fund	50,805	51,099	55,000	55,000
Labour Market Development	82,991	87,134	105,393	116,397
Investment Income	232,868	181,985	181,985	204,283
Premiums, Fees and Licences	4,751	4,855	4,855	6,335
Tuition and Non-Credit Courses	1,168,827	1,222,908	1,222,908	1,236,609
Donations, Grants and Contributions	317,267	327,574	327,574	336,629
Loss from Government Business Enterprises	(1,777)	-	-	-
Sales, Rentals and Services	612,217	618,845	618,845	653,092
Other Revenue	152,280	58,431	127,131	81,576
Ministry Total	3,354,463	3,289,995	3,334,827	3,390,553

EXPENSE

Ministry Support Services	13,583	15,118	14,933	14,958
Support for Adult Learning	72,685	75,746	75,449	78,226
Apprenticeship Delivery	28,221	32,314	30,828	31,386
Student Aid	220,789	242,966	222,998	228,020
Foundational Learning Supports	78,776	84,787	90,106	94,215
Post-Secondary Operations	5,450,851	5,597,637	5,596,109	5,746,892
Post-Secondary Debt Servicing	39,437	40,664	40,664	42,344
Post-Secondary Pension Provision	(10,000)	(15,178)	(28,862)	(32,788)
Ministry Total	5,894,342	6,074,054	6,042,225	6,203,253
Net Operating Result	(2,539,879)	(2,784,059)	(2,707,398)	(2,812,700)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	558	734	1,015	-
Support for Adult Learning	349	-	-	-
Apprenticeship Delivery	2,913	660	5,132	-
Student Aid	582	2,299	2,299	-
Post-Secondary Infrastructure	727,022	1,047,121	986,621	727,653
Ministry Total	731,424	1,050,814	995,067	727,653

AMORTIZATION	(501,677)	(517,086)	(517,723)	(536,556)

DISPOSALS OR WRITE OFFS	(11,984)	-	-	-
Total Change	217,763	533,728	477,344	191,097

Advanced Education	30

DEPARTMENT OF ADVANCED EDUCATION
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfers from Government of Canada	92,765	119,903	119,903	36,201
Transfer from Alberta Heritage Scholarship Fund	50,805	51,099	55,000	55,000
Labour Market Development	82,991	87,134	105,393	116,397
Investment Income	22,352	25,379	25,379	32,562
Premiums, Fees and Licences	6,724	4,855	4,855	6,335
Refunds of Expense	4,068	2,700	2,700	2,700
Other Revenue	1,219	114	114	112
Internal Government Transfers	1	-	-	-
Total	260,925	291,184	313,344	249,307

EXPENSE

Ministry Support Services	13,704	15,118	14,933	14,958
Support for Adult Learning	2,403,314	2,463,335	2,443,838	2,535,504
Apprenticeship Delivery	30,406	32,314	30,828	31,386
Student Aid	236,498	242,966	240,670	245,692
Foundational Learning Supports	78,776	84,787	90,106	94,215
Post-Secondary Infrastructure	519,666	559,185	498,685	326,517
Total	3,282,364	3,397,705	3,319,060	3,248,272
Net Operating Result	(3,021,439)	(3,106,521)	(3,005,716)	(2,998,965)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	558	734	1,015	-
Support for Adult Learning	349	-	-	-
Apprenticeship Delivery	2,913	660	5,132	-
Student Aid	582	2,299	2,299	-
Total	4,402	3,693	8,446	-

AMORTIZATION	(438)	(600)	(1,237)	(552)
Total Change	3,964	3,093	7,209	(552)

31	Advanced Education

ACCESS TO THE FUTURE FUND STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	508	413	413	426
EXPENSE

Post-Secondary Infrastructure	10,000	-	-	-
Net Operating Result	(9,492)	413	413	426

Advanced Education	32

EFFECT OF ARM’S-LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2018-19 Estimate amounts for the effect of Arm’s-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS
(thousands of dollars)
			Intra-Ministry	Ministry
	Core	Arms-Length	Consolidation	2018-19
	Government	Institutions	Adjustment	Estimate
REVENUE
Internal Government Transfers	-	2,893,503	(2,601,811)	291,692
Transfers from Government of Canada	36,201	400,890	(28,151)	408,940
Transfer from Alberta Heritage Scholarship Fund	55,000	-	-	55,000
Labour Market Development	116,397	-	-	116,397
Investment Income	32,988	171,295	-	204,283
Premiums, Fees and Licences	6,335	-	-	6,335
Tuition and Non-Credit Courses	-	1,236,609	-	1,236,609
Donations, Grants and Contributions	-	336,629	-	336,629
Sales, Rentals and Services	-	653,092	-	653,092
Other Revenue	2,812	78,764	-	81,576
Ministry Total	249,733	5,770,782	(2,629,962)	3,390,553

EXPENSE
Ministry Support Services	14,958	-	-	14,958
Support for Adult Learning	2,535,504	-	(2,457,278)	78,226
Apprenticeship Delivery	31,386	-	-	31,386
Student Aid	245,692	-	(17,672)	228,020
Foundational Learning Supports	94,215	-	-	94,215
Post-Secondary Infrastructure	326,517	-	(326,517)	-
Post-Secondary Operations	-	5,748,892	(2,000)	5,746,892
Post-Secondary Debt Servicing	-	42,344	-	42,344
Post-Secondary Pension Provision	-	(32,788)	-	(32,788)
Ministry Total	3,248,272	5,758,448	(2,803,467)	6,203,253
Net Operating Result	(2,998,539)	12,334	173,505	(2,812,700)

33	Advanced Education

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS WITHIN THE MINISTRY
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to Post-secondary Institutions from Department of Advanced Education	(2,363,980)	(2,387,589)	(2,386,061)	(2,474,950)
Transfers to Department of Advanced Education from Post-secondary Institutions	(3,039)	-	-	-
Transfers between Post-secondary Institutions	(13,781)	(2,000)	(2,000)	(2,000)
Post-secondary Institutions shared service charges	15,336	-	-	-
Accounting policy adjustments for:
Department of Advanced Education	(2,302)	-	-	-
Post-secondary Institutions	-	-	-	(124,861)
Post-secondary Institutions Strategic Investment Fund	(84,452)	(112,603)	(112,603)	(28,151)
Total	(2,452,218)	(2,502,192)	(2,500,664)	(2,629,962)

EXPENSE
Operating Expense
Transfers from Post-secondary Institutions to Department of Advanced Education	(3,039)	-	-	-
Transfers from Department of Advanced Education to Post-secondary Institutions	(2,363,980)	(2,387,589)	(2,386,061)	(2,474,950)
Transfers between Post-secondary Institutions	(13,781)	(2,000)	(2,000)	(2,000)
Department shared service costs	15,336	-	-	-
Capital Payments to Related Parties
Transfers to Post-secondary Institutions from Access to the Future Fund	(10,000)	-	-	-
Transfers from Department of Advanced Education to Post-secondary Institutions	(435,214)	(446,582)	(386,082)	(298,366)
Accounting policy adjustments for Post-secondary Institutions	(84,452)	(112,603)	(112,603)	(28,151)
Strategic Investment Fund
Total	(2,895,130)	(2,948,774)	(2,886,746)	(2,803,467)

Advanced Education	34

SUMMARY OF RELATED PARTY ADJUSTMENTS ... continued
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to Post-secondary Institutions from:
Alberta Health Services	(122,527)	(97,000)	(165,700)	(114,000)
Alberta Innovates Corporation	(126,023)	(91,550)	(110,000)	(80,000)
Department of Children’s Services	(1,837)	(2,200)	(2,200)	(2,200)
Department of Community and Social Services	(4,369)	(5,172)	(5,172)	(5,172)
Department of Economic Development and Trade	(32,609)	(30,837)	(30,837)	(30,837)
Department of Health	(111,102)	(110,264)	(45,786)	(49,728)
Department of Labour	(3,983)	(2,000)	(2,000)	(2,000)
Other related parties	(25,231)	(13,424)	(13,424)	(13,457)
Transfers to Department of Advanced Education from:
Alberta Heritage Scholarship Fund	(50,805)	(51,099)	(55,000)	(55,000)
Alberta Innovates Corporation	(1)	-	-	-
Post-secondary Institutions shared service charges	(856)	-	-	-
Department shared service charges	-	(114)	(114)	(112)
Accounting policy adjustments for:
Post-secondary Institutions	28,859	-	-	-
Department of Advanced Education	22,712	-	-	-
Total	(427,772)	(403,660)	(430,233)	(352,506)

EXPENSE
Operating Expense
Transfers from Post-secondary Institutions to:
Alberta Health Services	-	(57,000)	(57,000)	(51,000)
Other related parties	(2,854)	(360)	(360)	(374)
Transfers from Department of Advanced Education to:
Alberta Innovates Corporation	(3,000)	-	-	-
Department of Education	(1,783)	-	-	-
Other related parties	(635)	-	-	-
Post-secondary Institutions shared service costs	(856)	-	-	-
Department shared service costs	-	(114)	(114)	(112)
Accounting policy adjustments for Post-secondary Institutions	1,126	-	-	-
Total	(8,002)	(57,474)	(57,474)	(51,486)

35	Advanced Education

Agriculture and Forestry

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	1,030,130	739,623	1,011,683	773,547

CAPITAL INVESTMENT	14,593	16,864	16,244	14,705

FINANCIAL TRANSACTIONS	2,360	1,310	1,310	1,310

36

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		681	743	743	877
1.2	Deputy Minister’s Office		678	785	785	783
1.3	Farmers’ Advocate		925	961	961	955
1.4	Corporate Services		17,164	15,563	15,563	16,566
1.5	Human Resources		3,000	3,003	3,003	3,278
		Sub-total	22,448	21,055	21,055	22,459

2	Intergovernmental Relations, Trade and Environment
2.1	Policy, Strategy and Intergovernmental Relations		6,841	7,806	7,806	7,562
2.2	Environmental Stewardship		11,124	11,952	12,064	11,804
2.3	Irrigation and Farm Water		7,663	8,061	8,061	7,992
2.4	Economics and Competitiveness		3,536	3,525	3,525	3,659
		Sub-total	29,164	31,344	31,456	31,017

3	Food and Value-Added Processing
3.1	Rural Development		31,335	37,156	37,376	37,699
3.2	Food Safety		14,649	15,717	15,900	15,478
3.3	Food and Bio-Processing		9,275	10,144	10,384	9,753
3.4	Agricultural Service Boards		11,613	11,593	11,593	11,598
3.5	Agricultural Societies and Exhibitions		11,462	11,462	11,462	11,462
3.6	Agriculture Initiatives		900	1,000	-	-
		Sub-total	79,234	87,072	86,715	85,990

4	Livestock and Crops
4.1	Animal Health and Assurance		13,754	15,581	15,579	14,677
4.2	Research and Extension		36,035	39,801	38,739	38,275
4.3	Marketing Council		864	864	864	884
		Sub-total	50,653	56,246	55,182	53,836

5	Agriculture Insurance and Lending Assistance
5.1	Lending Assistance		11,672	12,547	12,547	12,955
5.2	Insurance		278,371	240,452	243,903	249,126
5.3	Agriculture Income Support		85,666	57,478	110,908	52,759
		Sub-total	375,709	310,477	367,358	314,840

6	Forests
6.1	Wildfire Management		323,020	97,124	302,468	94,947
6.2	Flat Top Complex		7,345	8,426	8,426	8,394
6.3	Forest Management		47,416	49,622	49,336	52,112
6.4	Forest Tenure, Trade and Policy		7,868	3,808	3,808	4,282
		Sub-total	385,649	158,980	364,038	159,735

7	Climate Leadership Plan		5,971	8,434	19,384	41,640

8	Canadian Agricultural Partnership		56,780	36,115	37,095	46,630

37	Agriculture and Forestry

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)		Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
CAPITAL GRANTS
2	Intergovernmental Relations, Trade and Environment
2.5	Irrigation Infrastructure Assistance	19,000	19,000	19,000	14,000

3	Food and Value-Added Processing
3.1	Rural Development	5,522	10,900	10,400	3,400
Total		1,030,130	739,623	1,011,683	773,547
CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS 1
1	Ministry Support Services
1.4	Corporate Services	11	1,250	1,250	1,248

2	Intergovernmental Relations, Trade and Environment
2.2	Environmental Stewardship	133	-	-	-
2.3	Irrigation and Farm Water	393	200	200	200
2.4	Economics and Competitiveness	59	-	-	-
	Sub-total	585	200	200	200

3	Food and Value-Added Processing
3.2	Food Safety	747	380	380	380
3.3	Food and Bio-Processing	746	416	416	416
	Sub-total	1,493	796	796	796

4	Livestock and Crops
4.1	Animal Health and Assurance	25	-	-	-
4.2	Research and Extension	1,221	1,000	1,200	650
	Sub-total	1,246	1,000	1,200	650

6	Forests
6.1	Wildfire Management	7,865	10,543	9,723	9,511
6.2	Flat Top Complex	2,903	2,100	2,100	2,100
6.3	Forest Management	269	-	-	-
	Sub-total	11,037	12,643	11,823	11,611

7	Climate Leadership Plan	104	975	975	200

8	Canadian Agricultural Partnership	117	-	-	-
Total		14,593	16,864	16,244	14,705
FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITIONS
6	Forests
6.1	Wildfire Management	2,360	1,310	1,310	1,310
Total		2,360	1,310	1,310	1,310

Agriculture and Forestry	38

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2018-19
		Estimate
1	Canadian Agricultural Partnership	41,830
	Federal funding provided through the bilateral Canadian Agricultural Partnership Agreement is used to support a profitable and innovative agriculture, agri-food and agri-based industry. Element 8

2	Industry Research and Food Processing Services	7,772

Industry-sponsored research that supports the agriculture and food industry, and fee revenue from Food Processing Development Centre facility usage and meat inspection is used to fund the costs of providing those services. Elements 1.3, 1.4, 2.2, 2.3, 3.1, 3.2, 3.3, 4.1 and 4.2

3	Wildfire Management	685

Funding from the federal government, other ministries, industry and communities is used to support wildfire management initiatives including the National Forest Inventory, the Hinton Training Centre and the Junior Forest Rangers. Element 6.1

4	Forest Management	2,510

Funding from the Manning Diversified Research Trust Fund and forest companies is used for forest management research including the Alberta Tree Improvement Seed Centre and forest reforestation. Element 6.3

5	Mountain Pine Beetle	500

Funding from the Government of Saskatchewan is used to prevent or minimize the potential of mountain pine beetle infestations crossing Alberta’s eastern border and moving into forested areas of Saskatchewan. Element 6.3

Total		53,297
CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Industry-sponsored Capital Contributions	150
	Industry-sponsored contributions for capital spending. Element 4.2
Total		150

39	Agriculture and Forestry

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because theLegislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants
Ministry Support Services	-	-	8	-
Food and Value-Added Processing	-	-	-	300
Amortization
Ministry Support Services	643	953	953	953
Intergovernmental Relations, Trade and Environment	760	900	900	900
Food and Value-Added Processing	1,544	2,300	2,300	2,300
Livestock and Crops	2,218	2,100	2,100	2,100
Forests	10,426	12,230	12,230	12,230
Canadian Agricultural Partnership	104	-	-	-
Consumption of Inventory
Forests	875	1,310	1,310	1,310
Valuation Adjustments and Other Provisions
Ministry Support Services	72	-	-	-
Intergovernmental Relations, Trade and Environment	85	-	-	-
Food and Value-Added Processing	(44)	-	-	-
Livestock and Crops	88	-	-	-
Forests	317	-	-	-
Climate Leadership Plan	9	-	-	-
Canadian Agricultural Partnership	4	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	113	-	-	-
Livestock and Crops	3	-	-	-
Total	17,217	19,793	19,801	20,093
CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Food and Value-Added Processing	-	-	360	-
Livestock and Crops	4,122	-	-	-
Alternatively Financed Capital Assets
Livestock and Crops	60	-	-	-
Capital Acquired from Related Parties
Intergovernmental Relations, Trade and Environment	-	370	370	-
Food and Value-Added Processing	-	-	482	-
Forests	-	-	790	-
Total	4,182	370	2,002	-

Agriculture and Forestry	40

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	22,459	953	-	-	23,412
Intergovernmental Relations, Trade and Environment	45,017	900	-	-	45,917
Food and Value-Added Processing	89,390	2,600	-	(2,200)	89,790
Livestock and Crops	53,836	2,100	-	(7,000)	48,936
Lending	12,955	-	34,825	(12,955)	34,825
Insurance	249,126	-	493,330	(249,126)	493,330
Agriculture Income Support	52,759	-	120,487	(52,759)	120,487
Forests	159,735	13,540	29,175	(2,804)	199,646
Climate Leadership Plan	41,640	-	-	-	41,640
Canadian Agricultural Partnership	46,630	-	-	-	46,630
Debt Servicing Costs	-	-	71,153	-	71,153
Total	773,547	20,093	748,970	(326,844)	1,215,766

CAPITAL INVESTMENT
Ministry Support Services	1,248	-	-	-	1,248
Intergovernmental Relations, Trade and Environment	200	-	-	-	200
Food and Value-Added Processing	796	-	-	-	796
Livestock and Crops	650	-	-	-	650
Lending	-	-	1,877	-	1,877
Insurance	-	-	4,046	-	4,046
Agriculture Income Support	-	-	1,650	-	1,650
Forests	11,611	-	-	-	11,611
Climate Leadership Plan	200	-	-	-	200
Total	14,705	-	7,573	-	22,278

INVENTORY ACQUISITIONS
Forests	1,310	-	-	-	1,310

41	Agriculture and Forestry

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE ... continued
RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)
		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Operating expense	714,507	-	668,377	(326,544)	1,056,340
Operating expense - Climate Leadership Plan	41,640	-	-	-	41,640
Capital grants	17,400	300	-	(300)	17,400
Amortization	-	18,483	9,440	-	27,923
Inventory consumption	-	1,310	-	-	1,310
Debt servicing costs - general	-	-	71,153	-	71,153
Total	773,547	20,093	748,970	(326,844)	1,215,766

CAPITAL INVESTMENT
Capital investment	14,505	-	7,573	-	22,078
Capital investment - Climate Leadership Plan	200	-	-	-	200
Total	14,705	-	7,573	-	22,278

INVENTORY ACQUISITIONS	1,310	-	-	-	1,310

Agriculture and Forestry	42

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Agriculture and Forestry
Operating expense	5,980	8,434	19,384	41,640
7 Climate Leadership Plan

CAPITAL INVESTMENT
Department of Agriculture and Forestry
Capital investment
7 Climate Leadership Plan	104	975	975	200

43	Agriculture and Forestry

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Agriculture and Forestry	126,354	99,899	110,133	124,792
Regulated Fund
Environmental Protection and Enhancement Fund	270,433	29,382	234,382	29,375
Provincial Corporation or Agency
Agriculture Financial Services Corporation	1,226,548	1,060,556	1,202,949	1,104,774
Intra-Ministry Consolidation Adjustment	(619,685)	(310,477)	(572,358)	(314,840)
Ministry Total	1,003,650	879,360	975,106	944,101
Inter-Ministry Consolidation Adjustment	(1,472)	(1,120)	(2,392)	(1,150)
Consolidated Total	1,002,178	878,240	972,714	942,951

EXPENSE
General Revenue Fund
Department of Agriculture and Forestry	1,047,347	759,416	1,031,484	793,640
Regulated Fund
Environmental Protection and Enhancement Fund	270,433	29,382	234,382	29,375
Provincial Corporation or Agency
Agriculture Financial Services Corporation	972,108	707,453	934,947	719,595
Intra-Ministry Consolidation Adjustment	(619,870)	(310,477)	(572,358)	(314,840)
Ministry Total	1,670,018	1,185,774	1,628,455	1,227,770
Inter-Ministry Consolidation Adjustment	(10,742)	(11,304)	(11,312)	(12,004)
Consolidated Total	1,659,276	1,174,470	1,617,143	1,215,766
Net Operating Result	(657,098)	(296,230)	(644,429)	(272,815)

CAPITAL INVESTMENT
General Revenue Fund
Department of Agriculture and Forestry	18,775	17,234	18,246	14,705
Provincial Corporation or Agency
Agriculture Financial Services Corporation	7,366	7,570	7,570	7,573
Ministry Total	26,141	24,804	25,816	22,278
Inter-Ministry Consolidation Adjustment	-	(370)	(1,642)	-
Consolidated Total	26,141	24,434	24,174	22,278

Agriculture and Forestry	44

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	789	370	1,642	-
Transfers from Government of Canada	394,552	297,734	381,780	314,998
Investment Income	129,924	142,434	125,793	136,149
Premiums, Fees and Licences	460,660	428,625	453,940	484,098
Other Revenue	17,725	10,197	11,951	8,856
Ministry Total	1,003,650	879,360	975,106	944,101

EXPENSE

Ministry Support Services	23,276	22,008	22,016	23,412
Intergovernmental Relations, Trade and Environment	49,009	51,244	51,356	45,917
Food and Value-Added Processing	86,260	100,272	99,415	91,990
Livestock and Crops	52,909	58,346	57,282	55,936
Lending	31,737	38,433	37,708	34,825
Insurance	683,273	476,341	572,064	493,330
Agriculture Income Support	187,835	122,144	256,365	120,487
Forests	424,187	201,702	406,760	202,450
Climate Leadership Plan	5,980	8,434	19,384	41,640
Canadian Agricultural Partnership	56,888	36,115	37,095	46,630
Debt Servicing Costs	68,664	70,735	69,010	71,153
Ministry Total	1,670,018	1,185,774	1,628,455	1,227,770

Net Operating Result	(666,368)	(306,414)	(653,349)	(283,669)
CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	11	1,250	1,250	1,248
Intergovernmental Relations, Trade and Environment	585	570	570	200
Food and Value-Added Processing	1,493	796	1,638	796
Livestock and Crops	5,428	1,000	1,200	650
Lending	1,896	1,876	1,876	1,877
Insurance	3,940	4,044	4,044	4,046
Agriculture Income Support	1,530	1,650	1,650	1,650
Forests	11,037	12,643	12,613	11,611
Climate Leadership Plan	104	975	975	200
Canadian Agricultural Partnership	117	-	-	-
Ministry Total	26,141	24,804	25,816	22,278

AMORTIZATION	(24,424)	(28,335)	(28,335)	(27,923)
DISPOSALS OR WRITE OFFS	(116)	-	(8)	(300)
Total Change	1,601	(3,531)	(2,527)	(5,945)
CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS
Forests	2,360	1,310	1,310	1,310
Ministry Total	2,360	1,310	1,310	1,310

CONSUMPTION	(875)	(1,310)	(1,310)	(1,310)

Total Change	1,485	-	-	-

45	Agriculture and Forestry

DEPARTMENT OF AGRICULTURE AND FORESTRY

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Internal Government Transfers	881	370	1,642	-
Transfers from Government of Canada	61,928	37,200	40,810	49,943
Investment Income	23	-	-	-
Premiums, Fees and Licences	2,024	1,970	2,868	1,982
Timber Royalties and Fees	42,911	50,162	52,862	64,011
Other Revenue	18,587	10,197	11,951	8,856
Total	126,354	99,899	110,133	124,792

EXPENSE

Ministry Support Services	23,276	22,008	22,016	23,412
Intergovernmental Relations, Trade and Environment	49,009	51,244	51,356	45,917
Food and Value-Added Processing	86,260	100,272	99,415	91,990
Livestock and Crops	52,958	58,346	57,282	55,936
Agriculture Insurance and Lending Assistance	375,709	310,477	367,358	314,840
Forests	397,267	172,520	377,578	173,275
Climate Leadership Plan	5,980	8,434	19,384	41,640
Canadian Agricultural Partnership	56,888	36,115	37,095	46,630
Total	1,047,347	759,416	1,031,484	793,640
Net Operating Result	(920,993)	(659,517)	(921,351)	(668,848)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	11	1,250	1,250	1,248
Intergovernmental Relations, Trade and Environment	585	570	570	200
Food and Value-Added Processing	1,493	796	1,638	796
Livestock and Crops	5,428	1,000	1,200	650
Forests	11,037	12,643	12,613	11,611
Climate Leadership Plan	104	975	975	200
Canadian Agricultural Partnership	117	-	-	-
Total	18,775	17,234	18,246	14,705

AMORTIZATION	(15,695)	(18,483)	(18,483)	(18,483)

DISPOSALS OR WRITE OFFS	(116)	-	(8)	(300)
Total Change	2,964	(1,249)	(245)	(4,078)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Forests	2,360	1,310	1,310	1,310
CONSUMPTION	(875)	(1,310)	(1,310)	(1,310)
Total Change	1,485	-	-	-

Agriculture and Forestry	46

ENVIRONMENTAL PROTECTION AND ENHANCEMENT FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Transfer from Department	243,231	-	205,000	-
Investment Income	208	889	889	889
Timber Royalties and Fees	26,994	28,493	28,493	28,486
Total	270,433	29,382	234,382	29,375

EXPENSE

Forest Fires	254,991	11,714	216,714	11,707
Flat Top Complex	13,436	14,927	14,927	14,927
Forest Health	526	487	487	487
Environmental Emergency Response	1,406	1,974	1,974	1,974
Intercept Feeding and Fencing	-	80	80	80
Debt Servicing Costs	74	200	200	200
Total	270,433	29,382	234,382	29,375
Net Operating Result	-	-	-	-

47	Agriculture and Forestry

AGRICULTURE FINANCIAL SERVICES CORPORATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Transfer from Department	375,481	310,477	367,358	314,840
Transfers from Government of Canada	332,624	260,534	340,970	265,055
Investment Income	129,693	141,545	124,904	135,260
Insurance Premiums	370,334	332,962	354,679	375,386
Other Premiums, Fees and Licences	18,397	15,038	15,038	14,233
Other Revenue	19	-	-	-
Total	1,226,548	1,060,556	1,202,949	1,104,774

EXPENSE

Lending	31,737	38,433	37,708	34,825
AgriInsurance	568,035	410,361	520,383	395,796
Livestock Insurance	24,080	13,634	25,732	34,814
Hail Insurance	55,840	45,641	26,061	54,831
Wildlife Compensation	35,991	6,705	(112)	7,889
Agriculture Income Support	187,835	122,144	256,365	120,487
Debt Servicing Costs	68,590	70,535	68,810	70,953
Total	972,108	707,453	934,947	719,595
Net Operating Result	254,440	353,103	268,002	385,179

CHANGE IN CAPITAL ASSETS
INVESTMENT

Lending	1,896	1,876	1,876	1,877
AgriInsurance	3,659	3,525	3,525	3,527
Hail Insurance	218	455	455	455
Wildlife Compensation	63	64	64	64
Agriculture Income Support	1,530	1,650	1,650	1,650
Total	7,366	7,570	7,570	7,573

AMORTIZATION	(8,729)	(9,852)	(9,852)	(9,440)
Total Change	(1,363)	(2,282)	(2,282)	(1,867)

Agriculture and Forestry	48

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
Transfers to Department from:
Agriculture Financial Services Corporation	(673)	-	-	-
Environmental Protection and Enhancement Fund	(208)	-	-	-
Transfers from Department to:
Agriculture Financial Services Corporation	(375,709)	(310,477)	(367,358)	(314,840)
Environmental Protection and Enhancement Fund	(243,231)	-	(205,000)	-
Department accounting policy adjustments	(92)	-	-	-
Agriculture Financial Services Corporation accounting policy adjustments	228	-	-	-
Total	(619,685)	(310,477)	(572,358)	(314,840)

EXPENSE
Operating Expense
Transfers from Environmental Protection and Enhancement Fund to:
Department of Agriculture and Forestry	(208)	-	-	-
Transfers from Department to:
Agriculture Financial Services Corporation	(375,709)	(310,477)	(367,358)	(314,840)
Environmental Protection and Enhancement Fund	(243,231)	-	(205,000)	-
Transfers from Agriculture Financial Services Corporation to:
Department of Agriculture and Forestry	(673)	-	-	-
Department accounting policy adjustments	(49)	-	-	-
Total	(619,870)	(310,477)	(572,358)	(314,840)

49	Agriculture and Forestry

SUMMARY OF RELATED PARTY ADJUSTMENTS ... continued
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to Department from:
Alberta Innovates Corporation	(657)	-	-	-
Alberta Social Housing Corporation	-	-	(290)	-
Department of Service Alberta	-	(370)	(1,352)	-
Post-secondary Institutions	(195)	-	-	-
School Boards	(498)	-	-	-
Department shared service charges	(122)	(750)	(750)	(1,150)
Total	(1,472)	(1,120)	(2,392)	(1,150)

EXPENSE
Operating Expense
Transfers from Environmental Protection and Enhancement Fund to:
Department of Environment and Parks	(1,354)	(2,054)	(2,054)	(2,054)
Other related parties	(125)	-	-	-
Transfers from Department to:
Other related parties	(315)	-	-	-
Post-secondary Institutions	(7,500)	(8,500)	(8,500)	(8,500)
Transfers from Agriculture Financial Services Corporation to:
Alberta Innovates Corporation	(9)	-	-	-
Alberta Investment Management Corporation	(1,317)	-	-	-
Department shared service charges	(122)	(750)	(750)	(1,150)
Capital Grants
Transfers from Department of Agriculture and Forestry to Department of Infrastructure	-	-	(8)	(300)
Total	(10,742)	(11,304)	(11,312)	(12,004)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Agriculture and Forestry from:
Alberta Social Housing Corporation	-	-	(290)	-
Department of Service Alberta	-	(370)	(1,352)	-
Transfers from Department of Agriculture and Forestry to Department of Infrastructure	-	-	8	300
Total	-	(370)	(1,634)	300

Agriculture and Forestry	50

Children’s Services

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE	1,189,216	1,204,122	1,301,097	1,348,552

CAPITAL INVESTMENT	1,494	1,539	1,539	-

51

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		129	905	905	905
1.2	Deputy Minister’s Office		140	800	800	800
1.3	Human Resources		3,751	3,930	3,930	3,930
1.4	Strategic Services		7,226	7,999	7,999	6,762
1.5	Corporate Services		4,100	4,305	4,305	5,302
		Sub-total	15,346	17,939	17,939	17,699

2	Child Intervention
2.1	Program Planning and Delivery		25,517	35,477	35,477	35,478
2.2	Child Intervention Services		496,772	493,679	525,079	524,472
2.3	Supports for Permanency		59,879	56,312	61,612	64,618
2.4	Foster Care Support		184,479	177,069	187,269	195,728
		Sub-total	766,647	762,537	809,437	820,296

3	Child Care
3.1	Program Planning and Delivery		3,996	3,639	3,539	3,513
3.2	Child Care Subsidy and Supports		201,090	216,035	261,635	268,442
3.3	Child Care Accreditation		105,832	101,152	106,002	120,794
		Sub-total	310,918	320,826	371,176	392,749

4	Early Intervention Services for Children and Youth
4.1	Early Intervention and Early Childhood Development		88,137	92,535	92,435	97,581
4.2	Youth in Transition		8,168	10,035	10,035	10,101
		Sub-total	96,305	102,570	102,470	107,682

5	Services Provided to Other Ministries		-	-	-	10,126

CAPITAL GRANTS
3	Child Care
3.2	Child Care Subsidy and Supports		-	250	75	-
Total			1,189,216	1,204,122	1,301,097	1,348,552

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Child Intervention
2.1	Program Planning and Delivery		1,494	1,539	1,539	-
Total			1,494	1,539	1,539	-

Children’s Services	52

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If acredit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2018-19 Estimate
1 Services Provided to Other Ministries
Funding received from the Ministries of Community and Social Services, Seniors and Housing, and Status of Women for the provision of integrated human resource services. Program 5.	10,126
Total	10,126

53	Children’s Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Child Benefit	105,977	174,000	170,000	175,000

DEPARTMENT NON-CASH AMOUNTS
Amortization
Child Intervention	3,148	1,789	1,789	4,388
Valuation Adjustments and Other Provisions
Ministry Support Services	55	-	-	-
Child Intervention	1,032	1,500	1,500	1,500
Child Care	50	-	-	-
Early Intervention Services for Children and Youth	17	-	-	-
Total	110,279	177,289	173,289	180,888

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Child Intervention	-	8,342	7,250	6,591
Total	-	8,342	7,250	6,591

Children’s Services	54

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE
The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministryonthe Government’s consolidated 2018-19 Estimates.
RECONCILIATION BY PROGRAM
(thousands of dollars)
				Consolidated
	Voted	Amounts	Consolidation	2018-19
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	17,699	-	-	17,699
Child Intervention	820,296	5,888	(3,200)	822,984
Child Care	392,749	-	(2,300)	390,449
Early Intervention Services for Children and Youth	107,682	-	(5,300)	102,382
Services Provided to Other Ministries	10,126	-	(10,126)	-
Alberta Child Benefit	-	175,000	-	175,000
Total	1,348,552	180,888	(20,926)	1,508,514

CAPITAL INVESTMENT
Child Intervention	-	6,591	(6,591)	-

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,348,552	176,500	(20,926)	1,504,126
Amortization	-	4,388	-	4,388
Total	1,348,552	180,888	(20,926)	1,508,514

CAPITAL INVESTMENT	-	6,591	(6,591)	-

55	Children’s Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Services to First Nations Reserves	39,066	30,543	30,543	45,678
Other Federal Transfers	30,019	24,430	70,030	70,982
Other Revenue	14,085	1,971	1,971	13,982
Internal Government Transfers	-	8,342	7,250	6,591
Ministry Total	83,170	65,286	109,794	137,233

EXPENSE

Ministry Support Services	15,401	17,939	17,939	17,699
Child Intervention	770,827	765,826	812,726	826,184
Child Care	310,968	321,076	371,251	392,749
Early Intervention Services for Children and Youth	96,322	102,570	102,470	107,682
Services Provided to Other Ministries	-	-	-	10,126
Alberta Child Benefit	105,977	174,000	170,000	175,000
Ministry Total	1,299,495	1,381,411	1,474,386	1,529,440
Net Operating Result	(1,216,325)	(1,316,125)	(1,364,592)	(1,392,207)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Child Intervention	1,494	9,881	8,789	6,591
AMORTIZATION	(3,148)	(1,789)	(1,789)	(4,388)
Total Change	(1,654)	8,092	7,000	2,203

Children’s Services	56

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Children’s Services	-	(8,342)	(7,250)	(6,591)
Shared service charges collected by Department of Children’s Services	-	-	-	(10,126)
Total	-	(8,342)	(7,250)	(16,717)

EXPENSE
Operating Expense
Transfers from Department of Children’s Services to:
Alberta Health Services	(2,052)	(1,600)	(1,600)	(1,600)
Post-secondary Institutions	(1,837)	(2,200)	(2,200)	(2,200)
School Boards	(4,997)	(7,000)	(7,000)	(7,000)
Shared services provided by Department of Children’s Services	-	-	-	(10,126)
Total	(8,886)	(10,800)	(10,800)	(20,926)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Children’s Services	-	(8,342)	(7,250)	(6,591)
Total	-	(8,342)	(7,250)	(6,591)

57	Children’s Services

Community and Social Services

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	3,272,692	3,331,787	3,564,534	3,713,582

CAPITAL INVESTMENT	4,051	3,623	3,623	547

58

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		756	792	792	792
1.2	Deputy Minister’s Office		895	864	864	864
1.3	Human Resources		3,750	4,051	4,051	4,028
1.4	Strategic Services		7,269	9,213	9,213	8,996
1.5	Corporate Services		4,219	4,285	4,285	5,063
1.6	Appeals Panels		3,649	4,225	4,225	4,213
		Sub-total	20,538	23,430	23,430	23,956

2	Employment and Income Support
2.1	Program Planning and Delivery		166,085	152,864	166,164	165,600
2.2	Income Support to People Expected to Work or Working		357,183	355,225	394,725	386,954
2.3	Income Support to People with Barriers to Full Employment		243,544	249,886	275,886	305,464
2.4	Career and Employment Services		55,657	55,512	58,102	72,322
		Sub-total	822,469	813,487	894,877	930,340

3	Assured Income for the Severely Handicapped
3.1	Program Planning and Delivery		32,961	33,016	33,016	34,500
3.2	Financial Assistance Grants		971,218	1,014,858	1,038,358	1,098,342
		Sub-total	1,004,179	1,047,874	1,071,374	1,132,842

4	Disability Services
4.1	Program Planning and Delivery		863	1,676	1,676	1,864
4.2	Persons with Developmental Disabilities - Supports to Albertans		847,772	852,989	899,197	950,200
4.3	Persons with Developmental Disabilities - Direct Operations		48,155	54,343	54,043	47,638
4.4	Family Support for Children with Disabilities		180,613	171,270	191,070	209,764
4.5	Provincial Disability Supports Initiatives		17,004	22,708	20,108	19,962
4.6	Fetal Alcohol Spectrum Disorder Initiatives		25,789	26,159	26,159	26,157
4.7	Disability Advocate’s Office		-	-	-	1,000
		Sub-total	1,120,196	1,129,145	1,192,253	1,256,585

5	Homeless and Outreach Support Services
5.1	Program Planning and Delivery		4,629	4,287	4,287	4,559
5.2	Homeless Shelters		43,740	43,077	43,077	46,809
5.3	Women’s Shelters		49,067	49,668	49,668	51,319
5.4	Homeless Support Outreach Services		86,134	95,808	94,508	92,850
		Sub-total	183,570	192,840	191,540	195,537

6	Community Supports and Family Safety
6.1	Program Planning and Delivery		3,393	4,337	3,937	3,805
6.2	Family and Community Support Services		100,721	100,729	100,729	100,698
6.3	Family and Community Safety		17,624	18,645	23,795	18,245
		Sub-total	121,738	123,711	128,461	122,748

7	Services Provided to Other Ministries		-	-	62,099	50,474

59	Community and Social Services

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE ... continued
8	2013 Alberta Flooding
8.1	Administrative and Capacity Support		2	1,100	300	-

CAPITAL GRANTS
4	Disability Services
4.2	Persons with Developmental Disabilities - Supports to Albertans		-	200	200	-

5	Homeless and Outreach Support Services
5.3	Women’s Shelters		-	-	-	1,100

Total			3,272,692	3,331,787	3,564,534	3,713,582

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategic Services		629	494	494	-

2	Employment and Income Support
2.1	Program Planning and Delivery		3,219	2,582	2,582	-

4	Disability Services
4.2	Persons with Developmental Disabilities - Supports to Albertans		36	30	30	-
4.3	Persons with Developmental Disabilities - Direct Operations		167	517	517	547
		Sub-total	203	547	547	547

Total			4,051	3,623	3,623	547

Community and Social Services	60

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)	2018-19
Estimate
1 Services Provided to Other Ministries	50,474

Funding received from other ministries is used to provide financial and administrative services to other government departments (e.g. strategic services, corporate services, contact centres). Program 7.

Total	50,474

61	Community and Social Services

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	3	103	103	204
Employment and Income Support	4,497	11,353	11,353	9,014
Assured Income for the Severely Handicapped	19	13	13	12
Disability Services	318	222	222	196
Valuation Adjustments and Other Provisions
Ministry Support Services	1	29	29	29
Employment and Income Support	266	-	-	-
Assured Income for the Severely Handicapped	5	32	32	32
Disability Services	14	505	505	505
Community Supports and Family Safety	1	-	-	-

Total	5,124	12,257	12,257	9,992

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Employment and Income Support	-	6,163	6,288	-

Total	-	6,163	6,288	-

Community and Social Services	62

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)				Consolidated
	Voted	Amounts	Consolidation	2018-19
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	23,956	233	-	24,189
Employment and Income Support	930,340	9,014	(4,672)	934,682
Assured Income for the Severely Handicapped	1,132,842	44	-	1,132,886
Disability Services	1,256,585	701	(7,900)	1,249,386
Homeless and Outreach Support Services	196,637	-	-	196,637
Community Supports and Family Safety	122,748	-	-	122,748
Services Provided to Other Ministries	50,474	-	(50,474)	-
Total	3,713,582	9,992	(63,046)	3,660,528

CAPITAL INVESTMENT
Disability Services	547	-	-	547

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	3,712,482	566	(63,046)	3,650,002
Capital grants	1,100	-	-	1,100
Amortization	-	9,426	-	9,426
Total	3,713,582	9,992	(63,046)	3,660,528

CAPITAL INVESTMENT	547	-	-	547

63	Community and Social Services

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Services on First Nations Reserves	42,388	34,197	46,497	47,984
Labour Market Development	68,067	66,040	72,988	73,008
Other Federal Transfers	1,740	-	-	-
Premiums, Fees and Licences	256	357	357	389
Other Revenue	6,436	17,968	80,067	68,525
Internal Government Transfers	-	6,163	6,288	-
Ministry Total	118,887	124,725	206,197	189,906

EXPENSE

Ministry Support Services	20,542	23,562	23,562	24,189
Employment and Income Support	827,232	824,840	906,230	939,354
Assured Income for the Severely Handicapped	1,004,203	1,047,919	1,071,419	1,132,886
Disability Services	1,120,528	1,130,072	1,193,180	1,257,286
Homeless and Outreach Support Services	183,570	192,840	191,540	196,637
Community Supports and Family Safety	121,739	123,711	128,461	122,748
Services Provided to Other Ministries	-	-	62,099	50,474
2013 Alberta Flooding	2	1,100	300	-
Ministry Total	3,277,816	3,344,044	3,576,791	3,723,574
Net Operating Result	(3,158,929)	(3,219,319)	(3,370,594)	(3,533,668)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	629	494	494	-
Employment and Income Support	3,219	8,745	8,870	-
Disability Services	203	547	547	547
Ministry Total	4,051	9,786	9,911	547

AMORTIZATION	(4,837)	(11,691)	(11,691)	(9,426)
Total Change	(786)	(1,905)	(1,780)	(8,879)

Community and Social Services	64

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Community and Social Services	-	(6,163)	(6,288)	-
Transfers from Alberta Health Services to Department of Community and Social Services	(278)	-	-	-
Shared service charges collected by Department of Community and Social Services	-	-	(62,099)	(50,474)
Accounting policy adjustments for Department of Community and Social Services	18	-	-	-
Total	(260)	(6,163)	(68,387)	(50,474)

EXPENSE
Operating Expense
Transfers from Department of Community and Social Services to:
Alberta Health Services	(12,632)	(7,400)	(7,400)	(7,400)
Post-secondary Institutions	(4,369)	(5,172)	(5,172)	(5,172)
School Boards	(2,823)	-	-	-
Shared services provided by Department of Community and Social Services	-	-	(62,099)	(50,474)
Total	(19,824)	(12,572)	(74,671)	(63,046)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Community and Social Services	-	(6,163)	(6,288)	-
Total	-	(6,163)	(6,288)	-

65	Community and Social Services

Culture and Tourism

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	310,196	332,203	354,413	360,713

CAPITAL INVESTMENT	2,024	2,041	2,041	2,041

FINANCIAL TRANSACTIONS	325	5,017	533	909

66

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		681	775	775	775
1.2	Deputy Minister’s Office		463	600	600	600
1.3	Human Resources		1,331	1,420	1,411	1,410
1.4	Corporate Services		8,257	9,049	9,011	9,018
		Sub-total	10,732	11,844	11,797	11,803

2	Community and Voluntary Support Services
2.1	Program Support		435	785	978	985
2.2	Community Engagement		9,315	10,383	10,072	10,275
2.3	Community Initiatives Program		24,359	24,585	24,085	25,000
2.4	Other Initiatives		1,958	2,000	11,400	6,000
2.5	Major Fairs		15,348	15,350	15,350	15,350
		Sub-total	51,415	53,103	61,885	57,610

3	Creative Industries
3.1	Program Support		391	515	515	565
3.2	Arts		881	3,640	3,549	3,900
3.3	Cultural Industries		1,066	2,625	2,576	2,625
3.4	Alberta Media Fund		42,577	34,065	48,965	47,965
3.5	Assistance to the Alberta Foundation for the Arts		26,585	31,542	31,542	31,510
		Sub-total	71,500	72,387	87,147	86,565

4	Francophone Secretariat		1,405	1,534	1,679	2,210

5	Heritage
5.1	Program Support		1,270	1,280	1,280	1,295
5.2	Royal Alberta Museum		11,736	14,784	14,974	16,890
5.3	Royal Tyrrell Museum		2,128	3,767	3,767	3,840
5.4	Historic Sites and Other Museums		9,715	9,684	9,684	9,725
5.5	Provincial Archives of Alberta		3,488	3,229	3,229	3,260
5.6	Historic Resources Management		4,720	5,979	5,979	6,130
5.7	Assistance to the Alberta Historical Resources Foundation		8,160	8,160	8,160	8,150
5.8	Heritage Capital and Repairs		368	-	-	-
		Sub-total	41,585	46,883	47,073	49,290

6	Recreation and Physical Activity
6.1	Recreation and Physical Activity Services		5,079	5,150	5,137	5,360
6.2	Assistance to the Alberta Sport Connection		21,220	19,495	19,445	18,745
		Sub-total	26,299	24,645	24,582	24,105

67	Culture and Tourism

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE ... continued
7	Tourism
7.1	Program Support		557	555	555	600
7.2	Destination Development and Visitor Services		6,646	6,655	6,235	6,275
7.3	Policy and Business Development		2,919	3,530	3,518	4,175
7.4	Assistance to Travel Alberta Corporation		49,450	49,200	48,075	44,130
		Sub-total	59,572	59,940	58,383	55,180

8	2013 Alberta Flooding
8.1	Historic Resources Management		2,619	-	-	-
8.2	Historic Sites and Other Museums		52	-	-	-
		Sub-total	2,671	-	-	-

9	Climate Leadership Plan
9.1	Historic Resources Management		9	-	-	-

CAPITAL GRANTS
2	Community and Voluntary Support Services
2.6	Community Facility Enhancement Program		38,025	38,000	38,000	38,000
2.7	Support for Culture and Tourism Infrastructure		6,983	23,867	23,867	35,950
		Sub-total	45,008	61,867	61,867	73,950
Total			310,196	332,203	354,413	360,713

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Corporate Services		-	425	425	425

3	Creative Industries
3.3	Cultural Industries		735	-	-	-

5	Heritage
5.8	Heritage Capital and Repairs		1,289	1,616	1,616	1,616
Total			2,024	2,041	2,041	2,041

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
ENVIRONMENTAL SITE LIABILITY RETIREMENT
5	Heritage
5.8	Heritage Capital and Repairs		325	5,017	533	909
Total			325	5,017	533	909

Culture and Tourism	68

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2018-19
		Estimate
1	Francophone Secretariat	1,400

Francophone Secretariat administers the provision of grants from the federal government to francophone communities to support the planning and delivery of quality French-language services and to support initiatives aimed at contributing to the development of francophone communities. Program 4

2	Royal Alberta Museum	1,000

Funding from the Alberta Biodiversity Monitoring Institute for specimen sorting, identification, and storage, which assists in assessing the impact of land management practices on biodiversity. Element 5.2

3	Department	8,000

The Department provides financial and administrative services to the funds and agencies of the Ministry of Culture and Tourism. Costs incurred by the Department for these services are recovered. Programs 1, 3, 5 and 6

Total		10,400

69	Culture and Tourism

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Queen’s Golden Jubilee Scholarship	55	80	80	80

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	641	563	563	271
Community and Voluntary Support Services	4	2	2	-
Creative Industries	18	79	79	92
Heritage	1,320	1,398	1,398	1,400
Recreation and Physical Activity	1	1	1	1
Tourism	103	57	57	52
Valuation Adjustments and Other Provisions
Ministry Support Services	(67)	127	127	127
Community and Voluntary Support Services	(113)	-	-	-
Creative Industries	130	-	-	-
Francophone Secretariat	17	-	-	-
Heritage	11,267	2,000	3,500	5,000
Recreation and Physical Activity	23	-	-	-
Tourism	2	-	-	-
Write Down or Loss on Disposal of Capital Assets
Heritage	97	-	-	-

Total	13,498	4,307	5,807	7,023

Culture and Tourism	70

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	11,803	398	-	-	12,201
Community and Voluntary Support Services	131,560	80	-	-	131,640
Creative Industries	86,565	92	49,134	(46,111)	89,680
Francophone Secretariat	2,210	-	-	-	2,210
Heritage	49,290	6,400	20,060	(12,549)	63,201
Recreation and Physical Activity	24,105	1	21,499	(20,390)	25,215
Tourism	55,180	52	45,297	(44,130)	56,399
Total	360,713	7,023	135,990	(123,180)	380,546

CAPITAL INVESTMENT
Ministry Support Services	425	-	-	-	425
Creative Industries	-	-	335	-	335
Heritage	1,616	-	330	-	1,946
Total	2,041	-	665	-	2,706

INVENTORY ACQUISITIONS
Heritage	-	-	650	-	650

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	286,763	5,207	134,448	(123,180)	303,238
Capital grants	73,950	-	-	-	73,950
Amortization	-	1,816	892	-	2,708
Inventory consumption	-	-	650	-	650
Total	360,713	7,023	135,990	(123,180)	380,546

CAPITAL INVESTMENT	2,041	-	665	-	2,706

INVENTORY ACQUISITIONS	-	-	650	-	650

71	Culture and Tourism

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Culture and Tourism	4,540	12,211	14,271	16,976
Regulated Fund
Historic Resources Fund	15,339	17,581	17,581	19,424
Provincial Corporation or Agency
Alberta Foundation for the Arts	26,861	32,027	32,027	32,069
Alberta Historical Resources Foundation	8,183	8,195	8,195	8,212
Alberta Sport Connection	23,235	22,293	22,243	21,493
Travel Alberta Corporation	51,326	49,865	48,740	45,220
Intra-Ministry Consolidation Adjustment	(105,653)	(115,397)	(114,222)	(110,535)
Ministry Total	23,831	26,775	28,835	32,859

Inter-Ministry Consolidation Adjustment	(101)	(80)	(80)	(80)
Consolidated Total	23,730	26,695	28,755	32,779

EXPENSE
General Revenue Fund
Department of Culture and Tourism	323,784	336,510	360,220	367,736
Regulated Fund
Historic Resources Fund	14,962	17,810	17,810	28,896
Provincial Corporation or Agency
Alberta Foundation for the Arts	26,886	32,035	32,035	32,077
Alberta Historical Resources Foundation	8,544	8,206	8,206	8,221
Alberta Sport Connection	23,138	22,305	22,255	21,499
Travel Alberta Corporation	51,806	49,935	48,810	45,297
Intra-Ministry Consolidation Adjustment	(105,653)	(115,397)	(114,222)	(110,535)
Ministry Total	343,467	351,404	375,114	393,191

Inter-Ministry Consolidation Adjustment	(4,774)	(3,300)	(3,300)	(12,645)
Consolidated Total	338,693	348,104	371,814	380,546

Net Operating Result	(314,963)	(321,409)	(343,059)	(347,767)

CAPITAL INVESTMENT
General Revenue Fund
Department of Culture and Tourism	2,024	2,041	2,041	2,041
Regulated Fund
Historic Resources Fund	389	665	665	665
Provincial Corporation or Agency
Travel Alberta Corporation	131	-	-	-

Consolidated Total	2,544	2,706	2,706	2,706

Culture and Tourism	72

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	39	-	-	-
Transfer from Alberta Heritage Scholarship Fund	55	80	80	80
Transfers from Government of Canada	1,211	1,223	1,373	1,838
Investment Income	478	417	417	564
Premiums, Fees and Licences	7,497	6,922	6,922	8,233
Other Revenue	14,551	18,133	20,043	22,144
Ministry Total	23,831	26,775	28,835	32,859

EXPENSE

Ministry Support Services	11,321	12,534	12,487	12,201
Community and Voluntary Support Services	96,440	115,052	123,834	131,640
Creative Industries	77,415	76,728	91,488	100,575
Francophone Secretariat	1,426	1,534	1,679	2,210
Heritage	64,034	57,513	59,203	63,451
Recreation and Physical Activity	28,141	27,311	27,248	26,715
Tourism	62,010	60,732	59,175	56,399
2013 Alberta Flooding	2,671	-	-	-
Climate Leadership Plan	9	-	-	-
Ministry Total	343,467	351,404	375,114	393,191
Net Operating Result	(319,636)	(324,629)	(346,279)	(360,332)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	425	425	425
Creative Industries	883	335	335	335
Heritage	1,530	1,946	1,946	1,946
Tourism	131	-	-	-
Ministry Total	2,544	2,706	2,706	2,706
AMORTIZATION	(3,000)	(3,095)	(3,095)	(2,708)
DISPOSALS OR WRITE OFFS	(932)	-	-	-
Total Change	(1,388)	(389)	(389)	(2)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS
Heritage	345	650	650	650
CONSUMPTION	(302)	(650)	(650)	(650)
Total Change	43	-	-	-

73	Culture and Tourism

DEPARTMENT OF CULTURE AND TOURISM
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Alberta Heritage Scholarship Fund	55	80	80	80
Transfers from Government of Canada	764	785	935	1,400
Premiums, Fees and Licences	741	750	750	900
Other Revenue	2,980	10,596	12,506	14,596
Total	4,540	12,211	14,271	16,976

EXPENSE

Ministry Support Services	11,321	12,534	12,487	12,201
Community and Voluntary Support Services	96,440	115,052	123,834	131,640
Creative Industries	71,648	72,466	87,226	86,657
Francophone Secretariat	1,426	1,534	1,679	2,210
Heritage	54,269	50,281	51,971	55,690
Recreation and Physical Activity	26,323	24,646	24,583	24,106
Tourism	59,677	59,997	58,440	55,232
2013 Alberta Flooding	2,671	-	-	-
Climate Leadership Plan	9	-	-	-
Total	323,784	336,510	360,220	367,736
Net Operating Result	(319,244)	(324,299)	(345,949)	(350,760)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	425	425	425
Creative Industries	735	-	-	-
Heritage	1,289	1,616	1,616	1,616
Total	2,024	2,041	2,041	2,041

AMORTIZATION	(2,087)	(2,100)	(2,100)	(1,816)

DISPOSALS OR WRITE OFFS	(97)	-	-	-
Total Change	(160)	(59)	(59)	225

Culture and Tourism	74

HISTORIC RESOURCES FUND
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	23	-	-	-
Transfers from Government of Canada	9	-	-	-
Investment Income	114	83	83	129
Premiums, Fees and Licences	6,296	5,577	5,577	6,692
Other Revenue	8,897	11,921	11,921	12,603
Total	15,339	17,581	17,581	19,424

EXPENSE

Jubilee Auditoria	5,586	7,607	7,607	17,057
Promotion and Presentation	2,378	4,154	4,154	4,891
Interpretive Programs and Services	6,401	5,449	5,449	5,694
Provincial Archives	177	120	120	120
Other Initiatives	420	480	480	1,134
Total	14,962	17,810	17,810	28,896
Net Operating Result	377	(229)	(229)	(9,472)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Jubilee Auditoria	148	335	335	335
Promotion and Presentation	241	330	330	330
Total	389	665	665	665

AMORTIZATION	(798)	(894)	(894)	(792)

DISPOSALS OR WRITE OFFS	(21)	-	-	-
Total Change	(430)	(229)	(229)	(127)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Promotion and Presentation	320	638	638	638
Provincial Archives	25	12	12	12
Total	345	650	650	650

CONSUMPTION	(302)	(650)	(650)	(650)
Total Change	43	-	-	-

75	Culture and Tourism

ALBERTA FOUNDATION FOR THE ARTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Department	26,585	31,542	31,542	31,510
Investment Income	43	60	60	84
Other Revenue	233	425	425	475
Total	26,861	32,027	32,027	32,069

EXPENSE

Support to Arts Organizations	20,343	22,962	22,962	23,036
Support to Individual Artists	3,666	4,709	4,709	4,709
Art Collection	1,815	3,119	3,119	3,089
Administration	1,062	1,245	1,245	1,243
Total	26,886	32,035	32,035	32,077
Net Operating Result	(25)	(8)	(8)	(8)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(18)	(8)	(8)	(8)

Culture and Tourism	76

ALBERTA HISTORICAL RESOURCES FOUNDATION
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Department	8,160	8,160	8,160	8,150
Investment Income	23	29	29	56
Other Revenue	-	6	6	6
Total	8,183	8,195	8,195	8,212

EXPENSE

Glenbow Museum	3,588	3,588	3,588	3,588
Heritage Preservation Partnership Programs	2,489	2,184	2,184	2,195
Support for Provincial Heritage Organizations	2,080	2,080	2,080	2,080
Municipal Heritage Programs	7	-	-	-
Heritage Markers Program	44	106	106	104
Administration	336	248	248	254
Total	8,544	8,206	8,206	8,221
Net Operating Result	(361)	(11)	(11)	(9)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(19)	(11)	(11)	(9)

77	Culture and Tourism

ALBERTA SPORT CONNECTION
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Department	21,260	19,495	19,445	18,745
Transfers from Alberta Foundation for the Arts	120	-	-	-
Transfers from Government of Canada	438	438	438	438
Investment Income	45	45	45	45
Premiums, Fees and Licences	205	230	230	251
Donations	1,138	2,045	2,045	1,974
Other Revenue	29	40	40	40
Total	23,235	22,293	22,243	21,493

EXPENSE

Alberta Games and Marketing	2,736	2,454	2,454	3,096
High Performance Sports	7,267	6,178	6,178	5,233
Sport Development	12,799	13,257	13,207	12,760
Parks and Wildlife Ventures	88	93	93	93
Administration	248	323	323	317
Total	23,138	22,305	22,255	21,499
Net Operating Result	97	(12)	(12)	(6)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(13)	(12)	(12)	(6)

DISPOSALS OR WRITE OFFS	(792)	-	-	-
Total Change	(805)	(12)	(12)	(6)

Culture and Tourism	78

TRAVEL ALBERTA CORPORATION
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Department	49,449	49,200	48,075	44,130
Investment Income	253	200	200	250
Premiums, Fees and Licences	255	365	365	390
Other Revenue	1,369	100	100	450
Total	51,326	49,865	48,740	45,220

EXPENSE

Regional Industry Marketing	10,724	9,815	9,815	9,840
Corporate Operations	5,646	5,670	5,670	5,817
Global Marketing	35,436	34,450	33,325	29,640
Total	51,806	49,935	48,810	45,297
Net Operating Result	(480)	(70)	(70)	(77)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Corporate Operations	131	-	-	-
AMORTIZATION	(65)	(70)	(70)	(77)

DISPOSALS OR WRITE OFFS	(22)	-	-	-
Total Change	44	(70)	(70)	(77)

79	Culture and Tourism

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS WITHIN THE MINISTRY
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Travel Alberta Corporation to Historic Resources Fund	(23)	-	-	-
Transfers from Historic Resources Fund to Alberta Foundation for the Arts	5	-	-	-
Transfers from Department of Culture and Tourism to:
Alberta Foundation for the Arts	(26,585)	(31,542)	(31,542)	(31,510)
Alberta Historical Resources Foundation	(8,160)	(8,160)	(8,160)	(8,150)
Alberta Sport Connection	(21,220)	(19,495)	(19,445)	(18,745)
Travel Alberta Corporation	(49,450)	(49,200)	(48,075)	(44,130)
Transfers from Alberta Foundation for the Arts to Alberta Sport Connection	(120)	-	-	-
Shared service charges collected by Department of Culture and Tourism	(100)	(7,000)	(7,000)	(8,000)
Total	(105,653)	(115,397)	(114,222)	(110,535)

EXPENSE
Operating Expense
Transfers from Travel Alberta Corporation to Historic Resources Fund	(23)	-	-	-
Transfers from Historic Resources Fund to Alberta Foundation for the Arts	5	-	-	-
Transfers from Department of Culture and Tourism to:
Alberta Foundation for the Arts	(26,585)	(31,542)	(31,542)	(31,510)
Alberta Historical Resources Foundation	(8,160)	(8,160)	(8,160)	(8,150)
Alberta Sport Connection	(21,220)	(19,495)	(19,445)	(18,745)
Travel Alberta Corporation	(49,450)	(49,200)	(48,075)	(44,130)
Transfers from Alberta Foundation for the Arts to Alberta Sport Connection	(120)	-	-	-
Shared services provided by Department of Culture and Tourism	(100)	(7,000)	(7,000)	(8,000)
Total	(105,653)	(115,397)	(114,222)	(110,535)

Culture and Tourism	80

SUMMARY OF RELATED PARTY ADJUSTMENTS ... continued
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from School Boards to:
Alberta Foundation for the Arts	(5)	-	-	-
Historic Resources Fund	1	-	-	-
Transfers to Alberta Sport Connection from:
Department of Indigenous Relations	(20)	-	-	-
Department of Education	(20)
Transfers from Department of Agriculture and Forestry to Historic Resources Fund	(1)	-	-	-
Transfers from Alberta Heritage Scholarship Fund to Department of Culture and Tourism	(55)	(80)	(80)	(80)
Shared service charges collected from other ministries	(1)	-	-	-
Total	(101)	(80)	(80)	(80)

EXPENSE
Operating Expense
Transfers from Historic Resources Fund to:
Department of Environment and Parks	(5)	-	-	-
Department of Infrastructure	-	-	-	(9,345)
Post-secondary Institutions	(340)	-	-	-
Transfers from Department of Culture and Tourism to:
Alberta Health Services	(83)	-	-	-
Department of Energy	(1)	-	-	-
Post-secondary Institutions	(1,716)	(1,250)	(1,250)	(1,250)
School Boards	(501)	-	-	-
Transfers to Post-secondary Institutions from:
Alberta Historical Resources Foundation	(81)	-	-	-
Alberta Foundation for the Arts	(528)	(800)	(800)	(800)
Alberta Sport Connection	(1,048)	(500)	(500)	(500)
Transfers to School Boards from:
Alberta Historical Resources Foundation	(14)	-	-	-
Alberta Foundation for the Arts	(456)	(750)	(750)	(750)
Shared services provided to other ministries	(1)	-	-	-
Total	(4,774)	(3,300)	(3,300)	(12,645)

81	Culture and Tourism

Economic Development and Trade

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	314,062	352,518	355,981	356,009

CAPITAL INVESTMENT	1,671	2,340	12,075	2,615

FINANCIAL TRANSACTIONS	-	50,000	50,000	-

82

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		853	998	998	954
1.2	Deputy Minister’s Office		756	897	897	852
1.3	Human Resources		1,481	1,445	1,445	1,371
1.4	Strategic Policy and Corporate Services		10,601	12,732	12,732	13,857
		Sub-total	13,691	16,072	16,072	17,034

2	Economic Development
2.1	Program Delivery Support		1,804	12,607	12,607	10,076
2.2	Industry Development		6,250	7,911	7,911	7,038
2.3	Entrepreneurship and Regional Development		15,165	6,063	6,063	4,832
2.4	Northern Alberta Development Council		2,460	2,415	2,415	2,318
2.5	Transfer to Alberta Enterprise Corporation		850	2,100	850	750
		Sub-total	26,529	31,096	29,846	25,014

3	Trade and Investment Attraction
3.1	Program Delivery Support		1,113	4,076	4,076	3,782
3.2	Trade Policy		1,828	1,944	1,944	2,055
3.3	Investment Attraction and Export Development		11,725	12,167	12,167	13,658
3.4	International Offices		8,839	9,539	9,539	10,371
		Sub-total	23,505	27,726	27,726	29,866

4	Science and Innovation
4.1	Program Delivery Support		555	793	793	563
4.2	Innovation and System Engagement		31,723	32,745	32,745	32,511
4.3	Science and Innovation Policy and Strategy		8,357	8,066	8,066	7,953
4.4	Technology Partnerships and Investments		19,979	21,876	21,876	21,096
4.5	Grants to Alberta Innovates Corporation		169,749	176,349	189,062	175,749
		Sub-total	230,363	239,829	252,542	237,872

5	Jobs, Investment and Diversification		19,574	27,000	27,000	2,203

6	Climate Leadership Plan
6.1	Innovation and Technology		-	795	2,795	44,020

CAPITAL GRANTS
4	Science and Innovation
4.5	Grants to Alberta Innovates Corporation		400	-	-	-

6	Climate Leadership Plan
6.1	Innovation and Technology		-	10,000	-	-
Total			314,062	352,518	355,981	356,009

83	Economic Development and Trade

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.2	Deputy Minister’s Office		17	-	-	-
1.4	Strategic Policy and Corporate Services		54	75	75	25
		Sub-total	71	75	75	25

CAPITAL PAYMENTS TO RELATED PARTIES
4	Science and Innovation
4.5	Grants to Alberta Innovates Corporation		1,600	2,265	2,000	1,590

6	Climate Leadership Plan
6.1	Innovation and Technology		-	-	10,000	1,000
Total			1,671	2,340	12,075	2,615

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
2	Economic Development
2.5	Transfer to Alberta Enterprise Corporation		-	50,000	50,000	-
Total			-	50,000	50,000	-

Economic Development and Trade	84

AMOUNTS NOT REQUIRED TO BE VOTED
The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Jobs, Investment and Diversification	-	28,580	28,580	28,340
Climate Leadership Plan	-	-	2,000	2,000

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Ministry Support Services	1	-	-	-
Economic Development	50,000	-	-	-
Trade and Investment Attraction	(273)	-	-	-
Jobs, Investment and Diversification	3	-	-	-
Amortization
Ministry Support Services	10	25	25	25
Trade and Investment Attraction	2	-	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	350	-	-	-
Economic Development	257	-	-	-
Trade and Investment Attraction	494	-	-	-
Science and Innovation	83	-	-	-
Jobs, Investment and Diversification	88	-	-	-

Total	51,015	28,605	30,605	30,365

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Ministry Support Services	-	2,000	1,704	2,000

Total	-	2,000	1,704	2,000

85	Economic Development and Trade

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	17,034	25	-	-	17,059
Economic Development	25,014	-	-	(750)	24,264
Trade and Investment Attraction	29,866	-	-	-	29,866
Science and Innovation	237,872	-	-	(219,585)	18,287
Jobs, Investment and Diversification	2,203	28,340	-	-	30,543
Alberta Enterprise Corporation	-	-	2,000	-	2,000
Climate Leadership Plan	44,020	2,000	-	(41,000)	5,020
Alberta Innovates Corporation	-	-	288,216	(80,000)	208,216
Total	356,009	30,365	290,216	(341,335)	335,255

CAPITAL INVESTMENT
Ministry Support Services	25	2,000	-	(2,000)	25
Science and Innovation	1,590	-	-	(1,590)	-
Climate Leadership Plan	1,000	-	-	(1,000)	-
Alberta Innovates Corporation	-	-	11,090	-	11,090
Total	2,615	2,000	11,090	(4,590)	11,115

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	311,989	28,340	241,710	(300,335)	281,704
Operating expense - Climate Leadership Plan	44,020	2,000	41,000	(41,000)	46,020
Amortization	-	25	7,506	-	7,531
Total	356,009	30,365	290,216	(341,335)	335,255

CAPITAL INVESTMENT
Capital investment	25	2,000	10,090	(2,000)	10,115
Capital investment - Climate Leadership Plan	-	-	1,000	-	1,000
Capital Payments to Related Parties	2,590	-	-	(2,590)	-
Total	2,615	2,000	11,090	(4,590)	11,115

Economic Development and Trade	86

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Economic Development and Trade
Operating expense
2.3 Entrepreneurship and Regional Development	356	-	-	-
4.5 Grants to Alberta Innovates Corporation	-	-	15,000	-
6.1 Innovation and Technology	-	795	4,795	46,020
Capital grants
6.1 Innovation and Technology	-	10,000	-	-
Capital Payments to Related Parties
6.1 Innovation and Technology	-	-	10,000	1,000
Alberta Innovates Corporation
Operating expense
Operating Costs	-	-	15,000	41,000
Intra-Ministry Consolidation Adjustment	-	-	(25,000)	(42,000)
Consolidated Total	356	10,795	19,795	46,020

CAPITAL INVESTMENT
Alberta Innovates Corporation
Capital investment
Capital Costs	-	-	10,000	1,000
Consolidated Total	-	-	10,000	1,000

87	Economic Development and Trade

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Economic Development and Trade	101,042	109,396	109,100	109,396
Provincial Corporation or Agency
Alberta Enterprise Corporation	37,115	27,100	15,850	750
Arms-Length Institution
Alberta Innovates Corporation	262,799	254,945	260,008	311,533
Intra-Ministry Consolidation Adjustment	(230,046)	(217,448)	(218,911)	(238,803)

Ministry Total	170,910	173,993	166,047	182,876
Inter-Ministry Consolidation Adjustment	(116,359)	(116,626)	(109,330)	(122,579)
Consolidated Total	54,551	57,367	56,717	60,297

EXPENSE
General Revenue Fund
Department of Economic Development and Trade	366,677	383,388	398,586	388,964
Provincial Corporation or Agency
Alberta Enterprise Corporation	1,955	2,100	2,100	2,000
Arms-Length Institution
Alberta Innovates Corporation	298,061	285,990	291,703	288,216
Intra-Ministry Consolidation Adjustment	(232,282)	(193,713)	(214,911)	(233,088)

Ministry Total	434,411	477,765	477,478	446,092
Inter-Ministry Consolidation Adjustment	(164,000)	(122,387)	(143,837)	(110,837)
Consolidated Total	270,411	355,378	333,641	335,255
Net Operating Result	(215,860)	(298,011)	(276,924)	(274,958)

CAPITAL INVESTMENT
General Revenue Fund
Department of Economic Development and Trade	71	2,075	1,779	2,025
Arms-Length Institution
Alberta Innovates Corporation	10,838	10,588	18,004	11,090
Ministry Total	10,909	12,663	19,783	13,115
Inter-Ministry Consolidation Adjustment	-	(2,000)	(1,704)	(2,000)

Consolidated Total	10,909	10,663	18,079	11,115

Economic Development and Trade	88

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	111,775	116,020	108,724	121,973
Transfers from Government of Canada	6,888	4,479	3,089	5,369
Investment Income	1,937	1,086	1,201	801
Premiums, Fees and Licences	1	768	708	3,835
Other Revenue	50,309	51,640	52,325	50,898
Ministry Total	170,910	173,993	166,047	182,876

EXPENSE

Ministry Support Services	14,052	16,097	16,097	17,059
Economic Development	25,881	28,996	28,996	24,264
Trade and Investment Attraction	23,098	27,726	27,726	29,866
Science and Innovation	56,394	50,481	50,481	49,124
Jobs, Investment and Diversification	14,665	55,580	55,580	30,543
Alberta Enterprise Corporation	1,955	2,100	2,100	2,000
Climate Leadership Plan	-	10,795	4,795	5,020
Alberta Innovates Corporation	298,366	285,990	291,703	288,216
Ministry Total	434,411	477,765	477,478	446,092
Net Operating Result	(263,501)	(303,772)	(311,431)	(263,216)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	71	2,075	1,779	2,025
Alberta Innovates Corporation	10,838	10,588	18,004	11,090
Ministry Total	10,909	12,663	19,783	13,115

AMORTIZATION	(5,310)	(5,234)	(5,679)	(7,531)

DISPOSALS OR WRITE OFFS	(307)	-	-	-
Total Change	5,292	7,429	14,104	5,584

89	Economic Development and Trade

DEPARTMENT OF ECONOMIC DEVELOPMENT AND TRADE

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	-	2,000	1,704	2,000
Transfer from Alberta Heritage Foundation for Medical Research	64,972	71,280	71,280	71,280
Endowment Fund
Transfer from Alberta Heritage Science and Engineering	35,300	35,500	35,500	35,500
Research Endowment Fund
Premiums, Fees and Licences	1	-	-	-
Refunds of Expense	509	15	15	15
Other Revenue	260	601	601	601
Total	101,042	109,396	109,100	109,396

EXPENSE

Ministry Support Services	14,052	16,097	16,097	17,059
Economic Development	76,786	31,096	29,846	25,014
Trade and Investment Attraction	23,728	27,726	27,726	29,866
Science and Innovation	232,446	242,094	254,542	239,462
Jobs, Investment and Diversification	19,665	55,580	55,580	30,543
Climate Leadership Plan	-	10,795	14,795	47,020
Total	366,677	383,388	398,586	388,964
Net Operating Result	(265,635)	(273,992)	(289,486)	(279,568)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	71	2,075	1,779	2,025
AMORTIZATION	(12)	(25)	(25)	(25)
Total Change	59	2,050	1,754	2,000

Economic Development and Trade	90

ALBERTA ENTERPRISE CORPORATION

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	(133)	-	-	-
Transfers from Department of Economic Development and Trade	36,193	27,100	15,850	750
Investment Income	1,043	-	-	-
Refunds of Expense	12	-	-	-
Total	37,115	27,100	15,850	750

EXPENSE

Operating Costs	1,955	2,100	2,100	2,000
Net Operating Result	35,160	25,000	13,750	(1,250)

91	Economic Development and Trade

EFFECT OF ARM’S-LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2018-19 Estimate amounts for the effect of Arm’s-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS
(thousands of dollars)	Core Government	Arms-Length Institutions	Intra-Ministry Consolidation Adjustment	Ministry 2018-19 Estimate
REVENUE
Internal Government Transfers	109,530	251,246	(238,803)	121,973
Transfers from Government of Canada	-	5,369	-	5,369
Investment Income	-	801	-	801
Premiums, Fees and Licences	-	3,835	-	3,835
Other Revenue	616	50,282	-	50,898
Ministry Total	110,146	311,533	(238,803)	182,876

EXPENSE
Ministry Support Services	17,059	-	-	17,059
Economic Development	25,014	-	(750)	24,264
Trade and Investment Attraction	29,866	-	-	29,866
Science and Innovation	239,462	-	(190,338)	49,124
Jobs, Investment and Diversification	30,543	-	-	30,543
Alberta Enterprise Corporation	2,000	-	-	2,000
Climate Leadership Plan	47,020	-	(42,000)	5,020
Alberta Innovates Corporation	-	288,216	-	288,216
Ministry Total	390,964	288,216	(233,088)	446,092
Net Operating Result	(280,818)	23,317	(5,715)	(263,216)

Economic Development and Trade	92

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to Department of Economic Development and Trade from Alberta Innovates Corporation	215	-	-	-
Transfers from Department of Economic Development and Trade to:
Alberta Enterprise Corporation	(50,850)	(2,100)	(850)	(750)
Alberta Innovates Corporation	(180,137)	(189,348)	(202,061)	(229,748)
Net effect of deferred capital contributions from Department of Economic Development and Trade	(400)	(1,000)	(1,000)	(1,475)
Accounting policy adjustments for:
Alberta Enterprise Corporation	14,330	(25,000)	(15,000)	-
Alberta Innovates Corporation	(13,204)	-	-	(6,830)
Total	(230,046)	(217,448)	(218,911)	(238,803)

EXPENSE
Operating Expense
Transfers from Department of Economic Development and Trade to:
Alberta Enterprise Corporation	(50,850)	(2,100)	(850)	(750)
Alberta Innovates Corporation	(180,137)	(189,348)	(202,061)	(229,748)
Transfers from Alberta Innovates Corporation to Department of Economic Development and Trade	215	-	-	-
Accounting policy adjustments for Alberta Innovates Corporation	90	-	-	-
Capital Payments to Related Parties
Transfers from Department of Economic Development and Trade to Alberta Innovates Corporation	(1,600)	(2,265)	(12,000)	(2,590)
Total	(232,282)	(193,713)	(214,911)	(233,088)

93	Economic Development and Trade

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to Department of Economic Development and Trade from:
Alberta Heritage Foundation for Medical Research Endowment Fund	(64,972)	(71,280)	(71,280)	(71,280)
Alberta Heritage Science and Engineering Research Endowment Fund	(35,300)	(35,500)	(35,500)	(35,500)
Department of Service Alberta	-	(2,000)	(1,704)	(2,000)
Transfers to Alberta Innovates Corporation from:
Agriculture Financial Services Corporation	(9)	-	-	-
Alberta Energy Regulator	(395)	-	-	-
Alberta Health Services	(2,607)	(4,000)	(4,000)	-
Department of Advanced Education	(3,000)	-	-	-
Department of Agriculture and Forestry	(264)	-	-	-
Department of Environment and Parks	(743)	-	-	-
Department of Health	(5,268)	(7,240)	(240)	(7,240)
Post-secondary Institutions	(761)	-	-	-
Accounting policy adjustments for Alberta Innovates Corporation	(3,040)	3,394	3,394	(6,559)
Total	(116,359)	(116,626)	(109,330)	(122,579)

EXPENSE
Operating Expense
Transfers from Department of Economic Development and Trade to:
Alberta Health Services	(383)	-	-	-
Post-secondary Institutions	(32,609)	(30,837)	(30,837)	(30,837)
School Boards	(14)	-	-	-
Transfers from Alberta Innovates Corporation to:
Alberta Energy Regulator	(138)	-	-	-
Alberta Health Services	(3,871)	-	(3,000)	-
Alberta Risk Management Fund	(171)	-	-	-
Department of Agriculture and Forestry	(657)	-	-	-
Department of Environment and Parks	(3)	-	-	-
Department of Service Alberta	(102)	-	-	-
Department of Treasury Board and Finance	(1)	-	-	-
Post-secondary Institutions	(126,023)	(91,550)	(110,000)	(80,000)
Transfers from Alberta Enterprise Corporation to Alberta Investment Management Corporation	(27)	-	-	-
Amortization
Transfers from Alberta Innovates Corporation to Department of Advanced Education	(1)	-	-	-
Total	(164,000)	(122,387)	(143,837)	(110,837)

Economic Development and Trade	94

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES … continued
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Economic Development and Trade from Department of Service Alberta	-	(2,000)	(1,704)	(2,000)
Total	-	(2,000)	(1,704)	(2,000)

95	Economic Development and Trade

Education

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	4,443,175	4,692,459	4,678,698	4,822,460

CAPITAL INVESTMENT	41,086	88,856	125,856	116,345

FINANCIAL TRANSACTIONS	13,684	14,348	14,348	15,034

96

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		941	772	772	769
1.2	Deputy Minister’s Office		739	665	665	664
1.3	Corporate Services		6,939	6,914	6,914	6,053
1.4	Information and Program Services		4,118	3,599	3,694	3,513
		Sub-total	12,737	11,950	12,045	10,999

2	Operating Support for Public and Separate Schools
2.1	Operational Funding		2,270,779	2,460,424	2,472,624	2,581,613
2.2	Regional Collaborative Services Delivery		66,198	65,277	65,277	65,953
2.3	Plant Operations and Maintenance		600,908	622,472	594,972	605,818
2.4	Transportation		291,984	304,511	301,511	306,692
2.5	Class Size		290,017	293,707	292,007	295,374
2.6	Inclusive Education		438,603	450,736	452,236	460,649
2.7	Education System Support		110,576	110,147	109,791	109,599
2.8	First Nations, Métis and Inuit and Alberta’s Approach to First Nations Education		70,839	78,500	78,500	81,300
		Sub-total	4,139,904	4,385,774	4,366,918	4,506,998

3	Accredited Private Schools and Early Childhood Service Operators
3.1	Accredited Private Schools Support		160,465	161,629	162,629	166,459
3.2	Accredited Private Early Childhood Service Operators Support		100,246	100,975	104,975	107,560
		Sub-total	260,711	262,604	267,604	274,019

CAPITAL GRANTS
4	School Facilities
4.1	School Facilities Infrastructure		19	3,000	3,000	2,000

5	2013 Alberta Flooding
5.1	School Facility Recovery		17	-	-	-

DEBT SERVICING
4	School Facilities
4.2	Alberta Schools Alternative Procurement		29,787	29,131	29,131	28,444
Total			4,443,175	4,692,459	4,678,698	4,822,460

97	Education

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Operating Support for Public and Separate Schools
2.7	Education System Support	631	2,765	2,765	565

CAPITAL PAYMENTS TO RELATED PARTIES
4	School Facilities
4.1	School Facilities Infrastructure	39,731	81,091	118,091	115,780

5	2013 Alberta Flooding
5.1	School Facility Recovery	724	5,000	5,000	-
Total		41,086	88,856	125,856	116,345

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
4	School Facilities
4.2	Alberta Schools Alternative Procurement	13,684	14,348	14,348	15,034
Total		13,684	14,348	14,348	15,034

FOR INFORMATION
OPERATING SUPPORT FOR PUBLIC AND SEPARATE SCHOOLS
Support from the General Revenue Fund (Program 2)		4,139,904	4,385,774	4,366,918	4,506,998
Teachers’ Pension - Current Service Payment		412,544	409,700	409,700	410,064

Education Property Tax Support:
Alberta School Foundation Fund		2,181,049	2,199,000	2,199,000	2,196,699
Opted-Out Separate School Boards		241,428	247,000	247,000	249,301
Total		6,974,925	7,241,474	7,222,618	7,363,062

Education	98

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2018-19
		Estimate
1	French Language Program	11,000
	Federal funding is provided to support French language programs. Element 2.1

2	Diploma Exam Rewrites	1,530

Revenue is generated from the fees collected from students and from sales of diploma examinations outside of Alberta, to fund the cost of writing diploma examinations for the second or subsequent time and/or to have their diploma examinations rescored. Element 2.7

3	High School Transcripts	1,400
	Revenue is generated from the fees collected for the delivery of high school transcripts and copyrights. Element 1.4

4	Educational Print Services	1,500
	Revenue is generated from the sale of educational print services such as curriculum booklets. Brochures, posters and other materials are also sold through the Queen’s Printer. Element 2.7

5	Teacher Certification	775
	Revenue is generated from fees collected for the evaluation of teacher credentials and the costs associated with the issuance of teacher certificates. Element 2.7

6	Other Fees and Licences	20
	Revenue is generated from the fees collected from the licence agreements for achievement tests and diploma examinations. Element 2.7

Total		16,225

99	Education

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS

Operating Expense
Teachers’ Pension - Current Service Payment	412,544	409,700	409,700	410,064

DEPARTMENT NON-CASH AMOUNTS

Operating Expense
Ministry Support Services	8	-	-	-
Amortization
Operating Support for Public and Separate Schools	5,386	7,498	7,498	7,981
Valuation Adjustments and Other Provisions
Ministry Support Services	214	-	-	-
Operating Support for Public and Separate Schools	151	-	-	-
School Facilities	94	-	-	-
Teachers’ Pension Provision	(97,952)	(92,814)	(62,004)	(128,012)

Total	320,445	324,384	355,194	290,033

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS

Capital Acquired from Related Parties
Operating Support for Public and Separate Schools	-	6,410	6,410	5,000

Total	-	6,410	6,410	5,000

Education	100

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	10,999	-	-	(1,050)	9,949
Instruction - ECS to Grade 12	3,418,936	410,064	8,404,675	(6,047,134)	6,186,541
Operations and Maintenance	605,818	-	722,603	(605,818)	722,603
Student Transportation	306,692	-	352,690	(306,692)	352,690
School Facilities	2,000	-	347,000	-	349,000
Governance and System Administration	-	-	248,907	-	248,907
Program Support Services	175,552	7,981	94,573	(65,953)	212,153
Accredited Private Schools	274,019	-	-	-	274,019
Debt Servicing Costs	28,444	-	12,382	(2,854)	37,972
Pension Provision	-	(128,012)	-	-	(128,012)
Total	4,822,460	290,033	10,182,830	(7,029,501)	8,265,822

CAPITAL INVESTMENT
School Facilities	115,780	-	741,344	(115,780)	741,344
Program Support Services	565	5,000	-	(5,000)	565
Total	116,345	5,000	741,344	(120,780)	741,909

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	4,792,016	410,064	9,823,448	(7,026,647)	7,998,881
Capital grants	2,000	-	-	-	2,000
Amortization	-	7,981	347,000	-	354,981
Debt servicing costs - general	-	-	11,938	(2,410)	9,528
Debt servicing costs - Capital Plan	28,444	-	444	(444)	28,444
Pension provisions	-	(128,012)	-	-	(128,012)
Total	4,822,460	290,033	10,182,830	(7,029,501)	8,265,822

CAPITAL INVESTMENT
Capital investment	565	5,000	741,344	(5,000)	741,909
Capital Payments to Related Parties	115,780	-	-	(115,780)	-
Total	116,345	5,000	741,344	(120,780)	741,909

101	Education

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Education	32,185	29,139	28,949	22,747
Regulated Fund
Alberta School Foundation Fund	2,170,816	2,199,300	2,199,300	2,196,999
Arms-Length Institution
School Boards	7,499,225	7,994,389	7,975,889	8,105,268
Intra-Ministry Consolidation Adjustment	(6,630,249)	(7,146,064)	(7,127,564)	(7,301,709)

Ministry Total	3,071,977	3,076,764	3,076,574	3,023,305
Inter-Ministry Consolidation Adjustment	(27,468)	(26,556)	(26,366)	(26,351)
Consolidated Total	3,044,509	3,050,208	3,050,208	2,996,954

EXPENSE
General Revenue Fund
Department of Education	4,804,075	5,102,934	5,156,983	5,228,273
Regulated Fund
Alberta School Foundation Fund	2,183,537	2,201,219	2,201,219	2,199,109
Arms-Length Institution
School Boards	7,561,807	7,864,535	7,846,035	7,983,721
Intra-Ministry Consolidation Adjustment	(6,442,145)	(6,981,418)	(6,999,918)	(7,120,232)

Ministry Total	8,107,274	8,187,270	8,204,319	8,290,871
Inter-Ministry Consolidation Adjustment	(43,232)	(25,305)	(25,305)	(25,049)
Consolidated Total	8,064,042	8,161,965	8,179,014	8,265,822
Net Operating Result	(5,019,533)	(5,111,757)	(5,128,806)	(5,268,868)

CAPITAL INVESTMENT
General Revenue Fund
Department of Education	631	9,175	9,175	5,565
Arms-Length Institution
School Boards	1,385,355	1,387,939	1,161,552	741,344

Ministry Total	1,385,986	1,397,114	1,170,727	746,909
Inter-Ministry Consolidation Adjustment	-	(6,410)	(6,410)	(5,000)
Consolidated Total	1,385,986	1,390,704	1,164,317	741,909

Education	102

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Education Property Tax	2,412,184	2,446,000	2,446,000	2,446,000
Transfers from Government of Canada	114,055	118,742	118,742	114,719
Premiums, Fees and Licences	229,076	183,328	183,328	179,305
Investment Income	25,083	24,901	24,901	14,183
Internal Government Transfers	25,668	25,506	25,316	25,301
Fundraising, Gifts and Donations	88,851	87,267	87,267	80,461
Other Revenue	177,060	191,020	191,020	163,336
Ministry Total	3,071,977	3,076,764	3,076,574	3,023,305

EXPENSE

Ministry Support Services	12,959	11,950	12,045	10,999
Instruction - ECS to Grade 12	6,011,128	6,039,893	6,051,893	6,207,686
Operations and Maintenance	755,681	746,417	718,917	722,603
Student Transportation	348,160	351,269	348,269	352,690
School Facilities	328,558	367,000	367,000	349,000
Governance and System Administration	248,519	248,670	248,670	248,907
Program Support Services	195,463	210,503	210,147	212,153
Accredited Private Schools	260,711	262,604	267,604	274,019
2013 Alberta Flooding	17	-	-	-
Debt Servicing Costs	44,030	41,778	41,778	40,826
Pension Provision	(97,952)	(92,814)	(62,004)	(128,012)
Ministry Total	8,107,274	8,187,270	8,204,319	8,290,871
Net Operating Result	(5,035,297)	(5,110,506)	(5,127,745)	(5,267,566)

CHANGE IN CAPITAL ASSETS
INVESTMENT

School Facilities	1,384,670	1,382,939	1,156,552	741,344
Program Support Services	631	9,175	9,175	5,565
2013 Alberta Flooding	685	5,000	5,000	-
Ministry Total	1,385,986	1,397,114	1,170,727	746,909

AMORTIZATION	(339,175)	(371,498)	(371,498)	(354,981)
Total Change	1,046,811	1,025,616	799,229	391,928

103	Education

DEPARTMENT OF EDUCATION
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

French Language Programming	11,019	16,000	16,000	11,000
Internal Government Transfers	-	6,410	6,220	5,018
Premiums, Fees and Licences	4,536	3,729	3,729	3,729
Refunds of Expense	3,011	1,500	1,500	1,500
Other Revenue	13,619	1,500	1,500	1,500
Total	32,185	29,139	28,949	22,747

EXPENSE

Ministry Support Services	12,959	11,950	12,045	10,999
Operating Support for Public and Separate Schools	4,145,441	4,393,272	4,374,416	4,514,979
School Facilities	69,631	113,222	150,222	146,224
Teachers’ Pension - Current Service Payment	412,544	409,700	409,700	410,064
Accredited Private Schools and Early Childhood Service	260,711	262,604	267,604	274,019
Operators
2013 Alberta Flooding	741	5,000	5,000	-
Teachers’ Pension Provision	(97,952)	(92,814)	(62,004)	(128,012)
Total	4,804,075	5,102,934	5,156,983	5,228,273
Net Operating Result	(4,771,890)	(5,073,795)	(5,128,034)	(5,205,526)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operating Support for Public and Separate Schools	631	9,175	9,175	5,565
AMORTIZATION	(5,386)	(7,498)	(7,498)	(7,981)
Total Change	(4,755)	1,677	1,677	(2,416)

Education	104

ALBERTA SCHOOL FOUNDATION FUND

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Education Property Tax	2,170,756	2,199,000	2,199,000	2,196,699
Investment Income	60	300	300	300
Total	2,170,816	2,199,300	2,199,300	2,196,999

EXPENSE

Payments to School Boards	2,181,049	2,199,000	2,199,000	2,196,699
Interest on Advances from the General Revenue Fund	2,488	2,219	2,219	2,410
Total	2,183,537	2,201,219	2,201,219	2,199,109
Net Operating Result	(12,721)	(1,919)	(1,919)	(2,110)

105	Education

EFFECT OF ARM’S-LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2018-19 Estimate amounts for the effect of Arm’s-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS

(thousands of dollars)	Core Government	Arms-Length Institutions	Intra-Ministry Consolidation Adjustment	Ministry 2018-19 Estimate
REVENUE
Education Property Tax	2,196,699	249,301	-	2,446,000
Transfers from Government of Canada	11,000	103,719	-	114,719
Premiums, Fees and Licences	3,729	175,576	-	179,305
Investment Income	300	13,883	-	14,183
Internal Government Transfers	5,018	7,321,992	(7,301,709)	25,301
Fundraising, Gifts and Donations	-	80,461	-	80,461
Other Revenue	3,000	160,336	-	163,336
Ministry Total	2,219,746	8,105,268	(7,301,709)	3,023,305

EXPENSE
Ministry Support Services	10,999	-	-	10,999
Instruction - ECS to Grade 12	6,025,699	6,207,976	(6,025,989)	6,207,686
Operations and Maintenance	605,818	722,603	(605,818)	722,603
Student Transportation	306,692	352,690	(306,692)	352,690
School Facilities	117,780	347,000	(115,780)	349,000
Governance and System Administration	-	248,907	-	248,907
Program Support Services	183,533	94,573	(65,953)	212,153
Accredited Private Schools	274,019	-	-	274,019
Debt Servicing Costs	30,854	9,972	-	40,826
Pension Provision	(128,012)	-	-	(128,012)
Ministry Total	7,427,382	7,983,721	(7,120,232)	8,290,871
Net Operating Result	(5,207,636)	121,547	(181,477)	(5,267,566)

Education	106

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to School Boards from:
Alberta School Foundation Fund	(2,174,469)	(2,199,000)	(2,199,000)	(2,196,699)
Department of Education	(4,207,807)	(4,696,327)	(4,677,827)	(4,807,753)
Transfers to Department of Education from School Boards	(13,927)	-	-	-
Shared service charges collected by School Boards	(5,487)	-	-	-
Net effect of deferred capital contributions from Department of Education	(228,559)	(220,073)	(220,073)	(222,274)
Accounting policy adjustments for School Boards	-	(30,664)	(30,664)	(74,983)
Total	(6,630,249)	(7,146,064)	(7,127,564)	(7,301,709)

EXPENSE
Operating Expense
Transfers from School Boards to Department of Education	(13,927)	-	-	-
Transfers from Department of Education to School Boards	(4,207,807)	(4,696,327)	(4,677,827)	(4,807,753)
Transfers from Alberta School Foundation Fund to School Boards	(2,174,469)	(2,199,000)	(2,199,000)	(2,196,699)
Shared services provided by Department of Education	(5,487)	-	-	-
Capital Payments to Related Parties
Transfers from Department of Education to School Boards	(40,455)	(86,091)	(123,091)	(115,780)
Total	(6,442,145)	(6,981,418)	(6,999,918)	(7,120,232)

107	Education

SUMMARY OF RELATED PARTY ADJUSTMENTS … continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to School Boards from:
Alberta Foundation for the Arts	(456)	(750)	(750)	(750)
Alberta Health Services	(12,101)	(10,000)	(10,000)	(12,000)
Department of Children’s Services	(4,997)	(7,000)	(7,000)	(7,000)
Department of Infrastructure	(89)	(350)	(350)	(89)
Department of Treasury Board and Finance	(1,798)	(996)	(996)	(444)
Other related parties	(6,149)	-	-	-
Transfers to Department of Education from:
Department of Advanced Education	(1,783)	-	-	-
Department of Service Alberta	-	(6,410)	(6,220)	(5,018)
Shared service charges collected by Department of Education	(95)	(1,050)	(1,050)	(1,050)
Total	(27,468)	(26,556)	(26,366)	(26,351)

EXPENSE
Operating Expense
Transfers from School Boards to:
Alberta Health Services	(32,735)	(21,000)	(21,000)	(21,000)
Department of Infrastructure	(47)	(40)	(40)	(145)
Other related parties	(1,912)	-	-	-
Transfers from Department of Education to:
Alberta Health Services	(73)	-	-	-
Alberta Sport Connection	(20)	-	-	-
Department of Energy	(2)	-	-	-
Post-secondary Institutions	(6,510)	-	-	-
Shared services provided by Department of Education	(95)	(1,050)	(1,050)	(1,050)
Accounting policy adjustments for School Boards	331	-	-	-
Debt Servicing
Transfers from School Boards to Alberta Capital Finance Authority	(2,169)	(996)	(996)	(444)
Transfers from Alberta School Foundation Fund to Department of Treasury Board and Finance	(2,488)	(2,219)	(2,219)	(2,410)
Accounting policy adjustments for Alberta School Foundation Fund	2,488	-	-	-
Total	(43,232)	(25,305)	(25,305)	(25,049)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Education	-	(6,410)	(6,410)	(5,000)
Total	-	(6,410)	(6,410)	(5,000)

Education	108

Energy

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	135,795	195,141	183,776	262,029

CAPITAL INVESTMENT	812	899	899	899

FINANCIAL TRANSACTIONS	-	65,025	65,025	67,063

109

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		709	705	760	830
1.2	Deputy Minister’s Office		667	485	485	485
1.3	Corporate Services		4,927	4,506	4,623	4,406
		Sub-total	6,303	5,696	5,868	5,721

2	Resource Development and Management
2.1	Revenue Collection		25,893	30,101	31,276	33,626
2.2	Resource Development		39,761	38,460	36,878	36,647
2.3	Royalty Review Implementation		1,467	1,000	870	-
		Sub-total	67,121	69,561	69,024	70,273

3	Cost of Selling Oil		57,752	85,000	74,000	79,600

4	Climate Leadership Plan
4.1	Coal Phase-Out Agreements		-	31,946	31,946	29,907
4.2	Climate Leadership Initiatives		4,619	2,938	2,938	2,218
4.3	Regulated Rate Option Price Ceiling		-	-	-	74,310
		Sub-total	4,619	34,884	34,884	106,435
Total			135,795	195,141	183,776	262,029

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
2	Resource Development and Management
2.1	Revenue Collection		812	249	249	899
2.2	Resource Development		-	650	650	-
		Sub-total	812	899	899	899
Total			812	899	899	899

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
CLIMATE LEADERSHIP PLAN LIABILITY RETIREMENT
4	Climate Leadership Plan
4.1	Coal Phase-Out Agreements		-	65,025	65,025	67,063
Total			-	65,025	65,025	67,063

Energy	110

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Carbon Capture and Storage	1,207	1,284	1,284	1,284
Capital Grants
Carbon Capture and Storage	29,452	213,700	49,900	272,220

DEPARTMENT NON-CASH AMOUNTS
Amortization
Resource Development and Management	413	1,297	1,297	1,627
Valuation Adjustments and Other Provisions
Resource Development and Management	5,468	40	40	40
Climate Leadership Plan	1,114,613	-	-	-
Total	1,151,153	216,321	52,521	275,171

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Resource Development and Management	-	-	626	-

111	Energy

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	5,721	-	-	-	5,721
Resource Development and Management	70,273	1,667	-	-	71,940
Cost of Selling Oil	79,600	-	-	-	79,600
Climate Leadership Plan	106,435	-	-	-	106,435
Carbon Capture and Storage	-	273,504	-	-	273,504
Energy Regulation	-	-	253,250	-	253,250
Orphan Well Abandonment	-	-	45,500	-	45,500
Utilities Regulation	-	-	35,924	-	35,924
Total	262,029	275,171	334,674	-	871,874

CAPITAL INVESTMENT
Resource Development and Management	899	-	-	-	899
Energy Regulation	-	-	15,000	-	15,000
Utilities Regulation	-	-	1,000	-	1,000
Total	899	-	16,000	-	16,899

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	155,594	1,324	321,374	-	478,292
Operating expense - Climate Leadership Plan	106,435	-	-	-	106,435
Capital grants	-	176,961	-	-	176,961
Capital grants - Climate Leadership Plan	-	95,259	-	-	95,259
Amortization	-	1,627	13,300	-	14,927
Total	262,029	275,171	334,674	-	871,874

CAPITAL INVESTMENT	899	-	16,000	-	16,899

Energy	112

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
EXPENSE
Department of Energy
Operating expense
4.1 Coal Phase-Out Agreements	1,114,613	31,946	31,946	29,907
4.2 Climate Leadership Initiatives	4,619	2,938	2,938	2,218
4.3 Regulated Rate Option Price Ceiling	-	-	-	74,310
Capital grants
Carbon Capture and Storage	-	-	-	95,259
Alberta Energy Regulator
Operating expense
Energy Regulation	2,925	-	-	-
Intra-Ministry Consolidation Adjustment	(3,370)	-	-	-
Consolidated Total	1,118,787	34,884	34,884	201,694

CAPITAL INVESTMENT
Alberta Energy Regulator
Capital investment
Energy Regulation	412	-	-	-

LIABILITIES
Department of Energy
Other liabilities
4.1 Coal Phase-Out Agreements	-	65,025	65,025	67,063

113	Energy

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
General Revenue Fund
Department of Energy	3,158,024	3,844,500	4,611,021	3,919,395
Regulated Fund
Post-closure Stewardship Fund	264	230	230	230
Provincial Corporation or Agency
Alberta Energy Regulator	278,754	279,256	264,256	302,250
Alberta Utilities Commission	30,995	35,329	35,329	35,124
Government Business Enterprise
Alberta Petroleum Marketing Commission	30,108	69,000	39,300	118,798
Balancing Pool	(1,952,003)	-	770,450	160,931
Intra-Ministry Consolidation Adjustment	(3,370)	-	-	-
Ministry Total	1542772	4,228,315	5,720,586	4,536,728
Inter-Ministry Consolidation Adjustment	(246)	-	(626)	-
Consolidated Total	1,542,526	4,228,315	5,719,960	4,536,728

EXPENSE
General Revenue Fund
Department of Energy	1,286,948	411,462	236,297	537,200
Regulated Fund
Post-closure Stewardship Fund	-	230	230	-
Provincial Corporation or Agency
Alberta Energy Regulator	279,912	281,756	266,756	298,750
Alberta Utilities Commission	31,123	36,129	36,129	35,924
Intra-Ministry Consolidation Adjustment	(3,436)	-	-	-
Ministry Total	1,594,547	729,577	539,412	871,874
Inter-Ministry Consolidation Adjustment	(777)	-	-	-
Consolidated Total	1,593,770	729,577	539,412	871,874
Net Operating Result	(51,244)	3,498,738	5,180,548	3,664,854

CAPITAL INVESTMENT
General Revenue Fund
Department of Energy	812	899	1,525	899
Provincial Corporation or Agency
Alberta Energy Regulator	12,109	9,000	9,000	15,000
Alberta Utilities Commission	921	1,000	11,500	1,000
Ministry Total	13,842	10,899	22,025	16,899
Inter-Ministry Consolidation Adjustment	-	-	(626)	-
Consolidated Total	13,842	10,899	21,399	16,899

Energy	114

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Internal Government Transfers	-	-	626	-
Freehold Mineral Rights Tax	57,059	90,000	73,000	87,000
Natural Gas and By-Products Royalty	519,746	455,000	557,000	541,000
Crude Oil Royalty	716,329	476,000	883,000	1,053,000
Bitumen Royalty	1,483,459	2,546,000	2,358,000	1,785,000
Coal Royalty	26,182	12,000	20,000	11,000
Bonuses and Sales of Crown Leases	203,276	148,000	577,000	327,000
Rentals and Fees	148,170	117,000	139,000	112,000
Energy Regulation Industry Levies and Licences	269,222	274,847	259,847	297,841
Utility Regulation Industry Levies and Licences	30,628	34,929	34,929	34,724
Investment Income	1,240	1,167	1,167	1,167
Other Revenue	9,356	4,372	7,267	7,267
Net Income Alberta Petroleum Marketing Commission	30,108	69,000	39,300	118,798
Net Income Balancing Pool	(1,952,003)	-	770,450	160,931
Ministry Total	1,542,772	4,228,315	5,720,586	4,536,728

EXPENSE

Ministry Support Services	6,303	5,696	5,868	5,721
Resource Development and Management	72,936	70,898	70,361	71,940
Cost of Selling Oil	57,752	85,000	74,000	79,600
Climate Leadership Plan	1,118,787	34,884	34,884	106,435
Carbon Capture and Storage	30,659	214,984	51,184	273,504
Energy Regulation	245,959	251,256	251,256	253,250
Orphan Well Abandonment	31,028	30,500	15,500	45,500
Utilities Regulation	31,123	36,129	36,129	35,924
Post-Closure Expense	-	230	230	-
Ministry Total	1,594,547	729,577	539,412	871,874
Net Operating Result	(51,775)	3,498,738	5,181,174	3,664,854

CHANGE IN CAPITAL ASSETS
INVESTMENT

Resource Development and Management	812	899	1,525	899
Climate Leadership Plan	412	-	-	-
Energy Regulation	11,697	9,000	9,000	15,000
Utilities Regulation	921	1,000	11,500	1,000
Ministry Total	13,842	10,899	22,025	16,899

AMORTIZATION	(15,966)	(14,597)	(14,597)	(14,927)

DISPOSALS OR WRITE OFFS	(78)	-	-	-
Total Change	(2,202)	(3,698)	7,428	1,972

115	Energy

DEPARTMENT OF ENERGY

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	-	-	626	-
Freehold Mineral Rights Tax	57,059	90,000	73,000	87,000
Natural Gas and By-Products Royalty	519,746	455,000	557,000	541,000
Crude Oil Royalty	716,329	476,000	883,000	1,053,000
Bitumen Royalty	1,483,459	2,546,000	2,358,000	1,785,000
Coal Royalty	26,182	12,000	20,000	11,000
Bonuses and Sales of Crown Leases	203,276	148,000	577,000	327,000
Rentals and Fees	148,170	117,000	139,000	112,000
Other Revenue	3,803	500	3,395	3,395
Total	3,158,024	3,844,500	4,611,021	3,919,395

EXPENSE

Ministry Support Services	6,303	5,696	5,868	5,721
Resource Development and Management	73,002	70,898	70,361	71,940
Cost of Selling Oil	57,752	85,000	74,000	79,600
Climate Leadership Plan	1,119,232	34,884	34,884	106,435
Carbon Capture and Storage	30,659	214,984	51,184	273,504
Total	1,286,948	411,462	236,297	537,200
Net Operating Result	1,871,076	3,433,038	4,374,724	3,382,195

CHANGE IN CAPITAL ASSETS
INVESTMENT
Resource Development and Management	812	899	1,525	899
AMORTIZATION	(413)	(1,297)	(1,297)	(1,627)
Total Change	399	(398)	228	(728)

Energy	116

POST-CLOSURE STEWARDSHIP FUND

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Other Revenue	264	230	230	230
EXPENSE

Post-Closure Expense	-	230	230	-
Net Operating Result	264	-	-	230

117	Energy

ALBERTA ENERGY REGULATOR

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Information, services and fees	5,100	3,542	3,542	3,542
Transfer from Department	3,370	-	-	-
Energy Regulation Industry Levies and Licences	269,222	274,847	259,847	297,841
Investment Income	1,062	867	867	867
Total	278,754	279,256	264,256	302,250

EXPENSE

Climate Leadership Plan	2,925	-	-	-
Energy Regulation	245,959	251,256	251,256	253,250
Orphan Well Abandonment	31,028	30,500	15,500	45,500
Total	279,912	281,756	266,756	298,750
Net Operating Result	(1,158)	(2,500)	(2,500)	3,500

CHANGE IN CAPITAL ASSETS
INVESTMENT

Climate Leadership Plan	412	-	-	-
Energy Regulation	11,697	9,000	9,000	15,000
Total	12,109	9,000	9,000	15,000

AMORTIZATION	(14,037)	(11,500)	(11,500)	(11,500)

DISPOSALS OR WRITE OFFS	(76)	-	-	-
Total Change	(2,004)	(2,500)	(2,500)	3,500

Energy	118

ALBERTA UTILITIES COMMISSION

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Utility Regulation Industry Levies and Licences	30,628	34,929	34,929	34,724
Investment Income	178	300	300	300
Other Revenue	189	100	100	100
Total	30,995	35,329	35,329	35,124

EXPENSE

Utilities Regulation	31,123	36,129	36,129	35,924
Net Operating Result	(128)	(800)	(800)	(800)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Utilities Regulation	921	1,000	11,500	1,000
AMORTIZATION	(1,516)	(1,800)	(1,800)	(1,800)

DISPOSALS OR WRITE OFFS	(2)	-	-	-
Total Change	(597)	(800)	9,700	(800)

119	Energy

ALBERTA PETROLEUM MARKETING COMMISSION

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Net Interest Income	30,338	32,300	37,500	41,400
North West Redwater Partnership Operations	-	36,700	-	77,398
Marketing Fees	4,531	6,300	6,500	4,630
Total	34,869	75,300	44,000	123,428

EXPENSE

Marketing Costs	4,761	6,300	4,700	4,630
Net Operating Result	30,108	69,000	39,300	118,798

Energy	120

BALANCING POOL

This entity is a government business enterprise. As a result, the entity’s net operating result and consumer allocation appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Revenues from Operations	177,703	-	899,284	862,770

EXPENSE
Cost of Sales	179,894	-	759,180	853,765
Debt Servicing	192	-	5,876	12,258
(Gain)/Loss from Onerous Contracts	(283)	-	(538,571)	(54)
Total	179,803	-	226,485	865,969
Net Operating Result	(2,100)	-	672,799	(3,199)
EQUITY

Initial Transfer of Equity	(1,966,788)	-	-	-
Consumer Allocation	16,885	-	97,651	164,130
Net Operating Result	(2,100)	-	672,799	(3,199)
Net Change in Equity	(1,952,003)		770,450	160,931

121	Energy

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Department of Energy to Alberta Energy Regulator	(3,370)	-	-	-

EXPENSE
Operating Expense
Transfers from Department of Energy to Alberta Energy Regulator	(3,370)	-	-	-
Accounting policy adjustments for Department of Energy	(66)	-	-	-
Total	(3,436)	-	-	-
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers to Department of Energy from:
Department of Service Alberta	-	-	(626)	-
Department of Education	(2)	-	-	-
Department of Culture and Tourism	(1)	-	-	-
Department of Advanced Education	(1)	-	-	-
Transfers from Alberta Innovates Corporation to Alberta Energy Regulator	(138)	-	-	-
Shared service charges collected by Department of Energy	(4)	-	-	-
Shared service charges collected by Alberta Energy Regulator	(100)	-	-	-
Total	(246)	-	(626)	-

EXPENSE
Operating Expense
Transfers from Department of Energy to:
Alberta Health Services	(1)	-	-	-
Alberta Risk Management Fund	6	-	-	-
Post-secondary Institutions	(281)	-	-	-
Transfers from Alberta Utilities Commission to Post-secondary Institutions	(2)	-	-	-
Transfers from Alberta Energy Regulator to Alberta Innovates Corporation	(395)	-	-	-
Shared services provided by Department of Energy	(4)	-	-	-
Shared services provided by Alberta Energy Regulator	(100)	-	-	-
Total	(777)	-	-	-

CAPITAL ASSETS
Capital Acquired from Related Parties Department of Service Alberta	-	-	(626)	-

Energy	122

Environment and Parks

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	551,458	945,069	801,253	751,430

CAPITAL INVESTMENT	67,318	226,766	77,015	63,394

FINANCIAL TRANSACTIONS	-	100	100	100

123

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		714	722	722	722
1.2	Deputy Minister’s Office		682	676	676	676
1.3	Human Resources		4,640	5,422	5,422	5,146
1.4	Legal Services		345	327	327	327
1.5	Corporate Services		48,343	60,034	59,679	54,186
		Sub-total	54,724	67,181	66,826	61,057

2	Air
2.1	Air Policy		7,025	7,196	7,196	6,833
2.2	Air Partners and Stewardship		10,038	4,552	4,552	4,760
2.3	Air Quality Management		6,813	5,528	5,528	7,266
		Sub-total	23,876	17,276	17,276	18,859

3	Land
3.1	Land Policy		6,649	5,403	5,403	6,941
3.2	Public Land Management		24,870	30,193	30,793	35,584
3.3	Rangeland Management		8,877	4,035	4,035	4,628
3.4	Rangeland Programs and Stewardship		-	3,566	3,566	3,824
		Sub-total	40,396	43,197	43,797	50,977

4	Water
4.1	Water Policy		5,390	3,433	3,433	5,033
4.2	Water Partners and Stewardship		3,361	3,478	3,478	3,529
4.3	Water Management		45,244	48,096	45,858	48,935
4.4	Flood Adaptation		-	11,783	12,342	13,217
		Sub-total	53,995	66,790	65,111	70,714

5	Fish and Wildlife
5.1	Fish and Wildlife Policy		-	12,107	12,107	6,640
5.2	Fisheries Management		8,464	9,976	9,976	13,734
5.3	Wildlife Management		20,265	22,403	22,403	23,962
		Sub-total	28,729	44,486	44,486	44,336

6	Integrated Planning
6.1	Resource Management		24,025	26,316	26,316	25,094
6.2	Regional Cumulative Effects Management		8,145	7,819	7,819	7,635
6.3	Environmental Emergency Response		1,623	1,390	1,390	1,390
		Sub-total	33,793	35,525	35,525	34,119

Environment and Parks	124

EXPENSE VOTE BY PROGRAM . . . continued

(thousands of dollars)			Comparable
			2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
OPERATING EXPENSE continued
7	Parks
7.1	Parks Operations		42,198	40,299	42,058	41,027
7.2	Parks Visitor Experience		8,705	8,709	8,709	8,761
7.3	Parks Conservation Management		5,852	5,910	5,910	5,836
7.4	Parks Public Safety and Security		13,532	12,695	12,695	13,714
7.5	Parks Infrastructure Management		9,484	17,305	17,305	12,076
		Sub-total	79,771	84,918	86,677	81,414

8	Land Use Secretariat		4,698	10,263	10,263	6,127

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting		23,765	23,798	23,798	22,799
9.2	Oil Sands Environmental Monitoring		39,062	52,000	48,323	57,000
		Sub-total	62,827	75,798	72,121	79,799

10	Climate Leadership Plan
10.1	Regulatory and Operations		12,167	17,796	17,096	17,536
10.2	Green Infrastructure		-	34,917	3,880	-
10.3	Renewables/Bioenergy		39,712	25,440	30,640	49,670
10.4	Other Investments		6,553	-	1,750	67,995
10.5	Energy Efficiency		-	186,760	115,040	116,560
10.6	Emerging Projects		-	138,900	-	28,395
		Sub-total	58,432	403,813	168,406	280,156

11	Quasi-Judicial Bodies
11.1	Natural Resources Conservation Board		5,674	6,474	6,474	6,433
11.2	Surface Rights and Land Compensation Boards		8,392	889	889	700
11.3	Environmental and Public Lands Appeal Board		1,649	1,924	1,924	1,903
		Sub-total	15,715	9,287	9,287	9,036

12	2013 Alberta Flooding
12.1	Infrastructure Recovery		6,696	-	-	-
12.2	Flood Hazard Mapping		1,945	-	-	-
12.3	Parks Flood Recovery		3,625	-	-	-
12.4	Community Stabilization		483	-	-	-
		Sub-total	12,749	-	-	-

125	Environment and Parks

EXPENSE VOTE BY PROGRAM . . . continued

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
CAPITAL GRANTS
2	Air
2.1	Air Policy		-	-	400	-

3	Land
3.2	Public Land Management		-	1,250	1,250	1,250

4	Water
4.4	Flood Adaptation		-	65,085	114,835	3,500

10	Climate Leadership Plan
10.2	Green Infrastructure		-	150	150	-
10.5	Energy Efficiency		-	-	50,000	-
		Sub-total	-	150	50,150	-

12	2013 Alberta Flooding
12.1	Infrastructure Recovery		8,065	-	-	-
12.4	Community Stabilization		73,568	20,050	14,757	10,000
		Sub-total	81,633	20,050	14,757	10,000

DEBT SERVICING
1	Ministry Support Services
1.5	Corporate Services		87	-	86	86

7	Parks
7.1	Parks Operations		33	-	-	-
Total			551,458	945,069	801,253	751,430

Environment and Parks	126

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.5	Corporate Services		1,871	425	425	425

3	Land
3.2	Public Land Management		3,122	5,402	5,402	5,402
3.3	Rangeland Management		138	200	200	200
		Sub-total	3,260	5,602	5,602	5,602

5	Fish and Wildlife
5.2	Fisheries Management		9	5,368	5,168	5,758
5.3	Wildlife Management		-	3,659	359	4,299
		Sub-total	9	9,027	5,527	10,057

6	Integrated Planning
6.3	Environmental Emergency Response		7	-	-	-

7	Parks
7.4	Parks Public Safety and Security		70	-	-	-
7.5	Parks Infrastructure Management		25,900	47,932	48,292	37,932
		Sub-total	25,970	47,932	48,292	37,932

9	Science and Monitoring
9.1	Environmental Science, Monitoring, Evaluation and Reporting		2,089	1,000	1,000	1,000
9.2	Oil Sands Environmental Monitoring		-	-	2,900	-
		Sub-total	2,089	1,000	3,900	1,000

10	Climate Leadership Plan
10.2	Green Infrastructure		-	-	13	-
10.6	Emerging Projects		-	118,247	-	-
		Sub-total	-	118,247	13	-

12	2013 Alberta Flooding
12.1	Infrastructure Recovery		510	3,090	520	2,678
12.2	Flood Hazard Mapping		271	-	-	-
12.3	Parks Flood Recovery		7,529	6,300	9,036	4,600
12.4	Community Stabilization		25,563	35,143	3,700	1,100
		Sub-total	33,873	44,533	13,256	8,378

127	Environment and Parks

CAPITAL INVESTMENT VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
CAPITAL PAYMENTS TO RELATED PARTIES
12	2013 Alberta Flooding
12.1	Infrastructure Recovery	239	-	-	-

Total		67,318	226,766	77,015	63,394
FINANCIAL TRANSACTIONS VOTE BY PROGRAM
ENVIRONMENTAL SITE LIABILITY RETIREMENT
4	Water
4.3	Water Management	-	100	100	100
Total		-	100	100	100

Environment and Parks	128

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2018-19
		Estimate
1	Parks Operations	29,118

Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. These include fees for the use of campgrounds, park facilities and lands, heritage appreciation services (e.g. interpretive bus tours), as well as contributions, sponsorships, donations, grants and payments by corporations, private sector operators, foundations, individuals and others. Elements 7.1, 7.2, 7.3 and 7.4

2	Parks Infrastructure Management	3,800

Parks collects a levy for facility redevelopment within fees charged for use of campgrounds and park facilities through the Parks Act , as well as contributions, sponsorships, donations, grants and payments by corporations, private sector operators, foundations, individuals and others. This revenue is then used to manage infrastructure within provincial parks. Element 7.5

3	Provincial Mapping Data	2,000
	Revenue for maintenance activities for this initiative are from filing fees for cadastral and disposition mapping collected at the time of registration. Elements 1.5 and 3.2
4	Remediation Certificates	25
	Fees are collected to offset the costs of conducting site audits under the program. Element 3.2
5	Water Management Infrastructure	900

Revenue from annual fees collected from developers through Use of Works Agreements is used to offset costs of maintenance and upgrading of provincial water management infrastructure systems. Element 4.3

6	Bow Habitat Station	315
	Admission fees collected for an aquatic ecosystem visitor centre focusing on public education and outreach offset the cost of operating the centre. Element 5.2
7	Fish and Wildlife	8,550

Contributions from stakeholders and revenue from the sale of recreational fishing and hunting licences are used to fund the costs related to the delivery and management of those licences and associated resources, game surveys, and the promotion of industry stewardship and investment in this provincial resource. Elements 5.1 and 5.3

8	Long Lake Education Centre	30

Funding from community groups, environmental education providers and other partners is used to support the delivery of environmental and natural resource education opportunities at the facility. Element 4.2

9	Air Quality Health Index	20
	Funding from the federal government is used to support the implementation of the national Air Quality Health Index in the province. Element 2.1
Total		44,758

129	Environment and Parks

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY . . . continued

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2018-19 Estimate
1 Parks Operations	450

Parks collects various fees and other revenues through the Parks Act that are used to partially offset the cost of providing services. These include fees for the use of campgrounds, park facilities and lands, heritage appreciation services (e.g. interpretive bus tours), as well as contributions, sponsorships, donations, grants and payments by corporations, private sector operators, foundations, individuals and others. Elements 7.1, 7.2, 7.3 and 7.4

Total	450

Environment and Parks	130

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land	2,680	5,000	5,000	5,000
Fish and Wildlife	(1)	80	80	80
Integrated Planning	1,396	1,974	1,974	1,974
Quasi-Judicial Bodies	-	-	8,210	-

DEPARTMENT NON-CASH AMOUNTS
Capital Grants
Water	-	-	60	-
Fish and Wildlife	-	-	-	8,600
Parks	-	-	250	-
Amortization	42,631	43,971	57,104	70,195
Valuation Adjustments and Other Provisions
Prepaid Annual Access Payment	1,025	1,025	1,025	1,025
Vacation Liability and Doubtful Accounts	3,999	1,227	1,227	1,227
Write Down or Loss on Disposal of Capital Assets	678	-	1,839	-
Total	52,408	53,277	76,769	88,101

CAPITAL INVESTMENT
(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Land	-	-	182	-
Capital Acquired from Related Parties
Ministry Support Services	-	3,000	3,675	2,300
Water	-	73,127	73,127	122,375
Parks	-	-	130	-
Total	-	76,127	77,114	124,675

131	Environment and Parks

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	61,143	3,899	-	(3,734)	61,308
Air	18,859	8	-	-	18,867
Land	52,227	6,562	10,000	(21,000)	47,789
Water	74,214	34,061	-	-	108,275
Fish and Wildlife	44,336	10,485	-	(8,600)	46,221
Integrated Planning	34,119	2,082	-	-	36,201
Parks	81,414	25,220	-	(384)	106,250
Land Use Secretariat	6,127	7	-	(50)	6,084
Science and Monitoring	79,799	2,465	-	-	82,264
Climate Leadership Plan	280,156	-	659,518	(639,518)	300,156
Quasi-Judicial Bodies	9,036	3	6,462	(6,433)	9,068
2013 Alberta Flooding	10,000	3,309	-	-	13,309
Total	751,430	88,101	675,980	(679,719)	835,792

CAPITAL INVESTMENT
Ministry Support Services	425	2,300	-	(2,300)	425
Land	5,602	-	-	-	5,602
Water	-	122,375	-	(122,375)	-
Fish and Wildlife	10,057	-	-	-	10,057
Parks	37,932	-	-	-	37,932
Science and Monitoring	1,000	-	-	-	1,000
Quasi-Judicial Bodies	-	-	17	-	17
2013 Alberta Flooding	8,378	-	-	-	8,378
Total	63,394	124,675	17	(124,675)	63,411

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	456,438	9,306	11,432	(31,601)	445,575
Operating expense - Climate Leadership Plan	280,156	-	639,518	(639,518)	280,156
Capital grants	4,750	8,600	5,000	(8,600)	9,750
Capital grants - 2013 Alberta flood assistance	10,000	-	-	-	10,000
Capital grants - Climate Leadership Plan	-	-	20,000	-	20,000
Amortization	-	70,195	30	-	70,225
Debt servicing costs - general	86	-	-	-	86
Total	751,430	88,101	675,980	(679,719)	835,792

CAPITAL INVESTMENT
Capital investment	55,016	124,675	17	(124,675)	55,033
Capital investment - 2013 Alberta flood assistance	8,378	-	-	-	8,378
Total	63,394	124,675	17	(124,675)	63,411

Environment and Parks	132

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Environment and Parks
Operating expense
1.3 Human Resources	9	-	-	-
1.5 Corporate Services	2	-	-	-
2.1 Air Policy	72	-	-	-
3.1 Land Policy	64	-	-	-
3.2 Public Land Management	82	-	-	-
4.1 Water Policy	100	-	-	-
5.2 Fisheries Management	109	-	-	-
7.5 Parks Infrastructure Management	29	-	-	-
10.1 Regulatory and Operations	12,172	17,796	17,096	17,536
10.2 Green Infrastructure	-	34,917	3,880	-
10.3 Renewables/Bioenergy	39,712	25,440	30,640	49,670
10.4 Other Investments	6,553	-	1,750	67,995
10.5 Energy Efficiency	-	186,760	115,040	116,560
10.6 Emerging Projects	-	138,900	-	28,395
Capital grants
10.2 Green Infrastructure	-	150	150	-
10.5 Energy Efficiency	-	-	50,000	-
Climate Change and Emissions Management Fund
Operating expense
Administration	287	-	-	-
Energy Efficiency Grants to Municipalities	10,000	-	-	-
Innovation and Technology	33,000	-	-	-
Other Investments	71,392	165,000	79,900	506,818
Capital grants
Innovation and Technology	-	50,000	134,500	20,000
Energy Efficiency Alberta
Operating expense
Energy Efficiency Initiatives	1,430	185,000	112,280	132,700
Intra-Ministry Consolidation Adjustment	(81,395)	(350,000)	(192,180)	(639,518)
Ministry Total	93,618	453,963	353,056	300,156
Inter-Ministry Consolidation Adjustment	(17)	-	-	-
Consolidated Total	93,601	453,963	353,056	300,156

CAPITAL INVESTMENT
Department of Environment and Parks
Capital investment
7.5 Parks Infrastructure Management	31	-	-	-
10.2 Green Infrastructure	-	-	13	-
10.6 Emerging Projects	-	118,247	-	-
Consolidated Total	31	118,247	13	-

133	Environment and Parks

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Environment and Parks	245,027	462,803	382,343	880,321
Regulated Fund
Climate Change and Emissions Management Fund	163,053	196,000	209,600	541,000
Land Stewardship Fund	3,541	5,400	6,431	5,300
Provincial Corporation or Agency
Energy Efficiency Alberta	10,000	185,000	112,280	132,700
Natural Resources Conservation Board	5,720	6,514	6,522	6,474
Intra-Ministry Consolidation Adjustment	(92,871)	(366,474)	(208,654)	(655,951)
Ministry Total	334,470	489,243	508,522	909,844
Inter-Ministry Consolidation Adjustment	(1,378)	(93,154)	(93,959)	(141,547)
Consolidated Total	333,092	396,089	414,563	768,297

EXPENSE
General Revenue Fund
Department of Environment and Parks	604,105	998,346	878,022	839,531
Regulated Fund
Climate Change and Emissions Management Fund	114,679	215,000	214,400	526,818
Land Stewardship Fund	13,918	10,000	10,000	10,000
Provincial Corporation or Agency
Energy Efficiency Alberta	1,430	185,000	112,280	132,700
Natural Resources Conservation Board	5,486	6,503	6,503	6,462
Intra-Ministry Consolidation Adjustment	(92,871)	(366,474)	(208,654)	(655,951)
Ministry Total	646,747	1,048,375	1,012,551	859,560
Inter-Ministry Consolidation Adjustment	(651)	(15,323)	(15,633)	(23,768)
Consolidated Total	646,096	1,033,052	996,918	835,792
Net Operating Result	(313,004)	(636,963)	(582,355)	(67,495)

CAPITAL INVESTMENT
General Revenue Fund
Department of Environment and Parks	67,079	302,893	154,129	188,069
Provincial Corporation or Agency
Natural Resources Conservation Board	-	17	17	17
Ministry Total	67,079	302,910	154,146	188,086
Inter-Ministry Consolidation Adjustment	-	(76,127)	(76,932)	(124,675)
Consolidated Total	67,079	226,783	77,214	63,411

Environment and Park	134

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	1,354	78,181	78,986	126,729
Transfers from Government of Canada	1,531	4,966	3,073	29,074
Investment Income	3,574	439	4,445	4,507
Premiums, Fees and Licences	114,146	119,621	127,578	127,253
Climate Change and Emissions Management Fund	160,414	196,000	206,000	537,000
Other Revenue	53,451	90,036	88,440	85,281
Ministry Total	334,470	489,243	508,522	909,844

EXPENSE

Ministry Support Services	59,412	68,604	70,620	65,042
Air	23,892	17,276	17,684	18,867
Land	54,241	52,088	51,790	58,789
Water	73,360	155,261	209,055	108,275
Fish and Wildlife	29,006	45,349	45,438	54,821
Integrated Planning	35,298	37,499	37,655	36,201
Parks	98,855	102,900	108,903	106,634
Land Use Secretariat	4,699	10,263	10,269	6,134
Science and Monitoring	64,616	75,798	74,080	82,264
Climate Leadership Plan	93,151	453,963	353,056	300,156
Quasi-Judicial Bodies	15,533	9,324	17,531	9,068
2013 Alberta Flooding	94,684	20,050	16,470	13,309
Ministry Total	646,747	1,048,375	1,012,551	859,560
Net Operating Result	(312,277)	(559,132)	(504,029)	50,284
CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	1,871	3,425	4,100	2,725
Land	3,260	5,602	5,784	5,602
Water	-	73,127	73,127	122,375
Fish and Wildlife	9	9,027	5,527	10,057
Integrated Planning	7	-	-	-
Parks	25,970	47,932	48,422	37,932
Science and Monitoring	2,089	1,000	3,900	1,000
Climate Leadership Plan	-	118,247	13	-
Quasi-Judicial Bodies	-	17	17	17
2013 Alberta Flooding	33,873	44,533	13,256	8,378
Ministry Total	67,079	302,910	154,146	188,086

AMORTIZATION	(42,636)	(44,001)	(57,134)	(70,225)

DISPOSALS OR WRITE OFFS	(678)	-	(2,149)	(8,600)
Total Change	23,765	258,909	94,863	109,261

135	Environment and Parks

DEPARTMENT OF ENVIRONMENT AND PARKS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Transfer from Climate Change and Emissions Management Fund	71,392	165,000	79,900	506,818
Transfer from Environmental Protection and Enhancement Fund	1,354	2,054	2,054	2,054
Transfer from Land Stewardship Fund	3,122	5,000	5,000	5,000
Internal Government Transfers	-	76,127	76,932	124,675
Transfers from Government of Canada	1,531	4,966	3,073	29,074
Investment Income	228	-	151	167
Land and Grazing	73,893	75,907	76,007	75,009
Other Premiums, Fees and Licences	40,253	43,714	51,571	52,244
Refunds of Expense	3,038	-	2,914	-
Other Revenue	50,216	90,035	84,741	85,280
Total	245,027	462,803	382,343	880,321

EXPENSE

Ministry Support Services	59,412	68,604	70,620	65,042
Air	23,892	17,276	17,684	18,867
Land	46,125	52,088	51,790	58,789
Water	73,360	155,261	209,055	108,275
Fish and Wildlife	29,006	45,349	45,438	54,821
Integrated Planning	35,298	37,499	37,655	36,201
Parks	98,855	102,900	108,903	106,634
Land Use Secretariat	4,699	10,263	10,269	6,134
Science and Monitoring	64,616	75,798	74,080	82,264
Climate Leadership Plan	58,437	403,963	218,556	280,156
Quasi-Judicial Bodies	15,721	9,295	17,502	9,039
2013 Alberta Flooding	94,684	20,050	16,470	13,309
Total	604,105	998,346	878,022	839,531
Net Operating Result	(359,078)	(535,543)	(495,679)	40,790

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	1,871	3,425	4,100	2,725
Land	3,260	5,602	5,784	5,602
Water	-	73,127	73,127	122,375
Fish and Wildlife	9	9,027	5,527	10,057
Integrated Planning	7	-	-	-
Parks	25,970	47,932	48,422	37,932
Science and Monitoring	2,089	1,000	3,900	1,000
Climate Leadership Plan	-	118,247	13	-
2013 Alberta Flooding	33,873	44,533	13,256	8,378
Total	67,079	302,893	154,129	188,069

AMORTIZATION	(42,631)	(43,971)	(57,104)	(70,195)

DISPOSALS OR WRITE OFFS	(678)	-	(2,149)	(8,600)
Total Change	23,770	258,922	94,876	109,274

Environment and Parks	136

CLIMATE CHANGE AND EMISSIONS MANAGEMENT FUND

STATEMENT OF OPERATIONS

(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	2,618	-	3,600	4,000
Industry Purchase of Fund Credits	160,414	196,000	206,000	537,000
Refunds of Expense	21	-	-	-
Total	163,053	196,000	209,600	541,000

EXPENSE

Innovation and Technology	33,000	50,000	134,500	20,000
Other Investments	71,392	165,000	79,900	506,818
Energy Efficiency Grants to Municipalities	10,000	-	-	-
Administration	287	-	-	-
Total	114,679	215,000	214,400	526,818
Net Operating Result	48,374	(19,000)	(4,800)	14,182

137	Environment and Parks

LAND STEWARDSHIP FUND

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	686	400	650	300
Proceeds from Surplus Land Sales transferred from Department	2,680	5,000	5,000	5,000
Refunds of Expense	175	-	781	-
Total	3,541	5,400	6,431	5,300

EXPENSE

Grants to Department to Acquire Land	3,122	5,000	5,000	5,000
Grants to Land Trusts	10,562	5,000	5,000	5,000
Land Transaction Expenses	234	-	-	-
Total	13,918	10,000	10,000	10,000
Net Operating Result	(10,377)	(4,600)	(3,569)	(4,700)

Environment and Parks	138

ENERGY EFFICIENCY ALBERTA

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Transfer from the Carbon Levy	-	185,000	112,280	107,700
Transfer for the Low Carbon Economy Leadership Agreement	-	-	-	25,000
Grants from the Climate Change and Emissions Management Fund	10,000	-	-	-
Total	10,000	185,000	112,280	132,700

EXPENSE

Energy Efficiency Initiatives	1,430	185,000	112,280	132,700
Net Operating Result	8,570	-	-	-

139	Environment and Parks

NATURAL RESOURCES CONSERVATION BOARD

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	42	39	44	40
Other Revenue	4	1	4	1
Transfer from Department	5,674	6,474	6,474	6,433
Total	5,720	6,514	6,522	6,474

EXPENSE

Board Reviews and Hearings	1,001	1,353	1,353	1,312
Regulating Confined Feeding Operations	4,485	5,150	5,150	5,150
Total	5,486	6,503	6,503	6,462
Net Operating Result	234	11	19	12
CHANGE IN CAPITAL ASSETS
INVESTMENT

Regulating Confined Feeding Operations	-	17	17	17
AMORTIZATION	(5)	(30)	(30)	(30)
Total Change	(5)	(13)	(13)	(13)

Environment and Parks	140

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
Transfers from Land Stewardship Fund to Department of Environment and Parks	(3,122)	(5,000)	(5,000)	(5,000)
Transfers from Department of Environment and Parks to:
Energy Efficiency Alberta	-	(185,000)	(112,280)	(132,700)
Land Stewardship Fund	(2,680)	(5,000)	(5,000)	(5,000)
Natural Resources Conservation Board	(5,674)	(6,474)	(6,474)	(6,433)
Transfers from Climate Change and Emissions Management Fund to:
Department of Environment and Parks	(71,395)	(165,000)	(79,900)	(506,818)
Energy Efficiency Alberta	(10,000)	-	-	-
Total	(92,871)	(366,474)	(208,654)	(655,951)

EXPENSE
Operating Expense
Transfers from Land Stewardship Fund to Department of Environment and Parks	(3,122)	(5,000)	(5,000)	(5,000)
Transfers from Department of Environment and Parks to:
Energy Efficiency Alberta	-	(185,000)	(112,280)	(132,700)
Land Stewardship Fund	(2,680)	(5,000)	(5,000)	(5,000)
Natural Resources Conservation Board	(5,674)	(6,474)	(6,474)	(6,433)
Transfers from Climate Change and Emissions Management Fund to:
Department of Environment and Parks	(71,395)	(165,000)	(79,900)	(506,818)
Energy Efficiency Alberta	(10,000)	-	-	-
Total	(92,871)	(366,474)	(208,654)	(655,951)

141	Environment and Parks

SUMMARY OF RELATED PARTY ADJUSTMENTS . . . continued

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
Transfers to Department of Environment and Parks from:
Alberta Innovates Corporation	(3)	-	-	-
Alberta Social Housing Corporation	-	-	(130)	-
Department of Agriculture and Forestry	(8)	-	-	-
Department of Service Alberta	-	(3,000)	(3,675)	(2,300)
Department of Transportation	-	(73,127)	(73,127)	(122,375)
Environmental Protection and Enhancement Fund	(1,354)	(2,054)	(2,054)	(2,054)
Historic Resources Fund	(5)	-	-	-
Shared service charges collected by Department of Environment and Parks	(8)	(14,973)	(14,973)	(14,818)
Total	(1,378)	(93,154)	(93,959)	(141,547)

EXPENSE
Operating Expense
Transfers from Department of Environment and Parks to:
Alberta Health Services	(46)	-	-	-
Alberta Innovates Corporation	(743)	-	-	-
Department of Service Alberta	(42)	-	-	-
Post-secondary Institutions	(1,829)	(350)	(350)	(350)
School Boards	(3)	-	-	-
Shared services provided by Department of Environment and Parks	(8)	(14,973)	(14,973)	(14,818)
Accounting policy adjustments for Energy Efficiency Alberta	2,259	-	-	-
Capital Grants
Transfers from Department of Environment and Parks to Department of Infrastructure	-	-	(310)	(8,600)
Capital Payments to Related Parties
Transfers from Department of Environment and Parks to Post-secondary Institutions	(239)	-	-	-
Total	(651)	(15,323)	(15,633)	(23,768)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Environment and Parks from:
Alberta Social Housing Corporation	-	-	(130)	-
Department of Service Alberta	-	(3,000)	(3,675)	(2,300)
Department of Transportation	-	(73,127)	(73,127)	(122,375)
Transfers from Department of Environment and Parks to Department of Infrastructure	-	-	310	8,600
Total	-	(76,127)	(76,622)	(116,075)

Environment and Parks	142

Executive Council

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
EXPENSE	18,196	18,791	18,145	18,642

143

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1 Office of the Premier / Executive Council
1.1 Office of the Premier / Executive Council		12,513	12,310	12,186	12,201
1.2 Office of the Lieutenant Governor		593	626	626	624
1.3 Corporate Services		1,674	1,769	1,616	1,753
	Sub-total	14,780	14,705	14,428	14,578

2 Intergovernmental Relations		3,416	4,086	3,717	4,064

Total		18,196	18,791	18,145	18,642

Executive Council	144

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Office of the Premier / Executive Council	60	60	60	60
Vacation Liability
Office of the Premier / Executive Council	(6)	-	-	-
Intergovernmental Relations	59	-	-	-
Total	113	60	60	60

145	Executive Council

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
				Consolidated
	Voted	Amounts	Consolidation	2018-19
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Office of the Premier / Executive Council	14,578	60	-	14,638
Intergovernmental Relations	4,064	-	-	4,064
Total	18,642	60	-	18,702
RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	18,642	-	-	18,642
Amortization	-	60	-	60
Total	18,642	60	-	18,702

Executive Council	146

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Premiums, Fees and Licences	4	-	-	-
Other Revenue	9	8	4	8
Ministry Total	13	8	4	8
EXPENSE
Office of the Premier / Executive Council	14,834	14,765	14,488	14,638
Intergovernmental Relations	3,475	4,086	3,717	4,064
Ministry Total	18,309	18,851	18,205	18,702
Net Operating Result	(18,296)	(18,843)	(18,201)	(18,694)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(60)	(60)	(60)	(60)
Total Change	(60)	(60)	(60)	(60)

147	Executive Council

Health

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE	19,333,436	20,240,177	19,983,927	20,696,101

CAPITAL INVESTMENT	45,129	174,791	113,563	191,447

FINANCIAL TRANSACTIONS	61,342	66,200	66,200	74,200

148

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		733	745	745	745
1.2	Associate Minister’s Office		343	395	395	395
1.3	Deputy Minister’s Office		1,110	1,553	1,553	1,553
1.4	Strategic Corporate Support		44,386	56,223	46,223	53,168
1.5	Policy Development and Strategic Support		14,231	19,246	16,246	19,300
1.6	Health Advocates’ Office		1,484	1,893	1,893	1,893
		Sub-total	62,287	80,055	67,055	77,054

2	Alberta Health Services
2.1	Continuing Care		1,025,000	1,079,000	1,072,000	1,102,000
2.2	Community Care		986,000	1,141,000	1,110,000	1,200,000
2.3	Home Care		575,000	639,000	575,000	687,000
2.4	Acute Care		3,734,849	3,669,932	3,696,432	3,725,595
2.5	Ambulance Services		422,000	419,000	433,000	456,000
2.6	Diagnostic and Therapeutic Services		2,309,000	2,297,000	2,344,000	2,363,000
2.7	Population and Public Health		319,000	320,000	317,000	317,000
2.8	Health Workforce Education and Research		88,000	76,000	79,000	79,000
2.9	Information Technology		447,000	455,000	455,000	444,000
2.10	Support Services		1,565,000	1,597,000	1,597,000	1,624,000
2.11	Administration		459,000	477,000	479,000	488,000
		Sub-total	11,929,849	12,169,932	12,157,432	12,485,595

3	Physician Compensation and Development
3.1	Program Support		7,624	9,513	9,513	9,687
3.2	Physician Remuneration		4,077,276	4,172,744	4,207,744	4,374,198
3.3	Physician Development		175,819	179,186	177,186	177,443
3.4	Physician Benefits		347,751	435,671	358,671	358,671
		Sub-total	4,608,470	4,797,114	4,753,114	4,919,999

4	Drugs and Supplemental Health Benefits
4.1	Program Support		39,848	39,804	42,804	44,027
4.2	Outpatient Cancer Therapy Drugs		186,000	208,781	159,781	207,627
4.3	Outpatient Specialized High Cost Drugs		102,510	124,593	112,593	129,324
4.4	Seniors Drug Benefits		514,324	561,078	562,758	574,600
4.5	Seniors Dental, Optical and Supplemental Health Benefits		119,389	127,992	125,992	130,226
4.6	Non-Group Drug Benefits		211,117	242,605	232,375	271,193
4.7	Non-Group Supplemental Health Benefits		827	900	900	900
4.8	Assured Income for the Severely Handicapped Health Benefit		221,666	232,654	239,452	235,153
4.9	Child Health Benefit		28,909	30,930	29,255	30,930
4.10	Adult Health Benefit		196,978	211,229	233,656	225,033
4.11	Alberta Aids to Daily Living		145,154	152,985	149,985	156,630
4.12	Pharmaceutical Innovation and Management		69,366	76,390	86,390	102,995
		Sub-total	1,836,088	2,009,941	1,975,941	2,108,638

149	Health

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE ... continued
5	Addiction and Mental Health
5.1	Program Support		2,278	2,991	2,991	3,228
5.2	Addiction and Mental Health		18,883	75,661	69,411	83,396
		Sub-total	21,161	78,652	72,402	86,624

6	Primary Health Care
6.1	Program Support		3,018	3,745	3,745	3,745
6.2	Primary Health Care		169,832	244,786	228,786	244,500
		Sub-total	172,850	248,531	232,531	248,245

7	Population and Public Health
7.1	Program Support		11,442	16,540	14,540	16,540
7.2	Immunization Support		1,357	2,735	735	3,721
7.3	Community-Based Health Services		45,892	61,926	47,926	62,275
		Sub-total	58,691	81,201	63,201	82,536

8	Allied Health Services		101,369	110,607	108,607	112,416

9	Human Tissue and Blood Services		196,936	214,587	205,587	192,232

10	Support Programs
10.1	Program Support		8,505	8,844	10,844	9,448
10.2	Health Quality Council of Alberta		6,946	7,151	7,151	7,130
10.3	Protection for Persons in Care		1,559	2,318	1,318	2,318
10.4	Monitoring, Investigations and Licensing		7,068	7,910	6,910	7,910
10.5	Research and Support Programs		14,811	21,641	13,641	22,244
10.6	Health System Projects		1,759	4,000	3,000	4,000
		Sub-total	40,648	51,864	42,864	53,050

11	Out-of-Province Health Care Services
11.1	Program Support		7,950	8,999	7,799	7,999
11.2	Out-of-Province Health Care Services		153,653	157,789	156,789	163,878
		Sub-total	161,603	166,788	164,588	171,877

12	Information Technology
12.1	Program Support		6,733	7,875	6,875	7,875
12.2	Development and Operations		55,308	75,705	64,705	75,970
		Sub-total	62,041	83,580	71,580	83,845

13	Cancer Research and Prevention Investment		22,175	25,000	14,000	25,000

CAPITAL GRANTS
5.2	Addiction and Mental Health		-	-	5,800	-

Health	150

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
CAPITAL GRANTS ... continued

14	Infrastructure Support
14.1	Continuing Care Beds		59,268	122,000	48,900	48,990
14.7	Climate Leadership Plan - Green Infrastructure		-	325	325	-
		Sub-total	59,268	122,325	49,225	48,990

Total			19,333,436	20,240,177	19,983,927	20,696,101

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategic Corporate Support		10	-	-	-

7	Population and Public Health
7.2	Immunization Support		45	-	-	-

12	Information Technology
12.2	Development and Operations		12,629	22,230	15,230	22,230

CAPITAL PAYMENTS TO RELATED PARTIES
5.2	Addiction and Mental Health		2,145	-	2,300	-

14	Infrastructure Support
14.2	External Information Systems Development		3,800	5,748	2,720	5,748
14.3	Equipment for Cancer Corridor Projects		-	11,000	11,000	3,469
14.4	Medical Equipment Replacement and Upgrade Program		25,000	30,000	43,500	30,000
14.5	Clinical Information System		-	100,000	33,000	80,000
14.6	Other Health Initiatives		-	-	-	50,000
14.7	Climate Leadership Plan - Green Infrastructure		1,500	5,813	5,813	-
		Sub-total	30,300	152,561	96,033	169,217

Total			45,129	174,791	113,563	191,447

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITIONS
4	Drugs and Supplemental Health Benefits
4.3	Outpatient Specialized High Cost Drugs		5,873	9,200	9,200	10,700

7	Population and Public Health
7.2	Immunization Support		55,469	57,000	57,000	63,500

Total			61,342	66,200	66,200	74,200

151	Health

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)	2018-19
Estimate
1 Hepatitis C Health Services	1,000
Funding from Health Canada will be used to enhance existing health services to persons with chronic
Hepatitis C virus infection. Element 10.5
Total	1,000

Health	152

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	76	250	250	250
Information Technology	18,648	18,000	17,000	18,000
Consumption of Inventory
Drugs and Supplemental Health Benefits	5,872	9,200	6,200	10,700
Population and Public Health	61,794	55,800	55,800	60,800
Valuation Adjustments and Other Provisions
Ministry Support Services	83	-	-	-
Physician Compensation and Development	2,953	-	-	-
Drugs and Supplemental Health Benefits	528	-	-	-
Population and Public Health	(113)	-	-	-
Support Programs	12	2,000	2,000	2,000
Total	89,853	85,250	81,250	91,750

153	Health

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	77,054	250	-	-	77,304
Physician Compensation and Development	4,919,999	-	1,146,000	(857,884)	5,208,115
Drugs and Supplemental Health Benefits	2,108,638	10,700	496,000	(341,604)	2,273,734
Population and Public Health	417,405	60,800	332,000	(152,511)	657,694
Acute Care	171,877	-	3,945,000	(6,000)	4,110,877
Continuing Care	-	-	1,107,000	-	1,107,000
Ambulance Services	-	-	524,000	-	524,000
Community Care	-	-	1,482,000	(13,000)	1,469,000
Home Care	-	-	691,000	-	691,000
Diagnostic, Therapeutic and Other Patient Services	304,648	-	2,154,000	(7,000)	2,451,648
Administration	53,050	2,000	516,171	(16,840)	554,381
Support Services	-	-	2,190,000	(24,162)	2,165,838
Information Technology	83,845	18,000	494,000	(16,500)	579,345
Research and Education	-	-	154,000	(22,000)	132,000
Debt Servicing	-	-	16,000	-	16,000
Infrastructure Support	48,990	-	-	-	48,990
Cancer Research and Prevention Investment	25,000	-	-	(19,200)	5,800
Alberta Health Services	12,485,595	-	-	(12,485,595)	-
Total	20,696,101	91,750	15,247,171	(13,962,296)	22,072,726

CAPITAL INVESTMENT
Health Facilities and Equipment	-	-	1,277,659	-	1,277,659
2013 Alberta Flooding	-	-	876	-	876
Information Technology	22,230	-	-	-	22,230
Infrastructure Support	169,217	-	-	(169,217)	-
Total	191,447	-	1,278,535	(169,217)	1,300,765

INVENTORY ACQUISITIONS
Drugs and Supplemental Health Benefits	10,700	-	817,000	-	827,700
Population and Public Health	63,500	-	-	-	63,500
Total	74,200	-	817,000	-	891,200

Health	154

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE ... continued
RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Operating expense	20,647,111	2,000	13,878,953	(13,962,296)	20,565,768
Capital grants	48,990	-	-	-	48,990
Amortization	-	18,250	533,218	-	551,468
Inventory consumption	-	71,500	819,000	-	890,500
Debt servicing costs - general	-	-	16,000	-	16,000
Total	20,696,101	91,750	15,247,171	(13,962,296)	22,072,726

CAPITAL INVESTMENT
Capital investment	22,230	-	1,266,573	-	1,288,803
Capital investment - 2013 Alberta flood assistance	-	-	876	-	876
Capital investment - Climate Leadership Plan	-	-	11,086	-	11,086
Capital Payments to Related Parties	169,217	-	-	(169,217)	-
Total	191,447	-	1,278,535	(169,217)	1,300,765

INVENTORY ACQUISITIONS	74,200	-	817,000	-	891,200

155	Health

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Health
Capital grants
14.7 Climate Leadership Plan - Green Infrastructure	-	325	325	-
Capital Payments to Related Parties
14.7 Climate Leadership Plan - Green Infrastructure	1,500	5,813	5,813	-
Intra-Ministry Consolidation Adjustment	(1,500)	(5,813)	(5,813)	-
Consolidated Total	-	325	325	-

CAPITAL INVESTMENT
Alberta Health Services
Capital investment
Health Facilities and Equipment	1,500	15,813	10,243	11,086

Health	156

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Health	4,441,338	4,638,833	4,597,231	4,864,636
Arms-Length Institution
Alberta Health Services	14,469,282	14,669,000	14,795,500	15,240,000
Health Quality Council of Alberta	6,994	7,234	7,234	7,171
Intra-Ministry Consolidation Adjustment	(13,019,459)	(13,297,151)	(13,386,651)	(13,858,130)
Ministry Total	5,898,155	6,017,916	6,013,314	6,253,677
Inter-Ministry Consolidation Adjustment	(484,356)	(475,800)	(472,678)	(472,800)
Consolidated Total	5,413,799	5,542,116	5,540,636	5,780,877

EXPENSE
General Revenue Fund
Department of Health	19,455,734	20,477,988	20,163,510	20,957,068
Arms-Length Institution
Alberta Health Services	14,403,432	14,669,000	14,842,500	15,240,000
Health Quality Council of Alberta	7,528	7,234	7,234	7,171
Intra-Ministry Consolidation Adjustment	(12,938,890)	(13,457,682)	(13,345,448)	(13,948,153)
Ministry Total	20,927,804	21,696,540	21,667,796	22,256,086
Inter-Ministry Consolidation Adjustment	(254,721)	(232,192)	(229,414)	(183,360)
Consolidated Total	20,673,083	21,464,348	21,438,382	22,072,726
Net Operating Result	(15,259,284)	(15,922,232)	(15,897,746)	(16,291,849)

CAPITAL INVESTMENT
General Revenue Fund
Department of Health	12,684	22,230	15,230	22,230
Arms-Length Institution
Alberta Health Services	597,021	1,003,076	932,284	1,278,476
Health Quality Council of Alberta	77	176	176	59
Ministry Total	609,782	1,025,482	947,690	1,300,765
Consolidated Total	609,782	1,025,482	947,690	1,300,765

157	Health

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	423,541	418,000	427,000	417,000
Transfer from Alberta Cancer Prevention Legacy Fund	22,175	25,000	12,878	25,000
Canada Health Transfer	4,200,830	4,360,247	4,324,618	4,520,887
Transfers from Government of Canada	7,085	8,000	8,000	10,000
Other Health Transfers	1,427	36,200	36,360	102,400
Investment Income	65,557	68,006	76,006	68,006
Supplementary Health Benefit Premiums	45,533	48,000	45,000	46,000
Other Premiums, Fees and Licences	479,181	475,002	475,003	488,001
Refunds of Expense	164,458	164,040	171,255	169,105
Other Revenue	488,368	415,421	437,194	407,278
Ministry Total	5,898,155	6,017,916	6,013,314	6,253,677

EXPENSE

Ministry Support Services	62,236	80,305	67,305	77,304
Physician Compensation and Development	5,081,857	5,197,241	5,250,366	5,296,164
Drugs and Supplemental Health Benefits	1,998,862	2,143,354	2,155,354	2,273,974
Population and Public Health	560,010	681,891	650,022	668,480
Acute Care	4,094,255	4,038,398	4,145,698	4,116,877
Continuing Care	1,031,436	1,071,620	1,046,620	1,107,000
Ambulance Services	494,648	478,000	495,000	524,000
Community Care	1,238,845	1,389,000	1,335,750	1,482,000
Home Care	582,335	646,000	631,250	691,000
Diagnostic, Therapeutic and Other Patient Services	2,400,166	2,390,664	2,420,664	2,458,648
Administration	512,099	551,062	534,862	559,504
Support Services	2,110,071	2,118,000	2,175,000	2,190,000
Information Technology	577,946	599,580	588,580	579,345
Research and Education	98,629	162,000	106,000	154,000
Debt Servicing	16,871	15,000	15,000	16,000
Infrastructure Support	59,268	122,325	49,225	48,990
Cancer Research and Prevention Investment	8,270	12,100	1,100	12,800
Ministry Total	20,927,804	21,696,540	21,667,796	22,256,086
Net Operating Result	(15,029,649)	(15,678,624)	(15,654,482)	(16,002,409)

Health	158

MINISTRY FINANCIAL STATEMENTS ... continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
INVESTMENT
Health Facilities and Equipment	596,860	1,003,252	930,492	1,277,659
2013 Alberta Flooding	238	-	1,968	876
Ministry Support Services	10	-	-	-
Population and Public Health	45	-	-	-

Information Technology	12,629	22,230	15,230	22,230
Ministry Total	609,782	1,025,482	947,690	1,300,765

AMORTIZATION	(569,350)	(566,447)	(565,447)	(551,468)

DISPOSALS OR WRITE OFFS	5,963	-	-	-
Total Change	46,395	459,035	382,243	749,297

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Drugs and Supplemental Health Benefits	784,191	794,200	784,200	827,700

Population and Public Health	55,469	57,000	57,000	63,500
Ministry Total	839,660	851,200	841,200	891,200

CONSUMPTION	(848,540)	(851,000)	(836,000)	(890,500)
Total Change	(8,880)	200	5,200	700

159	Health

DEPARTMENT OF HEALTH
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Canada Health Transfer	4,200,830	4,360,247	4,324,618	4,520,887
Other Health Transfers	7,427	36,200	36,360	102,400
Other Premiums, Fees and Licences	1	2	3	1
Other Revenue	847	5,344	7,117	1,243
Refunds of Expense	164,525	164,040	171,255	169,105
Supplementary Health Benefit Premiums	45,533	48,000	45,000	46,000
Transfer from Alberta Cancer Prevention Legacy Fund	22,175	25,000	12,878	25,000
Total	4,441,338	4,638,833	4,597,231	4,864,636

EXPENSE
Ministry Support Services	62,446	80,305	67,305	77,304
Alberta Health Services	11,929,849	12,169,932	12,157,432	12,485,595
Physician Compensation and Development	4,611,423	4,797,114	4,753,114	4,919,999
Drugs and Supplemental Health Benefits	1,842,488	2,019,141	1,982,141	2,119,338
Addiction and Mental Health	23,306	78,652	80,502	86,624
Primary Health Care	172,850	248,531	232,531	248,245
Population and Public Health	120,372	137,001	119,001	143,336
Allied Health Services	101,369	110,607	108,607	112,416
Human Tissue and Blood Services	196,936	214,587	205,587	192,232
Support Programs	40,660	53,864	44,864	55,050
Out-of-Province Health Care Services	161,603	166,788	164,588	171,877
Information Technology	80,689	101,580	88,580	101,845
Cancer Research and Prevention Investment	22,175	25,000	14,000	25,000
Infrastructure Support	89,568	274,886	145,258	218,207
Total	19,455,734	20,477,988	20,163,510	20,957,068
Net Operating Result	(15,014,396)	(15,839,155)	(15,566,279)	(16,092,432)
CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	10	-	-	-
Population and Public Health	45	-	-	-
Information Technology	12,629	22,230	15,230	22,230
Total	12,684	22,230	15,230	22,230

AMORTIZATION	(18,724)	(18,250)	(17,250)	(18,250)

DISPOSALS OR WRITE OFFS	6,534	-	-	-
Total Change	494	3,980	(2,020)	3,980

Health	160

DEPARTMENT OF HEALTH ... continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITIONS

Drugs and Supplemental Health Benefits	5,873	9,200	9,200	10,700
Population and Public Health	55,469	57,000	57,000	63,500
Total	61,342	66,200	66,200	74,200

CONSUMPTION	(67,666)	(65,000)	(62,000)	(71,500)
Total Change	(6,324)	1,200	4,200	2,700

161	Health

EFFECT OF ARM’S-LENGTH INSTITUTIONS ON THE MINISTRY

This table provides 2018-19 Estimate amounts for the effect of Arm’s-Length Institution activities on each of the revenue by source and expense by program lines on the Ministry Statement of Operations.

STATEMENT OF OPERATIONS – MINISTRY BASIS

(thousands of dollars)			Intra-Ministry	Ministry
	Core	Arms-Length	Consolidation	2018-19
	Government	Institutions	Adjustment	Estimate
REVENUE
Internal Government Transfers	-	14,255,130	(13,838,130)	417,000
Transfer from Alberta Cancer Prevention Legacy Fund	25,000	-	-	25,000
Canada Health Transfer	4,520,887	-	-	4,520,887
Transfers from Government of Canada	-	10,000	-	10,000
Other Health Transfers	102,400	-	-	102,400
Investment Income	-	68,006	-	68,006
Supplementary Health Benefit Premiums	46,000	-	-	46,000
Other Premiums, Fees and Licences	1	488,000	-	488,001
Refunds of Expense	169,105	-	-	169,105
Other Revenue	1,243	426,035	(20,000)	407,278
Ministry Total	4,864,636	15,247,171	(13,858,130)	6,253,677

EXPENSE
Ministry Support Services	77,304	-	-	77,304
Physician Compensation and Development	4,919,999	1,146,000	(769,835)	5,296,164
Drugs and Supplemental Health Benefits	2,119,338	496,000	(341,364)	2,273,974
Population and Public Health	478,205	332,000	(141,725)	668,480
Acute Care	171,877	3,945,000	-	4,116,877
Continuing Care	-	1,107,000	-	1,107,000
Ambulance Services	-	524,000	-	524,000
Community Care	-	1,482,000	-	1,482,000
Home Care	-	691,000	-	691,000
Diagnostic, Therapeutic and Other Patient Services	304,648	2,154,000	-	2,458,648
Administration	55,050	516,171	(11,717)	559,504
Support Services	-	2,190,000	-	2,190,000
Information Technology	101,845	494,000	(16,500)	579,345
Research and Education	-	154,000	-	154,000
Debt Servicing	-	16,000	-	16,000
Infrastructure Support	218,207	-	(169,217)	48,990
Cancer Research and Prevention Investment	25,000	-	(12,200)	12,800
Alberta Health Services	12,485,595	-	(12,485,595)	-
Ministry Total	20,957,068	15,247,171	(13,948,153)	22,256,086
Net Operating Result	(16,092,432)	-	90,023	(16,002,409)

Health	162

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to Health Quality Council of Alberta from:
Alberta Health Services	(6)	-	-	-
Department of Health	(6,947)	(7,186)	(7,186)	(7,130)
Transfers to Alberta Health Services from:
Department of Health	(12,875,132)	(13,272,935)	(13,239,929)	(13,771,806)
Health Quality Council of Alberta	(28)	-	-	-
Net effect of deferred capital contributions from
Department of Health	(86,784)	(100,500)	(100,500)	(86,500)
Accounting policy adjustments for Health Quality Council of Alberta	8	35	35	-
Accounting policy adjustments for Department of Health	(67)	-	-	-
Accounting policy adjustments for Alberta Health Services	(50,503)	83,435	(39,071)	7,306
Total	(13,019,459)	(13,297,151)	(13,386,651)	(13,858,130)

EXPENSE
Operating Expense
Transfers from Health Quality Council of Alberta to
Alberta Health Services	(28)	-	-	-
Transfers from Department of Health to:
Alberta Health Services	(12,875,132)	(13,272,935)	(13,239,929)	(13,771,806)
Health Quality Council of Alberta	(6,947)	(7,186)	(7,186)	(7,130)
Transfers from Alberta Health Services to
Health Quality Council of Alberta	(6)	-	-	-
Accounting policy adjustments for Alberta Health Services	(24,332)	(25,000)	-	-
Capital Payments to Related Parties
Transfers from Department of Health to
Alberta Health Services	(32,445)	(152,561)	(98,333)	(169,217)
Total	(12,938,890)	(13,457,682)	(13,345,448)	(13,948,153)

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers to Department of Health from:
Alberta Cancer Prevention Legacy Fund	(22,174)	(25,000)	(25,000)	(25,000)
Department of Agriculture and Forestry	(1)	-	-	-
Post-secondary Institutions	(53)	-	-	-
Transfers to Alberta Health Services from:
Alberta Innovates Corporation	(3,871)	-	(3,000)	-
Auditor General	(1)	-	-	-
Department of Children’s Services	(2,052)	(1,600)	(1,600)	(1,600)
Department of Community and Social Services	(12,632)	(7,400)	(7,400)	(7,400)
Department of Culture and Tourism	(83)	-	-	-
Department of Economic Development and Trade	(383)	-	-	-

163	Health

SUMMARY OF RELATED PARTY ADJUSTMENTS ... continued
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES ... continued

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE ... continued
Transfers to Alberta Health Services from:
Department of Education	(73)	-	-	-
Department of Energy	(1)	-	-	-
Department of Environment and Parks	(46)	-	-	-
Department of Infrastructure	(4,449)	(4,500)	(4,500)	(1,675)
Department of Justice and Solicitor General	(759)	-	-	-
Department of Labour	(27)	-	-	-
Department of Municipal Affairs	(1)	-	-	-
Department of Seniors and Housing	(12)	-	-	-
Environmental Protection and Enhancement Fund	(1)	-	-	-
Post-secondary Institutions	-	(57,000)	(57,000)	(51,000)
School Boards	(32,735)	(21,000)	(21,000)	(21,000)
Victims of Crime Fund	(35)	-	-	-
Net effect of deferred capital contributions from:
Department of Advanced Education	(447)	-	-	-
Department of Infrastructure	(277,660)	(276,000)	(276,000)	(281,000)
Department of Seniors and Housing	(5)	-	-	-
Accounting policy adjustments for Department of Health	(55)	-	12,122	-

Accounting policy adjustments for Alberta Health Services	(126,800)	(83,300)	(89,300)	(84,125)
Total	(484,356)	(475,800)	(472,678)	(472,800)

EXPENSE
Operating Expense
Transfers from Health Quality Council of Alberta to
Post-secondary Institutions	(175)	(224)	(224)	(227)
Transfers from Department of Health to:
Alberta Innovates Corporation	(5,268)	(7,240)	(240)	(7,240)
Department of Service Alberta	(4)	-	-	-
Post-secondary Institutions	(111,102)	(110,264)	(45,786)	(49,728)
School Boards	(100)	-	-	-
Transfers from Alberta Health Services to:
Alberta Innovates Corporation	(2,607)	(4,000)	(4,000)	-
Department of Community and Social Services	(278)	-	-	-
Department of Infrastructure	(170)	(3,461)	(3,461)	(162)
Department of Justice and Solicitor General	(234)	-	-	-
Department of Labour	(155)	-	-	-
Post-secondary Institutions	(122,527)	(97,000)	(165,700)	(114,000)
School Boards	(12,101)	(10,000)	(10,000)	(12,000)

Shared services provided by Health Quality Council of Alberta	-	(3)	(3)	(3)
Total	(254,721)	(232,192)	(229,414)	(183,360)

Health	164

Indigenous Relations

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	194,470	192,132	220,088	243,478

CAPITAL INVESTMENT	-	25	25	25

FINANCIAL TRANSACTIONS	22,489	24,901	56,824	-

165

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		606	877	877	870
1.2	Deputy Minister’s Office		640	697	697	693
1.3	Human Resources		631	811	811	676
1.4	Strategic and Corporate Services		3,978	4,652	4,652	4,375
		Sub-total	5,855	7,037	7,037	6,614

2	First Nations and Métis Relations		28,705	23,548	23,684	23,558

3	Indigenous Women’s Initiatives		1,215	1,287	1,287	1,167

4	First Nations Development Fund		119,744	129,000	120,000	123,000

5	Metis Settlements Appeal Tribunal		1,081	1,198	1,198	1,196

6	Consultation and Land Claims
6.1	Program Support and Land Claims		1,627	1,371	1,142	1,363
6.2	Aboriginal Consultation Office		5,596	5,503	4,705	5,375
6.3	Stewardship and Policy Integration		11,557	10,401	11,428	10,936
		Sub-total	18,780	17,275	17,275	17,674

7	2013 Alberta Flooding
7.2	Administrative and Capacity Support		4,145	3,717	3,957	-

8	Land and Legal Settlement		41	-	-	8,400

9	Climate Leadership Plan		4,923	970	15,671	20,327

CAPITAL GRANTS
2	First Nations and Métis Relations		8,100	8,100	8,200	8,000

9	Climate Leadership Plan		1,881	-	21,779	33,542

Total			194,470	192,132	220,088	243,478

Indigenous Relations	166

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)		Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.4	Strategic and Corporate Services	-	25	25	25

Total		-	25	25	25

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
2013 ALBERTA FLOODING LIABILITY RETIREMENT
7	2013 Alberta Flooding
7.1	First Nations Housing	22,489	24,901	56,824	-

Total		22,489	24,901	56,824	-

167	Indigenous Relations

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	44	63	63	63
Consultation and Land Claims	12	-	-	-
Valuation Adjustments and Other Provisions	255	-	-	-

Total	311	63	63	63

Indigenous Relations	168

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)				Consolidated
	Voted	Amounts	Consolidation	2018-19
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	6,614	63	-	6,677
First Nations and Métis Relations	31,558	-	-	31,558
Indigenous Women’s Initiatives	1,167	-	-	1,167
First Nations Development Fund	123,000	-	-	123,000
Metis Settlements Appeal Tribunal	1,196	-	-	1,196
Consultation and Land Claims	17,674	-	-	17,674
Land and Legal Settlement	8,400	-	-	8,400
Climate Leadership Plan	53,869	-	-	53,869
Total	243,478	63	-	243,541

CAPITAL INVESTMENT
Ministry Support Services	25	-	-	25

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	181,609	-	-	181,609
Operating expense - Climate Leadership Plan	20,327	-	-	20,327
Capital grants	8,000	-	-	8,000
Capital grants - Climate Leadership Plan	33,542	-	-	33,542
Amortization	-	63	-	63
Total	243,478	63	-	243,541

CAPITAL INVESTMENT	25	-	-	25

169	Indigenous Relations

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Indigenous Relations
Operating expense
9 Climate Leadership Plan	4,923	970	15,671	20,327
Capital grants
9 Climate Leadership Plan	1,881	-	21,779	33,542
Ministry Total	6,804	970	37,450	53,869
Inter-Ministry Consolidation Adjustment	(1)	-	-	-
Consolidated Total	6,803	970	37,450	53,869

Indigenous Relations	170

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfers from Government of Canada	(4,174)	-	-	3,500
Labour Market Development	2,828	1,828	2,081	2,170
Other Revenue	217	-	-	-
Ministry Total	(1,129)	1,828	2,081	5,670

EXPENSE

Ministry Support Services	5,989	7,100	7,100	6,677
First Nations and Métis Relations	36,947	31,648	31,884	31,558
Indigenous Women’s Initiatives	1,163	1,287	1,287	1,167
First Nations Development Fund	119,733	129,000	120,000	123,000
Metis Settlements Appeal Tribunal	1,065	1,198	1,198	1,196
Consultation and Land Claims	18,878	17,275	17,275	17,674
2013 Alberta Flooding	4,161	3,717	3,957	-
Land and Legal Settlement	41	-	-	8,400
Climate Leadership Plan	6,804	970	37,450	53,869
Ministry Total	194,781	192,195	220,151	243,541
Net Operating Result	(195,910)	(190,367)	(218,070)	(237,871)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	-	25	25	25

AMORTIZATION	(56)	(63)	(63)	(63)
Total Change	(56)	(38)	(38)	(38)

171	Indigenous Relations

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Operating Expense
Transfers from Department to:
Alberta Sport Connection	(20)	-	-	-
Post-secondary Institutions	(104)	-	-	-
Total	(124)	-	-	-

Indigenous Relations	172

Infrastructure

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	512,410	587,339	527,904	547,902

CAPITAL INVESTMENT	1,725,262	1,968,746	1,648,299	1,494,970

FINANCIAL TRANSACTIONS	11,536	23,727	20,449	40,496

173

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		621	755	755	780
1.2	Deputy Minister’s Office		492	790	790	790
1.3	Human Resources		1,986	2,079	2,079	1,999
1.4	Corporate Strategies and Services		18,767	16,609	16,440	17,048
		Sub-total	21,866	20,233	20,064	20,617

2	Capital Construction
2.1	Government Facilities Infrastructure		8,193	10,474	10,474	10,370
2.2	Health Facilities Infrastructure		2,237	2,778	2,778	2,778
2.3	School Facilities Infrastructure		2,370	2,108	2,108	2,275
		Sub-total	12,800	15,360	15,360	15,423

3	Strategic Partnerships Office		1,209	-	-	-

4	Property Management
4.1	Property Operations		207,188	213,017	212,282	219,992
4.2	Swan Hills Treatment Centre		27,188	30,254	30,254	30,254
		Sub-total	234,376	243,271	242,536	250,246

5	Asset Management		7,227	7,754	7,754	7,754

6	Realty Services
6.1	Leases		207,893	208,679	208,679	201,491
6.2	Land Acquisition and Services		2,576	3,074	3,074	3,074
6.3	Fort McMurray and Area Lands		1,027	993	993	993
		Sub-total	211,496	212,746	212,746	205,558

7	2013 Alberta Flooding
7.1	Floodway Relocation Program		2,369	28,190	3,150	5,090

8	Climate Leadership Plan
8.1	Green Infrastructure		126	698	698	-

CAPITAL GRANTS
2	Capital Construction
2.3	School Facilities Infrastructure		4,492	-	-	16,117
2.4	Capital Planning		5,531	48,204	12,706	17,276
		Sub-total	10,023	48,204	12,706	33,393

4	Property Management
4.3	Government Owned Facilities Preservation		8,849	9,675	11,682	9,675
4.4	Accommodation Projects		1,880	-	-	-
		Sub-total	10,729	9,675	11,682	9,675

8	Climate Leadership Plan
8.1	Green Infrastructure		-	1,040	1,040	-

Infrastructure	174

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
DEBT SERVICING

4	Property Management
4.5	Debt Servicing		189	168	168	146

Total			512,410	587,339	527,904	547,902

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS

1	Ministry Support Services
1.4	Corporate Strategies and Services		201	3,558	3,077	4,058

2	Capital Construction
2.1	Government Facilities Infrastructure		74,709	128,724	69,893	68,735
2.2	Health Facilities Infrastructure		-	-	-	23,628
2.4	Capital Planning		248	3,763	1,760	3,167
		Sub-total	74,957	132,487	71,653	95,530

4	Property Management
4.1	Property Operations		449	-	735	-
4.2	Swan Hills Treatment Centre		4,301	6,000	6,857	5,000
4.3	Government Owned Facilities Preservation		43,145	42,549	53,940	50,454
4.4	Accommodation Projects		40,128	30,000	36,361	45,873
		Sub-total	88,023	78,549	97,893	101,327

6	Realty Services
6.2	Land Acquisition and Services		17,102	9,540	15,608	8,300
6.3	Fort McMurray and Area Lands		24	-	-	-
		Sub-total	17,126	9,540	15,608	8,300

7	2013 Alberta Flooding
7.2	Reconstruction and Accommodation		12,193	2,249	993	932

8	Climate Leadership Plan
8.1	Green Infrastructure		155	-	-	-

CAPITAL PAYMENTS TO RELATED PARTIES
2	Capital Construction
2.2	Health Facilities Infrastructure		251,926	387,015	366,834	616,797
2.3	School Facilities Infrastructure		1,134,761	1,201,848	936,152	525,564
2.5	Health Capital Maintenance and Renewal		145,682	143,500	149,691	130,500
		Sub-total	1,532,369	1,732,363	1,452,677	1,272,861

7	2013 Alberta Flooding
7.2	Reconstruction and Accommodation		238	-	1,968	876

8	Climate Leadership Plan
8.1	Green Infrastructure		-	10,000	4,430	11,086

Total			1,725,262	1,968,746	1,648,299	1,494,970

175	Infrastructure

FINANCIAL TRANSACTIONS VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITIONS

4	Property Management
4.2	Swan Hills Treatment Centre		2,467	2,754	2,754	2,754

LAND DEVELOPMENT LIABILITY RETIREMENT
6	Realty Services
6.3	Fort McMurray and Area Lands		7,967	18,289	12,289	18,710

ENVIRONMENTAL SITE LIABILITY RETIREMENT
4	Property Management
4.1	Property Operations		4	1,000	1,000	1,800
4.2	Swan Hills Treatment Centre		336	900	900	900
		Sub-total	340	1,900	1,900	2,700

LEGAL LIABILITY RETIREMENT
2	Capital Construction
2.3	School Facilities Infrastructure		-	-	2,722	15,526

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
4	Property Management
4.6	Debt Repayment		762	784	784	806

Total			11,536	23,727	20,449	40,496

Infrastructure	176

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2018-19 Estimate
1	Property Rentals	11,780

Rent from government agencies and other entities occupying space in provincial government owned and operated buildings, or using land owned by the government, is used to fund the cost of operating those buildings or managing that land. Elements 4.1 and 6.1

2	Swan Hills Treatment Centre	11,120
	Fees collected from private sector users of the Centre’s hazardous waste disposal services are used to fund the Centre’s operations. Element 4.2

Total		22,900

177	Infrastructure

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants
Constructive Obligation for Capital Construction	-	-	22,778	-
Amortization
Ministry Support Services	2,805	4,297	4,297	5,614
Property Management	102,693	123,703	118,703	121,386
Consumption of Inventory
Property Management	2,610	2,900	2,900	2,900
Realty Services	-	10,066	-	-
Valuation Adjustments and Other Provisions
Ministry Support Services	268	-	-	-
Capital Construction	299	-	-	-
Strategic Partnerships Office	(181)	-	-	-
Property Management	4,794	4,600	4,600	4,600
Asset Management	(6)	-	-	-
Realty Services	226	-	-	-
2013 Alberta Flooding	(6)	-	-	-
Climate Leadership Plan	30	-	-	-
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	1,891	-	-	-
Capital Construction	687	-	-	-
Property Management	149	-	-	-
Realty Services	632	-	-	-

Total	116,891	145,566	153,278	134,500

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Capital Construction	1,631	-	-	-
2013 Alberta Flooding	715	-	-	-
Capital Acquired from Related Parties
Ministry Support Services	-	1,300	1,300	2,600
Capital Construction	-	-	13,164	-
Property Management	-	80	398	9,605

Total	2,346	1,380	14,862	12,205

Infrastructure	178

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)				Consolidated
	Voted	Amounts	Consolidation	2018-19
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	20,617	5,614	-	26,231
Capital Construction	48,816	-	-	48,816
Property Management	260,067	128,886	(1,629)	387,324
Asset Management	7,754	-	-	7,754
Realty Services	205,558	-	(5,145)	200,413
2013 Alberta Flooding	5,090	-	-	5,090
Total	547,902	134,500	(6,774)	675,628

CAPITAL INVESTMENT
Ministry Support Services	4,058	2,600	(2,600)	4,058
Capital Construction	1,368,391	-	(1,272,861)	95,530
Property Management	101,327	9,605	(9,605)	101,327
Realty Services	8,300	-	-	8,300
2013 Alberta Flooding	1,808	-	(876)	932
Climate Leadership Plan	11,086	-	(11,086)	-
Total	1,494,970	12,205	(1,297,028)	210,147

INVENTORY ACQUISITIONS
Property Management	2,754	-	-	2,754

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	499,598	4,600	(6,774)	497,424
Disaster assistance - 2013 Alberta flood assistance	5,090	-	-	5,090
Capital grants	43,068	-	-	43,068
Amortization	-	127,000	-	127,000
Inventory consumption	-	2,900	-	2,900
Debt servicing costs - Capital Plan	146	-	-	146
Total	547,902	134,500	(6,774)	675,628

CAPITAL INVESTMENT
Capital investment	181,215	12,205	(12,205)	181,215
Capital investment - 2013 Alberta flood assistance	932	-	-	932
Capital investment - Climate Leadership Plan	28,000	-	-	28,000
Capital Payments to Related Parties	1,284,823	-	(1,284,823)	-
Total	1,494,970	12,205	(1,297,028)	210,147

INVENTORY ACQUISITIONS	2,754	-	-	2,754

179	Infrastructure

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Infrastructure
Operating expense
8.1 Green Infrastructure	156	698	698	-
Capital grants
8.1 Green Infrastructure	-	1,040	1,040	-
Capital Payments to Related Parties
8.1 Green Infrastructure	-	10,000	4,430	11,086
Ministry Total	156	11,738	6,168	11,086
Inter-Ministry Consolidation Adjustment	-	(10,000)	(4,430)	(11,086)
Consolidated Total	156	1,738	1,738	-

CAPITAL INVESTMENT
Department of Infrastructure
Capital investment
4.4 Accommodation Projects	-	-	-	28,000
8.1 Green Infrastructure	155	-	-	-
Consolidated Total	155	-	-	28,000

Infrastructure	180

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Internal Government Transfers	-	1,380	14,862	21,550
Transfers from Government of Canada	1,393	11,681	3,181	19,196
Premiums, Fees and Licences	1,862	1,660	1,660	1,954
Other Revenue	48,040	36,112	48,767	24,746
Ministry Total	51,295	50,833	68,470	67,446

EXPENSE

Ministry Support Services	26,830	24,530	24,361	26,231
Capital Construction	1,556,178	1,795,927	1,503,521	1,321,677
Strategic Partnerships Office	1,028	-	-	-
Property Management	355,540	384,317	380,589	388,953
Asset Management	7,221	7,754	7,754	7,754
Realty Services	212,354	222,812	212,746	205,558
2013 Alberta Flooding	2,601	28,190	5,118	5,966
Climate Leadership Plan	156	11,738	6,168	11,086
Ministry Total	2,161,908	2,475,268	2,140,257	1,967,225
Net Operating Result	(2,110,613)	(2,424,435)	(2,071,787)	(1,899,779)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	201	4,858	4,377	6,658
Capital Construction	76,588	132,487	84,817	95,530
Property Management	88,023	78,629	98,291	110,932
Realty Services	17,126	9,540	15,608	8,300
2013 Alberta Flooding	12,908	2,249	993	932
Climate Leadership Plan	155	-	-	-
Ministry Total	195,001	227,763	204,086	222,352

AMORTIZATION	(105,498)	(128,000)	(123,000)	(127,000)

DISPOSALS, REVALUATIONS, OR WRITE OFFS	5,986	-	-	-
Total Change	95,489	99,763	81,086	95,352

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Property Management	2,467	2,754	2,754	2,754
Ministry Total	2,467	2,754	2,754	2,754

CONSUMPTION	(2,610)	(12,966)	(2,900)	(2,900)
Total Change	(143)	(10,212)	(146)	(146)

181	Infrastructure

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfers to Department of Infrastructure from:
Alberta Health Services	(170)	(3,461)	(3,461)	(162)
Alberta Social Housing Corporation	-	-	(13,164)	-
Department of Agriculture and Forestry	-	-	(8)	(300)
Department of Environment and Parks	-	-	(310)	(8,600)
Department of Justice and Solicitor General	-	(80)	(80)	-
Department of Service Alberta	-	(1,300)	(1,300)	(2,600)
Department of Transportation	-	-	-	(705)
Historic Resources Fund	-	-	-	(9,345)
Post-secondary Institutions	(441)	(360)	(360)	(374)
School Boards	(47)	(40)	(40)	(145)
Shared service charges collected by Department	(1,669)	(3,180)	(3,180)	(3,180)
Net effect of deferred capital contributions from
Alberta Health Services	(745)	-	-	-
Accounting policy adjustments for Department of Infrastructure	(4,687)	-	3,078	-
Total	(7,759)	(8,421)	(18,825)	(25,411)

EXPENSE
Operating Expense
Transfers from Department of Infrastructure to:
Alberta Health Services	(4,449)	(4,500)	(4,500)	(1,675)
Post-secondary Institutions	(1,886)	(1,800)	(1,800)	(1,830)
School Boards	(89)	(350)	(350)	(89)
Shared services provided by Department	(1,669)	(3,180)	(3,180)	(3,180)
Capital Payments to Related Parties
Transfers from Department of Infrastructure to:
Alberta Health Services	(397,846)	(540,515)	(522,923)	(759,259)
Post-secondary Institutions	(446)	-	-	-
School Boards	(1,134,761)	(1,201,848)	(936,152)	(525,564)
Accounting policy adjustments for Department of Infrastructure	446	-	-	-
Total	(1,540,700)	(1,752,193)	(1,468,905)	(1,291,597)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Infrastructure from:
Alberta Social Housing Corporation	-	-	(13,164)	-
Department of Agriculture and Forestry	-	-	(8)	(300)
Department of Environment and Parks	-	-	(310)	(8,600)
Department of Justice and Solicitor General	-	(80)	(80)	-
Department of Service Alberta	-	(1,300)	(1,300)	(2,600)
Department of Transportation	-	-	-	(705)
Total	-	(1,380)	(14,862)	(12,205)

Infrastructure	182

Justice and Solicitor General

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	1,313,694	1,327,998	1,365,288	1,391,988

CAPITAL INVESTMENT	3,171	4,452	4,781	9,932

183

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		776	790	790	809
1.2	Deputy Minister’s Office		909	1,070	1,070	1,328
1.3	Corporate Services		38,126	41,066	41,066	42,588
1.4	Human Resources		7,921	7,906	7,906	7,853
		Sub-total	47,732	50,832	50,832	52,578
2	Resolution and Court Administration Services
2.1	Program Support		20,425	17,199	17,199	17,352
2.2	Resolution Services		19,210	19,837	19,837	16,456
2.3	Provincial Civil Claims		1,200	1,200	1,200	1,200
2.4	Provincial Court of Alberta		108,772	113,345	116,501	118,558
2.5	Alberta Court of Queen’s Bench		30,496	31,301	31,301	37,119
2.6	Alberta Court of Appeal		6,633	7,467	7,467	7,556
		Sub-total	186,736	190,349	193,505	198,241
3	Legal Services
3.1	Civil Law		50,981	50,682	50,682	54,848
3.2	Legislative Counsel		2,710	2,735	2,735	2,792
3.3	Law Reform		200	200	200	500
		Sub-total	53,891	53,617	53,617	58,140
4	Alberta Crown Prosecution Service
4.1	Program Support		6,000	5,509	5,509	5,664
4.2	Appeals, Education and Prosecution Policy		6,781	7,039	7,039	7,727
4.3	Criminal and Youth Prosecutions		72,534	78,071	78,071	78,508
4.4	Specialized Criminal and Regulatory Prosecutions		11,378	11,143	11,143	12,038
		Sub-total	96,693	101,762	101,762	103,937
5	Justice Services
5.1	Program Support		8,587	8,969	9,269	10,361
5.2	Family Support Order Services		18,310	21,614	21,614	21,033
5.3	Office of the Chief Medical Examiner		11,127	12,615	12,615	12,818
5.4	Property Rights Advocate Office		379	493	493	492
5.5	Public Guardian Services		13,088	12,554	12,554	13,252
5.6	Public Trustee		17,710	19,708	19,708	14,699
5.7	Fines Enforcement		1,608	2,012	2,012	2,133
5.8	Support for Legal Aid		78,320	81,400	89,300	89,300
		Sub-total	149,129	159,365	167,565	164,088

Justice and Solicitor General	184

EXPENSE VOTE BY PROGRAM … continued

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE … continued
6	Public Security
6.1	Program Support		9,229	8,517	10,507	10,650
6.2	Law Enforcement Review Board		564	780	780	788
6.3	Alberta Serious Incident Response Team		3,527	3,951	3,951	4,004
6.4	Law Enforcement Standards and Audits		2,456	2,898	2,898	3,490
6.5	Contract Policing and Policing Oversight		236,497	236,762	255,940	256,167
6.6	Indigenous Policing Services		10,829	11,015	11,015	11,025
6.7	Policing Assistance to Municipalities		85,981	85,787	86,597	87,687
6.8	Organized and Serious Crime		28,728	29,100	29,100	29,100
6.9	Sheriffs Branch		72,762	69,707	71,195	76,223
6.10	Fish and Wildlife Enforcement		21,220	21,481	21,481	23,804
6.11	Commercial Vehicle Enforcement		14,359	13,292	13,638	15,273
		Sub-total	486,152	483,290	507,102	518,211

7	Correctional Services
7.1	Program Support		6,629	6,192	6,192	6,608
7.2	Adult Remand and Correctional Centres		202,361	200,978	203,100	204,862
7.3	Young Offender Centres		22,194	22,134	22,134	23,129
7.4	Adult Community Correctional Services		41,872	39,988	39,988	42,132
7.5	Young Offender Community Correctional Services		11,328	10,617	10,617	10,647
		Sub-total	284,384	279,909	282,031	287,378

8	Alberta Human Rights
8.1	Alberta Human Rights Commission		7,242	7,139	7,139	7,680
8.2	Assistance to the Human Rights Education and Multiculturalism Fund		1,735	1,735	1,735	1,735
		Sub-total	8,977	8,874	8,874	9,415

Total			1,313,694	1,327,998	1,365,288	1,391,988

185	Justice and Solicitor General

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
1	Ministry Support Services
1.3	Corporate Services		534	2,149	2,478	2,149

2	Resolution and Court Administration Services
2.1	Program Support		944	1,000	1,000	1,000
2.2	Resolution Services		59	-	-	-
2.4	Provincial Court of Alberta		139	-	-	-
		Sub-total	1,142	1,000	1,000	1,000

4	Alberta Crown Prosecution Service
4.1	Program Support		-	-	-	2,100
4.3	Criminal and Youth Prosecutions		29	-	-	-
		Sub-total	29	-	-	2,100

5	Justice Services
5.2	Family Support Order Services		801	500	500	500
5.3	Office of the Chief Medical Examiner		138	120	120	120
5.6	Public Trustee		-	-	-	3,380
		Sub-total	939	620	620	4,000

6	Public Security
6.9	Sheriffs Branch		68	448	448	448
6.10	Fish and Wildlife Enforcement		85	85	85	85
		Sub-total	153	533	533	533

7	Correctional Services
7.2	Adult Remand and Correctional Centres		374	150	150	150

Total			3,171	4,452	4,781	9,932

Justice and Solicitor General	186

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY

(thousands of dollars)		2018-19 Estimate
1	Maintenance Enforcement	7,077
	Funding from deterrent penalties and service fees that promote payment of maintenance is used to improve and expand services available to clients. Element 5.2

2	Provincial Civil Claims	1,200
	Funding from fees levied to commence action in excess of $7,500 in Provincial Court is used to fund the ministry’s expense associated with those actions. Element 2.3

3	Edmonton Regional Airports Authority Policing Services Agreement	3,620

Revenue is received on a full cost recovery basis from the Edmonton Regional Airports Authority for policing services provided to the Edmonton International Airport under the Provincial Police Service Agreement. Element 6.5

Total		11,897

187	Justice and Solicitor General

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Motor Vehicle Accident Claims	22,598	23,605	23,605	23,573

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Ministry Support Services	1	-	-	-
Capital Grants
Justice Services	-	80	80	-
Amortization
Ministry Support Services	7,036	6,375	6,375	2,219
Resolution and Court Administration Services	1,818	4,928	4,928	1,552
Legal Services	16	24	24	24
Alberta Crown Prosecution Service	30	1	1	1
Justice Services	472	945	945	944
Public Security	956	1,588	1,588	1,588
Correctional Services	555	511	511	511
Alberta Human Rights	6	5	5	5
Motor Vehicle Accident Claims	-	31	31	31
Valuation Adjustments and Other Provisions
Ministry Support Services	(234)	39	39	39
Resolution and Court Administration Services	8,038	5,707	5,707	8,107
Legal Services	92	60	60	60
Alberta Crown Prosecution Service	543	143	143	143
Justice Services	32	111	111	111
Public Security	(144)	39	39	39
Correctional Services	204	117	117	117
Alberta Human Rights	6	-	-	-
Motor Vehicle Accident Claims	6,200	5	5	3,205
Write Down or Loss on Disposal of Capital Assets
Ministry Support Services	443	-	-	-
Public Security	75	-	-	-
Total	48,743	44,314	44,314	42,269

Justice and Solicitor General	188

AMOUNTS NOT REQUIRED TO BE VOTED ... continued
CAPITAL INVESTMENT
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Ministry Support Services	-	1,400	10,492	800

189	Justice and Solicitor General

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)		Department	Entities’		Consolidated
	Voted	Amounts	Amounts	Consolidation	2018-19
	Supply	Not Voted	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	52,578	2,258	-	-	54,836
Resolution and Court Administration Services	198,241	9,659	-	-	207,900
Legal Services	58,140	84	-	-	58,224
Alberta Crown Prosecution Service	103,937	144	-	-	104,081
Justice Services	164,088	1,055	-	-	165,143
Public Security	518,211	1,627	-	(525)	519,313
Correctional Services	287,378	628	-	-	288,006
Alberta Human Rights	9,415	5	1,893	(2,360)	8,953
Motor Vehicle Accident Claims	-	26,809	-	-	26,809
Victims of Crime Fund	-	-	40,045	-	40,045
Total	1,391,988	42,269	41,938	(2,885)	1,473,310

CAPITAL INVESTMENT
Ministry Support Services	2,149	800	-	(800)	2,149
Resolution and Court Administration Services	1,000	-	-	-	1,000
Alberta Crown Prosecution Service	2,100	-	-	-	2,100
Justice Services	4,000	-	-	-	4,000
Public Security	533	-	-	-	533
Correctional Services	150	-	-	-	150
Victims of Crime Fund	-	-	25	-	25
Total	9,932	800	25	(800)	9,957

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	1,391,988	35,394	41,869	(2,885)	1,466,366
Amortization	-	6,875	69	-	6,944
Total	1,391,988	42,269	41,938	(2,885)	1,473,310

CAPITAL INVESTMENT	9,932	800	25	(800)	9,957

Justice and Solicitor General	190

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Justice and Solicitor General	295,417	312,820	322,190	311,899
Regulated Fund
Human Rights Education and Multiculturalism Fund	1,815	1,920	1,920	1,920
Victims of Crime Fund	49,457	50,248	50,821	50,848
Intra-Ministry Consolidation Adjustment	(2,360)	(2,360)	(2,360)	(2,360)
Ministry Total	344,329	362,628	372,571	362,307
Inter-Ministry Consolidation Adjustment	(542)	(1,925)	(11,017)	(1,325)
Consolidated Total	343,787	360,703	361,554	360,982

EXPENSE
General Revenue Fund
Department of Justice and Solicitor General	1,362,437	1,372,312	1,409,602	1,434,257
Regulated Fund
Human Rights Education and Multiculturalism Fund	1,774	1,893	1,893	1,893
Victims of Crime Fund	40,260	35,659	36,232	40,045
Intra-Ministry Consolidation Adjustment	(2,360)	(2,360)	(2,360)	(2,360)
Ministry Total	1,402,111	1,407,504	1,445,367	1,473,835
Inter-Ministry Consolidation Adjustment	(1,905)	(605)	(605)	(525)
Consolidated Total	1,400,206	1,406,899	1,444,762	1,473,310
Net Operating Result	(1,056,419)	(1,046,196)	(1,083,208)	(1,112,328)

CAPITAL INVESTMENT
General Revenue Fund
Department of Justice and Solicitor General	3,171	5,852	15,273	10,732
Regulated Fund
Victims of Crime Fund	-	25	25	25
Ministry Total	3,171	5,877	15,298	10,757
Inter-Ministry Consolidation Adjustment	-	(1,400)	(10,492)	(800)
Consolidated Total	3,171	4,477	4,806	9,957

191	Justice and Solicitor General

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	-	1,400	10,492	800
Transfers from Government of Canada	34,876	36,286	36,859	37,382
Investment Income	968	995	995	1,043
Motor Vehicle Accident Claim Fees	22,448	23,700	23,700	24,000
Other Premiums, Fees and Licences	30,548	31,335	31,335	31,555
Fines and Penalties	213,040	225,007	225,007	224,900
Maintenance Enforcement	13,996	17,377	17,377	16,177
Other Revenue	28,453	26,528	26,806	26,450
Ministry Total	344,329	362,628	372,571	362,307

EXPENSE
Ministry Support Services	54,978	57,246	57,246	54,836
Resolution and Court Administration Services	196,592	200,984	204,140	207,900
Legal Services	53,999	53,701	53,701	58,224
Alberta Crown Prosecution Service	97,266	101,906	101,906	104,081
Justice Services	149,633	160,501	168,701	165,143
Public Security	487,039	484,917	508,729	519,838
Correctional Services	285,143	280,537	282,659	288,006
Alberta Human Rights	8,403	8,412	8,412	8,953
Motor Vehicle Accident Claims	28,798	23,641	23,641	26,809
Victims of Crime Fund	40,260	35,659	36,232	40,045
Ministry Total	1,402,111	1,407,504	1,445,367	1,473,835
Net Operating Result	(1,057,782)	(1,044,876)	(1,072,796)	(1,111,528)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	534	3,549	12,970	2,949
Resolution and Court Administration Services	1,142	1,000	1,000	1,000
Alberta Crown Prosecution Service	29	-	-	2,100
Justice Services	939	620	620	4,000
Public Security	153	533	533	533
Correctional Services	374	150	150	150
Victims of Crime Fund	-	25	25	25
Ministry Total	3,171	5,877	15,298	10,757

AMORTIZATION	(10,890)	(14,477)	(14,477)	(6,944)

DISPOSALS OR WRITE OFFS	(518)	(80)	(80)	-
Total Change	(8,237)	(8,680)	741	3,813

Justice and Solicitor General	192

DEPARTMENT OF JUSTICE AND SOLICITOR GENERAL
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	-	1,400	10,492	800
Transfers from Government of Canada	34,318	35,538	35,538	36,034
Investment Income	387	395	395	443
Motor Vehicle Accident Claim Fees	22,448	23,700	23,700	24,000
Other Premiums, Fees and Licences	30,506	31,260	31,260	31,480
Fines and Penalties	164,843	176,007	176,007	175,900
Maintenance Enforcement	13,996	17,377	17,377	16,177
Refunds of Expense	514	-	-	-
Other Revenue	28,405	27,143	27,421	27,065
Total	295,417	312,820	322,190	311,899

EXPENSE

Ministry Support Services	54,978	57,246	57,246	54,836
Resolution and Court Administration Services	196,592	200,984	204,140	207,900
Legal Services	53,999	53,701	53,701	58,224
Alberta Crown Prosecution Service	97,266	101,906	101,906	104,081
Justice Services	149,633	160,501	168,701	165,143
Public Security	487,039	484,917	508,729	519,838
Correctional Services	285,143	280,537	282,659	288,006
Alberta Human Rights	8,989	8,879	8,879	9,420
Motor Vehicle Accident Claims	28,798	23,641	23,641	26,809
Total	1,362,437	1,372,312	1,409,602	1,434,257
Net Operating Result	(1,067,020)	(1,059,492)	(1,087,412)	(1,122,358)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	534	3,549	12,970	2,949
Resolution and Court Administration Services	1,142	1,000	1,000	1,000
Alberta Crown Prosecution Service	29	-	-	2,100
Justice Services	939	620	620	4,000
Public Security	153	533	533	533
Correctional Services	374	150	150	150
Total	3,171	5,852	15,273	10,732

AMORTIZATION	(10,889)	(14,408)	(14,408)	(6,875)

DISPOSALS OR WRITE OFFS	(518)	(80)	(80)	-
Total Change	(8,236)	(8,636)	785	3,857

193	Justice and Solicitor General

HUMAN RIGHTS EDUCATION AND MULTICULTURALISM FUND
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Department	1,735	1,735	1,735	1,735
Investment Income	38	100	100	100
Premiums, Fees and Licences	42	75	75	75
Refunds of Expense	-	10	10	10
Total	1,815	1,920	1,920	1,920

EXPENSE

Support to Community Groups	1,276	1,296	1,296	1,296
Education Programs	498	597	597	597
Total	1,774	1,893	1,893	1,893
Net Operating Result	41	27	27	27

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(1)	-	-	-
Total Change	(1)	-	-	-

Justice and Solicitor General	194

VICTIMS OF CRIME FUND
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfers from Government of Canada	558	748	1,321	1,348
Investment Income	543	500	500	500
Fines and Penalties	48,197	49,000	49,000	49,000
Refunds of Expense	159	-	-	-
Total	49,457	50,248	50,821	50,848

EXPENSE

Financial Benefits	22,497	15,152	15,152	17,252
Assistance to Victims’ Organizations	16,920	19,485	20,058	21,885
Criminal Injuries Review Board	321	448	448	448
Program Support Services	522	574	574	460
Total	40,260	35,659	36,232	40,045
Net Operating Result	9,197	14,589	14,589	10,803

CHANGE IN CAPITAL ASSETS
INVESTMENT

Financial Benefits	-	25	25	25
AMORTIZATION	-	(69)	(69)	(69)
Total Change	-	(44)	(44)	(44)

195	Justice and Solicitor General

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS WITHIN THE MINISTRY
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Department of Justice and Solicitor General to
Human Rights Education and Multiculturalism Fund	(1,735)	(1,735)	(1,735)	(1,735)
Shared service charges collected by Department of Justice and	(625)	(625)	(625)	(625)
Solicitor General
Total	(2,360)	(2,360)	(2,360)	(2,360)

EXPENSE
Operating Expense
Transfers from Department of Justice and Solicitor General to
Human Rights Education and Multiculturalism Fund	(1,735)	(1,735)	(1,735)	(1,735)
Shared services provided by Department of Justice and	(625)	(625)	(625)	(625)
Solicitor General
Total	(2,360)	(2,360)	(2,360)	(2,360)

Justice and Solicitor General	196

SUMMARY OF RELATED PARTY ADJUSTMENTS ... continued
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Justice and Solicitor General	-	(1,400)	(10,492)	(800)
Transfers from Alberta Health Services to Department of Justice and Solicitor General	(234)	-	-	-
Shared service charges collected by Department of Justice and Solicitor General	(308)	(525)	(525)	(525)
Total	(542)	(1,925)	(11,017)	(1,325)

EXPENSE
Operating Expense
Transfers from Victims of Crime Fund to:
Alberta Health Services	(35)	-	-	-
Post-secondary Institutions	(1)	-	-	-
Transfers from Human Rights Education and Multiculturalism Fund to Post-secondary Institutions	(25)	-	-	-
Transfers from Department of Justice and Solicitor General to:
Alberta Health Services	(759)	-	-	-
Post-secondary Institutions	(776)	-	-	-
School Boards	(1)	-	-	-
Shared services provided by Department of Justice and Solicitor General	(308)	(525)	(525)	(525)
Capital Grants
Transfers from Department of Justice and Solicitor General to Department of Infrastructure	-	(80)	(80)	-
Total	(1,905)	(605)	(605)	(525)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers to Department of Justice and Solicitor General from Department of Service Alberta	-	(1,400)	(10,492)	(800)
Transfers from Department of Justice and Solicitor General to Department of Infrastructure	-	80	80	-
Total	-	(1,320)	(10,412)	(800)

197	Justice and Solicitor General

Labour

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	188,700	196,750	199,563	230,030

CAPITAL INVESTMENT	1,819	900	4,324	1,900

198

EXPENSE VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office	534	621	621	621
1.2	Deputy Minister’s Office	645	597	597	630
1.3	Human Resources	1,512	1,441	1,441	1,439
1.4	Corporate Services	5,737	5,013	5,034	4,965
	Sub-total	8,428	7,672	7,693	7,655
2	Workforce Strategies
2.1	Settlement and Integration	9,044	8,725	8,725	9,082
2.2	Workforce Development Partnerships	8,208	5,413	5,413	7,133
2.3	Policy and Labour Market Information	9,388	5,783	4,770	7,010
2.4	Labour Attraction and Retention	7,674	9,652	9,366	9,708
2.5	Labour Qualifications and Mobility	7,518	6,945	7,915	8,101
2.6	Labour Market Programs	19,650	28,629	24,935	22,837
2.7	Summer Temporary Employment Program	8,989	10,000	10,000	10,000
2.8	Skills and Training Support	33,751	31,561	37,905	42,300
	Sub-total	104,222	106,708	109,029	116,171

3	Safe, Fair and Healthy Workplaces
3.1	Labour Relations	1,593	1,879	1,879	1,759
3.2	Occupational Health and Safety	44,828	49,034	49,034	58,022
3.3	Employment Standards	14,053	14,013	13,572	17,241
	Sub-total	60,474	64,926	64,485	77,022
4	Labour Relations Board	3,749	3,586	3,586	4,487

5	Appeals Commission for Alberta Workers’ Compensation	11,501	13,503	13,455	13,470

6	Medical Panels Office for Alberta Workers’ Compensation	326	355	355	1,355

7	Fair Practices Office	-	-	-	3,470

8	Climate Leadership Plan	-	-	960	6,400

Total		188,700	196,750	199,563	230,030

199	Labour

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
2	Workforce Strategies
2.3	Policy and Labour Market Information	1,369	-	286	-
2.4	Labour Attraction and Retention	-	-	286	-
2.5	Labour Qualifications and Mobility	-	-	30	-
2.6	Labour Market Programs	-	-	694	-
	Sub-total	1,369	-	1,296	-

3	Safe, Fair and Healthy Workplaces
3.2	Occupational Health and Safety	445	900	2,800	1,900
3.3	Employment Standards	5	-	180	-
	Sub-total	450	900	2,980	1,900

5	Appeals Commission for Alberta Workers’ Compensation	-	-	48	-

Total		1,819	900	4,324	1,900

Labour	200

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2018-19
		Estimate
1	Occupational Health and Safety	58,022
	The department recovers funds from the Workers’ Compensation Board:
	- to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

-  which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

-  which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety Act , Regulation and Code, and responding to complaints. Element 3.2

2	International Educational Assessment Services	3,325

Fees are collected for the provision of international educational assessment services for immigrants seeking employment and/or education in Alberta. In addition, other jurisdictions contract with Alberta to provide these services to immigrants in their jurisdictions on a fee for service basis. Element 2.5

Total		61,347

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Occupational Health and Safety	1,900
	The department recovers funds from the Workers’ Compensation Board:
	- to promote a culture of health and safety and injury prevention in Alberta workplaces through policy and legislative development and technical support, along with the Work Safe Alberta initiative;

-  which are devoted to working with safety associations, industry groups, educational institutions and labour organizations to encourage employers and workers to build effective health and safety programs; and

-  which are devoted to providing employers and workers with useful information about how to work safely, conducting inspections of Alberta worksites to ensure compliance with the Occupational Health and Safety Act , Regulation and Code, and responding to complaints. Element 3.2

Total		1,900

201	Labour

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	6	-	-	-
Workforce Strategies	60	139	139	139
Safe, Fair and Healthy Workplaces	686	599	599	599
Appeals Commission for Alberta Workers’ Compensation	293	165	165	165
Valuation Adjustments and Other Provisions
Ministry Support Services	12	-	-	-
Workforce Strategies	(80)	-	-	-
Safe, Fair and Healthy Workplaces	130	-	-	-
Labour Relations Board	23	-	-	-
Appeals Commission for Alberta Workers’ Compensation	(38)	-	-	-
Total	1,092	903	903	903

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Labour Relations Board	-	700	1,117	2,330
Total	-	700	1,117	2,330

Labour	202

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)				Consolidated
	Voted	Amounts	Consolidation	2018-19
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	7,655	-	-	7,655
Workforce Strategies	116,171	139	(2,000)	114,310
Safe, Fair and Healthy Workplaces	77,022	599	-	77,621
Labour Relations Board	4,487	-	-	4,487
Appeals Commission for Alberta Workers’ Compensation	13,470	165	-	13,635
Medical Panels Office for Alberta Workers’ Compensation	1,355	-	-	1,355
Fair Practices Office	3,470	-	-	3,470
Climate Leadership Plan	6,400	-	-	6,400
Total	230,030	903	(2,000)	228,933

CAPITAL INVESTMENT
Safe, Fair and Healthy Workplaces	1,900	-	-	1,900
Labour Relations Board	-	2,330	(2,330)	-
Total	1,900	2,330	(2,330)	1,900
RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	223,630	-	(2,000)	221,630
Operating expense - Climate Leadership Plan	6,400	-	-	6,400
Amortization	-	903	-	903
Total	230,030	903	(2,000)	228,933

CAPITAL INVESTMENT	1,900	2,330	(2,330)	1,900

203	Labour

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Labour
Operating expense
8 Climate Leadership Plan	-	-	960	6,400

Labour	204

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	-	700	1,117	2,330
Labour Market Development	68,841	48,066	52,066	58,322
Other Revenue	57,909	63,792	63,792	77,781
Premiums, Fees and Licences	2,480	2,185	3,185	3,386
Transfers from Government of Canada	413	-	-	-
Ministry Total	129,643	114,743	120,160	141,819

EXPENSE

Ministry Support Services	8,446	7,672	7,693	7,655
Workforce Strategies	104,202	106,847	109,168	116,310
Safe, Fair and Healthy Workplaces	61,290	65,525	65,084	77,621
Labour Relations Board	3,772	3,586	3,586	4,487
Appeals Commission for Alberta Workers’ Compensation	11,756	13,668	13,620	13,635
Medical Panels Office for Alberta Workers’ Compensation	326	355	355	1,355
Fair Practices Office	-	-	-	3,470
Climate Leadership Plan	-	-	960	6,400
Ministry Total	189,792	197,653	200,466	230,933
Net Operating Result	(60,149)	(82,910)	(80,306)	(89,114)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Workforce Strategies	1,369	-	1,296	-
Safe, Fair and Healthy Workplaces	450	900	2,980	1,900
Labour Relations Board	-	700	1,117	2,330
Appeals Commission for Alberta Workers’ Compensation	-	-	48	-
Ministry Total	1,819	1,600	5,441	4,230
AMORTIZATION	(1,045)	(903)	(903)	(903)
Total Change	774	697	4,538	3,327

205	Labour

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Department of Service Alberta to Department of Labour	-	(700)	(1,117)	(2,330)
Transfers from Alberta Health Services to Department of Labour	(155)	-	-	-
Accounting policy adjustments for Department of Labour	155	-	-	-
Total	-	(700)	(1,117)	(2,330)

EXPENSE
Operating Expense
Transfers from Department of Labour to:
Alberta Health Services	(27)	-	-	-
Post-secondary Institutions	(3,983)	(2,000)	(2,000)	(2,000)
School Boards	(503)	-	-	-
Total	(4,513)	(2,000)	(2,000)	(2,000)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Labour	-	(700)	(1,117)	(2,330)

Labour	206

Municipal Affairs

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	2,413,632	1,680,104	2,484,324	1,116,499

CAPITAL INVESTMENT	360	7,420	5,109	5,911

FINANCIAL TRANSACTIONS	142,046	138,279	106,143	148,595

207

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		900	881	881	872
1.2	Deputy Minister’s Office		872	890	890	881
1.3	Support Services		8,202	8,969	9,612	8,889
		Sub-total	9,974	10,740	11,383	10,642
2	Municipal Services and Legislation
2.1	Program Support		1,476	1,734	1,734	1,699
2.2	Strategic Policy and Planning		4,832	5,438	5,438	5,208
2.3	Municipal Capacity and Sustainability		4,461	5,077	5,077	4,859
		Sub-total	10,769	12,249	12,249	11,766
3	Municipal Assessments and Grant Administration
3.1	Program Support		1,033	1,406	1,406	1,392
3.2	Assessment Services		7,031	16,607	11,904	19,968
3.3	Grants and Education Property Tax		5,528	5,773	5,773	5,713
		Sub-total	13,592	23,786	19,083	27,073
4	Municipal Sustainability Initiative
4.1	Municipal Sustainability Initiative Operating		28,288	30,000	30,000	30,000

5	Federal Grant Programs
5.1	Federal Gas Tax Fund		223	-	-	-
5.2	Building Canada - Communities Component		271	-	-	-
5.3	Small Communities Fund		188	-	-	-
		Sub-total	682	-	-	-
6	Grants in Place of Taxes		52,454	59,287	49,387	58,662

7	Alberta Community Partnership		19,629	18,500	18,500	18,500

8	Public Safety
8.1	Strategic and System Support		2,585	3,701	3,701	3,388
8.2	Community and Technical Support		5,964	5,194	5,194	5,422
8.3	Office of the Fire Commissioner		5,566	4,202	4,202	4,178
8.4	Residential Protection Programs		1,160	4,839	1,951	2,857
		Sub-total	15,275	17,936	15,048	15,845
9	Alberta Emergency Management Agency
9.1	Managing Director’s Office		941	720	720	774
9.2	Policy and Support		4,867	4,188	4,188	4,016
9.3	Operations		5,051	5,993	5,993	5,907
9.4	Recovery Operations		1,887	3,170	3,170	3,356
9.5	Disaster Recovery		806	200	18,870	215
9.6	Emergency Preparedness Grants		150	150	150	150
		Sub-total	13,702	14,421	33,091	14,418

Municipal Affairs	208

EXPENSE VOTE BY PROGRAM ... continued
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
10	Quasi-Judicial Boards		4,223	6,987	6,987	7,246
11	Library Services
11.1	Library Services Operations		1,593	1,675	1,675	1,786
11.2	Provincial Library Network		34,991	35,309	35,309	35,182
		Sub-total	36,584	36,984	36,984	36,968

12	2013 Alberta Flooding
12.1	Disaster Recovery Program - Flooding		698	-	-	-

13	2016 Wood Buffalo Wildfire
13.1	2016 Wood Buffalo Wildfire - Response		508,394	-	9	-
13.2	2016 Wood Buffalo Wildfire - Recovery		201,206	2,478	6,412	1,063
		Sub-total	709,600	2,478	6,421	1,063

CAPITAL GRANTS
3	Municipal Assessments and Grant Administration
3.3	Grants and Education Property Tax		-	-	709	-

4	Municipal Sustainability Initiative
4.2	Municipal Sustainability Initiative Capital		847,712	846,000	1,646,000	294,000
4.3	Basic Municipal Transportation Grant		340,708	335,000	331,300	344,000
		Sub-total	1,188,420	1,181,000	1,977,300	638,000

5	Federal Grant Programs
5.1	Federal Gas Tax Fund		218,576	222,036	223,482	229,516
5.3	Small Communities Fund		73,812	31,000	31,000	16,800
		Sub-total	292,388	253,036	254,482	246,316

11	Library Services
11.2	Provincial Library Network		-	12,700	12,700	-

12	2013 Alberta Flooding
12.1	Disaster Recovery Program - Flooding		17,354	-	-	-
Total			2,413,632	1,680,104	2,484,324	1,116,499

209	Municipal Affairs

CAPITAL INVESTMENT VOTE BY PROGRAM

(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS
3	Municipal Assessments and Grant Administration
3.2	Assessment Services	-	3,000	-	3,000

8	Public Safety
8.4	Residential Protection Programs	360	420	1,109	911

9	Alberta Emergency Management Agency
9.4	Recovery Operations	-	4,000	4,000	2,000
Total		360	7,420	5,109	5,911

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
2013 ALBERTA FLOODING LIABILITY RETIREMENT
12	2013 Alberta Flooding
12.1	Disaster Recovery Program - Flooding	142,046	138,279	106,143	148,595
Total		142,046	138,279	106,143	148,595

Municipal Affairs	210

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Alberta Emergency Management Agency	18,889	19,025	19,025	18,725

DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	-	138	138	284
Municipal Assessments and Grant Administration	349	1,447	1,447	1,707
Public Safety	956	800	800	1,400
Alberta Emergency Management Agency	55	110	110	110
Quasi-Judicial Boards	-	4	4	-
Valuation Adjustments and Other Provisions
Ministry Support Services	25	200	200	200
Municipal Services and Legislation	86	-	-	-
Municipal Assessments and Grant Administration	18	-	-	-
Public Safety	(36)	-	-	-
Alberta Emergency Management Agency	22	-	-	-
Quasi-Judicial Boards	114	-	-	-
Library Services	(46)	-	-	-
Total	20,432	21,724	21,724	22,426

211	Municipal Affairs

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	10,642	484	-	-	11,126
Municipal Services and Legislation	11,766	-	-	-	11,766
Municipal Assessments and Grant Administration	27,073	1,707	-	-	28,780
Municipal Sustainability Initiative	668,000	-	-	-	668,000
Federal Grant Programs	246,316	-	-	-	246,316
Grants in Place of Taxes	58,662	-	-	-	58,662
Alberta Community Partnership	18,500	-	-	-	18,500
Public Safety	15,845	1,400	-	-	17,245
Alberta Emergency Management Agency	14,418	18,835	-	-	33,253
Quasi-Judicial boards	7,246	-	-	-	7,246
Library Services	36,968	-	-	-	36,968
Safety Codes Council	-	-	10,821	-	10,821
2016 Wood Buffalo Wildfire	1,063	-	-	-	1,063
Total	1,116,499	22,426	10,821	-	1,149,746

CAPITAL INVESTMENT
Municipal Assessments and Grant Administration	3,000	-	-	-	3,000
Public Safety	911	-	-	-	911
Alberta Emergency Management Agency	2,000	-	-	-	2,000
Safety Codes Council	-	-	1,318	-	1,318
Total	5,911	-	1,318	-	7,229

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	231,120	18,925	10,229	-	260,274
Capital grants	884,316	-	-	-	884,316
Amortization	-	3,501	592	-	4,093
Disaster assistance - 2016 Wood Buffalo wildfire	1,063	-	-	-	1,063
Total	1,116,499	22,426	10,821	-	1,149,746

CAPITAL INVESTMENT
Capital investment	5,911	-	1,318	-	7,229

Municipal Affairs	212

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
General Revenue Fund
Department of Municipal Affairs	797,002	274,605	275,843	277,875
Provincial Corporation or Agency
Safety Codes Council	11,562	9,956	9,956	10,340
Intra-Ministry Consolidation Adjustment	(250)	-	-	-

Ministry Total	808,314	284,561	285,799	288,215
Consolidated Total	808,314	284,561	285,799	288,215

EXPENSE
General Revenue Fund
Department of Municipal Affairs	2,434,064	1,701,828	2,506,048	1,138,925
Provincial Corporation or Agency
Safety Codes Council	11,048	11,553	11,553	10,821
Intra-Ministry Consolidation Adjustment	(250)	-	-	-

Ministry Total	2,444,862	1,713,381	2,517,601	1,149,746
Inter-Ministry Consolidation Adjustment	(232)	-	-	-
Consolidated Total	2,444,630	1,713,381	2,517,601	1,149,746
Net Operating Result	(1,636,316)	(1,428,820)	(2,231,802)	(861,531)

CAPITAL INVESTMENT
General Revenue Fund
Department of Municipal Affairs	360	7,420	5,109	5,911
Provincial Corporation or Agency
Safety Codes Council	403	2,191	917	1,318
Ministry Total	763	9,611	6,026	7,229
Consolidated Total	763	9,611	6,026	7,229

213	Municipal Affairs

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Transfers from Government of Canada
Federal Gas Tax Fund	218,799	222,036	223,482	229,516
Disaster Assistance	469,017	-	-	-
Other	37,133	15,500	15,500	8,400
Premiums, Fees and Licences	33,022	35,425	32,490	32,829
Investment Income	565	120	120	150
Other Revenue	49,778	11,480	14,207	17,320
Ministry Total	808,314	284,561	285,799	288,215

EXPENSE
Ministry Support Services	9,999	11,078	11,721	11,126
Municipal Services and Legislation	10,855	12,249	12,249	11,766
Municipal Assessments and Grant Administration	13,959	25,233	21,239	28,780
Municipal Sustainability Initiative	1,216,708	1,211,000	2,007,300	668,000
Federal Grant Programs	293,070	253,036	254,482	246,316
Grants in Place of Taxes	52,454	59,287	49,387	58,662
Alberta Community Partnership	19,629	18,500	18,500	18,500
Public Safety	15,945	18,736	15,848	17,245
Alberta Emergency Management Agency	32,668	33,556	52,226	33,253
Quasi-Judicial boards	4,337	6,991	6,991	7,246
Library Services	36,538	49,684	49,684	36,968
Safety Codes Council	11,048	11,553	11,553	10,821
2013 Alberta Flooding	18,052	-	-	-
2016 Wood Buffalo Wildfire	709,600	2,478	6,421	1,063
Ministry Total	2,444,862	1,713,381	2,517,601	1,149,746
Net Operating Result	(1,636,548)	(1,428,820)	(2,231,802)	(861,531)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Municipal Assessments and Grant Administration	-	3,000	-	3,000
Public Safety	360	420	1,109	911
Alberta Emergency Management Agency	-	4,000	4,000	2,000
Safety Codes Council	403	2,191	917	1,318
Ministry Total	763	9,611	6,026	7,229

AMORTIZATION	(1,762)	(2,799)	(2,799)	(4,093)

DISPOSALS OR WRITE OFFS	-	(5)	(5)	(5)
Total Change	(999)	6,807	3,222	3,131

Municipal Affairs	214

DEPARTMENT OF MUNICIPAL AFFAIRS STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfers from Government of Canada
Federal Gas Tax Fund	218,799	222,036	223,482	229,516
Disaster Assistance	469,017	-	-	-
Other	37,133	15,500	15,500	8,400
Premiums, Fees and Licences	22,367	26,089	23,154	23,139
Refunds of Expense	44,565	-	5,000	-
Other Revenue	5,121	10,980	8,707	16,820
Total	797,002	274,605	275,843	277,875
EXPENSE

Ministry Support Services	9,999	11,078	11,721	11,126
Municipal Services and Legislation	10,855	12,249	12,249	11,766
Municipal Assessments and Grant Administration	13,959	25,233	21,239	28,780
Municipal Sustainability Initiative	1,216,708	1,211,000	2,007,300	668,000
Federal Grant Programs	293,070	253,036	254,482	246,316
Grants in Place of Taxes	52,454	59,287	49,387	58,662
Alberta Community Partnership	19,629	18,500	18,500	18,500
Public Safety	16,195	18,736	15,848	17,245
Alberta Emergency Management Agency	32,668	33,556	52,226	33,253
Quasi-Judicial Boards	4,337	6,991	6,991	7,246
Library Services	36,538	49,684	49,684	36,968
2013 Alberta Flooding	18,052	-	-	-
2016 Wood Buffalo Wildfire	709,600	2,478	6,421	1,063
Total	2,434,064	1,701,828	2,506,048	1,138,925
Net Operating Result	(1,637,062)	(1,427,223)	(2,230,205)	(861,050)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Municipal Assessments and Grant Administration	-	3,000	-	3,000
Public Safety	360	420	1,109	911
Alberta Emergency Management Agency	-	4,000	4,000	2,000
Total	360	7,420	5,109	5,911
AMORTIZATION	(1,360)	(2,499)	(2,499)	(3,501)
Total Change	(1,000)	4,921	2,610	2,410

215	Municipal Affairs

SAFETY CODES COUNCIL STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Department	250	-	-	-
Investment Income	565	120	120	150
Premiums, Fees and Licences	10,655	9,336	9,336	9,690
Other Revenue	92	500	500	500
Total	11,562	9,956	9,956	10,340
EXPENSE

Annual Conference	287	347	347	331
Appeals	28	206	206	124
General Operating	10,061	10,335	10,335	9,802
Meetings	96	236	236	210
Training Programs	576	429	429	354
Total	11,048	11,553	11,553	10,821
Net Operating Result	514	(1,597)	(1,597)	(481)

CHANGE IN CAPITAL ASSETS
INVESTMENT

General Operating	403	2,191	917	1,318

AMORTIZATION	(402)	(300)	(300)	(592)
DISPOSALS OR WRITE OFFS	-	(5)	(5)	(5)
Total Change	1	1,886	612	721

Municipal Affairs	216

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS WITHIN THE MINISTRY
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Department of Municipal Affairs to:
Safety Codes Council	(250)	-	-	-
Total	(250)	-	-	-

EXPENSE
Operating Expense
Transfers from Department of Municipal Affairs to:
Safety Codes Council	(250)	-	-	-
Total	(250)	-	-	-

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
EXPENSE
Operating Expense
Transfers from Department of Municipal Affairs to:
Alberta Health Services	(1)	-	-	-
Post-secondary Institutions	(231)	-	-	-
Total	(232)	-	-	-

217	Municipal Affairs

Seniors and Housing

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	535,009	531,349	531,229	554,698

CAPITAL INVESTMENT	187,030	166,580	166,980	182,947

FINANCIAL TRANSACTIONS	13,418	17,500	17,500	19,700

218

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17	2017-18	2017-18	2018-19
			Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		654	663	663	663
1.2	Deputy Minister’s Office		732	725	725	725
1.3	Strategic Corporate Services		6,771	6,786	6,786	6,578
		Sub-total	8,157	8,174	8,174	7,966

2	Seniors Services
2.1	Program Planning and Delivery		5,679	7,143	6,743	6,711
2.2	Special Needs Assistance Grants		24,739	23,090	23,090	23,090
2.3	Seniors Home Adaptation and Repair		350	2,000	2,000	2,000
2.4	Seniors Community Grants		1,701	1,801	1,801	1,801
2.5	Seniors Advocate		421	981	981	981
		Sub-total	32,890	35,015	34,615	34,583

3	Alberta Seniors Benefit
3.1	Program Delivery		8,771	8,215	8,215	8,183
3.2	Alberta Seniors Benefit Grants		270,922	270,918	270,918	274,418
3.3	Supplementary Accommodations Benefit		77,172	85,500	85,500	91,400
		Sub-total	356,865	364,633	364,633	374,001

4	Housing
4.1	Program Planning and Delivery		10,836	12,179	11,979	11,979
4.2	Assistance to Alberta Social Housing Corporation		126,261	111,348	111,348	126,169
		Sub-total	137,097	123,527	123,327	138,148

CAPITAL GRANTS
4	Housing
4.1	Program Planning and Delivery		-	-	480	-
Total			535,009	531,349	531,229	554,698

CAPITAL INVESTMENT VOTE BY PROGRAM
CAPITAL PAYMENTS TO RELATED PARTIES
4	Housing
4.2	Assistance to Alberta Social Housing Corporation		187,030	166,580	166,980	182,947
Total			187,030	166,580	166,980	182,947

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
LOANS AND ADVANCES
2	Seniors Services
2.3	Seniors Home Adaptation and Repair		7,109	10,200	10,200	11,500
2.6	Property Tax Deferral		6,309	7,300	7,300	8,200
		Sub-total	13,418	17,500	17,500	19,700
Total			13,418	17,500	17,500	19,700

219	Seniors and Housing

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	3	133	133	133
Housing	1	94	94	94
Valuation Adjustments and Other Provisions
Ministry Support Services	26	38	38	38
Seniors Services	13	-	-	-
Alberta Seniors Benefit	(105)	100	100	100
Housing	(84)	-	-	-
Total	(146)	365	365	365

Seniors and Housing	220

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	7,966	171	-	-	8,137
Seniors Services	34,583	-	-	-	34,583
Alberta Seniors Benefit	374,001	100	-	-	374,101
Housing	138,148	94	-	(126,169)	12,073
Alberta Social Housing Corporation	-	-	261,302	-	261,302
Total	554,698	365	261,302	(126,169)	690,196

CAPITAL INVESTMENT
Housing	182,947	-	-	(182,947)	-
Alberta Social Housing Corporation	-	-	235,140	-	235,140
Total	182,947	-	235,140	(182,947)	235,140

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	554,498	138	185,055	(126,169)	613,522
Operating expense - Climate Leadership Plan	200	-	-	-	200
Capital grants	-	-	29,967	-	29,967
Capital grants - Climate Leadership Plan	-	-	2,200	-	2,200
Amortization	-	227	38,968	-	39,195
Debt servicing costs - general	-	-	5,112	-	5,112
Total	554,698	365	261,302	(126,169)	690,196

CAPITAL INVESTMENT
Capital investment	-	-	229,440	-	229,440
Capital investment - Climate Leadership Plan	-	-	5,700	-	5,700
Capital Payments to Related Parties	182,947	-	-	(182,947)	-
Total	182,947	-	235,140	(182,947)	235,140

221	Seniors and Housing

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
EXPENSE
Department of Seniors and Housing
Operating expense
4.1 Program Planning and Delivery	-	-	200	200
Capital Payments to Related Parties
4.2 Assistance to Alberta Social Housing Corporation	-	-	400	7,900
Alberta Social Housing Corporation
Operating expense
Family Community Housing	300	-	-	-
Seniors Community Housing	200	-	-	-
Capital grants
Family Community Housing	-	-	-	1,100
Seniors Community Housing	-	-	-	1,100
Intra-Ministry Consolidation Adjustment	-	-	(400)	(7,900)
Consolidated Total	500	-	200	2,400

CAPITAL INVESTMENT
Alberta Social Housing Corporation
Capital investment
Family Community Housing	-	-	200	2,850
Seniors Community Housing	-	-	200	2,850
Consolidated Total	-	-	400	5,700

Seniors and Housing	222

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
General Revenue Fund
Department of Seniors and Housing	10,338	9,127	9,127	2,219
Provincial Corporation or Agency
Alberta Social Housing Corporation	322,969	238,551	241,251	250,233
Intra-Ministry Consolidation Adjustment	(126,261)	(111,348)	(111,348)	(126,169)
Consolidated Total	207,046	136,330	139,030	126,283

EXPENSE
General Revenue Fund
Department of Seniors and Housing	721,893	698,294	698,574	738,010
Provincial Corporation or Agency
Alberta Social Housing Corporation	326,851	266,942	312,526	261,302
Intra-Ministry Consolidation Adjustment	(313,291)	(277,928)	(278,328)	(309,116)
Ministry Total	735,453	687,308	732,772	690,196
Inter-Ministry Consolidation Adjustment	(6,981)	-	(13,584)	-
Consolidated Total	728,472	687,308	719,188	690,196
Net Operating Result	(521,426)	(550,978)	(580,158)	(563,913)

CAPITAL INVESTMENT
Provincial Corporation or Agency
Alberta Social Housing Corporation	141,059	257,973	172,673	235,140
Consolidated Total	141,059	257,973	172,673	235,140

223	Seniors and Housing

MINISTRY FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Other Transfers from Government of Canada	133,777	114,703	115,203	112,164
Investment Income	2,665	2,894	2,894	3,492
Other Revenue	70,604	18,733	20,933	10,627
Ministry Total	207,046	136,330	139,030	126,283

EXPENSE

Ministry Support Services	8,186	8,345	8,345	8,137
Seniors Services	32,903	35,015	34,615	34,583
Alberta Seniors Benefit	356,820	364,733	364,733	374,101
Housing	10,753	12,273	12,553	12,073
Alberta Social Housing Corporation	326,791	266,942	312,526	261,302
Ministry Total	735,453	687,308	732,772	690,196
Net Operating Result	(528,407)	(550,978)	(593,742)	(563,913)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Alberta Social Housing Corporation	141,059	257,973	172,673	235,140

DONATIONS	88,273	-	-	-

AMORTIZATION	(36,716)	(41,291)	(41,291)	(39,195)

DISPOSALS OR WRITE OFFS	(1,149)	(300)	(15,184)	(300)
Total Change	191,467	216,382	116,198	195,645

Seniors and Housing	224

DEPARTMENT OF SENIORS AND HOUSING

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Investment Income	501	1,494	1,494	1,692
Refunds of Expense	9,837	7,633	7,633	527
Total	10,338	9,127	9,127	2,219

EXPENSE

Ministry Support Services	8,186	8,345	8,345	8,137
Seniors Services	32,903	35,015	34,615	34,583
Alberta Seniors Benefit	356,760	364,733	364,733	374,101
Housing	324,044	290,201	290,881	321,189
Total	721,893	698,294	698,574	738,010
Net Operating Result	(711,555)	(689,167)	(689,447)	(735,791)

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(4)	(227)	(227)	(227)
Total Change	(4)	(227)	(227)	(227)

225	Seniors and Housing

ALBERTA SOCIAL HOUSING CORPORATION

STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Refunds of Expense	14,255	-	-	-
Transfer from Department	313,351	277,928	278,328	309,116
Deferral of capital contributions from Department	(187,030)	(166,580)	(166,980)	(182,947)
Recoveries from Canada Mortgage and Housing Corporation	133,777	114,703	115,203	112,164
Investment Income	2,164	1,400	1,400	1,800
Other Revenue	46,452	11,100	13,300	10,100
Total	322,969	238,551	241,251	250,233

EXPENSE

Family Community Housing	82,218	78,749	95,199	86,939
Seniors Community Housing	147,722	99,520	120,034	84,511
Special Needs Housing	20,202	15,202	21,702	15,702
Rental Assistance	66,579	66,600	66,600	67,600
Emergency Housing	4,024	1,438	3,558	1,438
Interest on Debt for Social Housing	6,106	5,433	5,433	5,112
Total	326,851	266,942	312,526	261,302
Net Operating Result	(3,882)	(28,391)	(71,275)	(11,069)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Family Community Housing	14,220	44,848	53,671	80,735
Seniors Community Housing	125,861	213,125	119,002	154,405
Emergency Housing	978	-	-	-
Total	141,059	257,973	172,673	235,140

DONATIONS	88,273	-	-	-

AMORTIZATION	(36,712)	(41,064)	(41,064)	(38,968)

DISPOSALS OR WRITE OFFS	(1,149)	(300)	(15,184)	(300)
Total Change	191,471	216,609	116,425	195,872

Seniors and Housing	226

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
Transfers from Department of Seniors and Housing to Alberta Social Housing Corporation	(126,201)	(111,348)	(111,348)	(126,169)
Capital contributions from the Department to Alberta Social Housing Corporation	(187,030)	(166,580)	(166,980)	(182,947)
Deferral of capital contributions by Alberta Social Housing Corporation	187,030	166,580	166,980	182,947
Accounting policy adjustments for Alberta Social Housing Corporation	(60)	-	-	-
Total	(126,261)	(111,348)	(111,348)	(126,169)

EXPENSE
Operating Expense
Transfers from Department of Seniors and Housing to Alberta Social Housing Corporation	(126,201)	(111,348)	(111,348)	(126,169)
Accounting policy adjustments for Alberta Social Housing Corporation	(60)	-	-	-
Capital Payments to Related Parties
Transfers from Department of Seniors and Housing to Alberta Social Housing Corporation	(187,030)	(166,580)	(166,980)	(182,947)
Total	(313,291)	(277,928)	(278,328)	(309,116)

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
EXPENSE
Operating Expense
Transfers from Department of Seniors and Housing to:
Alberta Health Services	(12)	-	-	-
Post-secondary Institutions	(138)	-	-	-
Capital Grants
Transfers from Alberta Social Housing Corporation to:
Department of Agriculture and Forestry	-	-	(290)	-
Department of Environment and Parks	-	-	(130)	-
Department of Infrastructure	-	-	(13,164)	-
Capital Payments to Related Parties
Transfers from Alberta Social Housing Corporation to Alberta Health Services	(6,831)	-	-	-
Total	(6,981)	-	(13,584)	-

CAPITAL ASSETS
Transfers from Alberta Social Housing Corporation to:
Department of Agriculture and Forestry	-	-	290	-
Department of Environment and Parks	-	-	130	-
Department of Infrastructure	-	-	13,164	-
Total	-	-	13,584	-

227	Seniors and Housing

Service Alberta

AMOUNTS TO BE VOTED

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate

EXPENSE	424,542	416,588	441,649	468,697

CAPITAL INVESTMENT	96,355	137,983	117,826	101,132

FINANCIAL TRANSACTIONS	12,247	10,150	13,250	10,150

228

EXPENSE VOTE BY PROGRAM

(thousands of dollars)			Comparable
			2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		647	785	785	785
1.2	Deputy Minister’s Office		757	805	805	805
1.3	Corporate Services		10,147	9,910	9,910	11,035
		Sub-total	11,551	11,500	11,500	12,625

2	Land Titles		11,105	11,470	11,470	11,605

3	Motor Vehicles		15,881	16,735	16,385	16,716

4	Other Registry Services		8,758	9,680	9,380	9,795

5	Registry Information Systems		18,480	19,415	19,415	19,855

6	Consumer Awareness and Advocacy		21,527	21,295	21,295	21,540

7	Utilities Consumer Advocate		6,397	9,025	9,025	9,004

8	Business Services
8.1	Procurement and Administration Services		37,981	34,940	34,940	35,017
8.2	Financial and Employee Services		17,377	19,505	19,505	19,795
8.3	Business Services Systems		22,292	22,265	29,465	70,188
		Sub-total	77,650	76,710	83,910	125,000

9	Technology Services
9.1	Technology Operations and Infrastructure		119,909	112,696	126,597	112,707
9.2	Enterprise Services		12,538	13,995	13,995	14,226
9.3	Network Services		32,187	31,220	31,220	31,849
9.4	One Information Management and Technology		64,109	60,810	61,215	61,740
		Sub-total	228,743	218,721	233,027	220,522

10	Alberta First Responders Radio Communications System		21,118	17,037	21,242	17,035

CAPITAL GRANTS
9	Technology Services
9.2	Enterprise Services		3,332	5,000	5,000	5,000
Total			424,542	416,588	441,649	468,697

229	Service Alberta

CAPITAL INVESTMENT VOTE BY PROGRAM
(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
DEPARTMENT CAPITAL ACQUISITIONS		65	-	-	-
2	Land Titles

4	Other Registry Services	41	-	-	-

5	Registry Information Systems	7,029	15,430	12,930	12,000

6	Consumer Awareness and Advocacy	38	-	-	-

8	Business Services
8.1	Procurement and Administration Services	13,581	20,000	20,000	12,765
8.3	Business Services Systems	1,062	-	-	-
	Sub-total	14,643	20,000	20,000	12,765

9	Technology Services
9.1	Technology Operations and Infrastructure	9,087	12,557	14,046	11,257
9.2	Enterprise Services	40,311	71,880	54,869	45,512
9.3	Network Services	81	-	-	-
9.4	One Information Management and Technology	4,202	4,692	4,692	13,000
	Sub-total	53,681	89,129	73,607	69,769

10	Alberta First Responders Radio Communications System	20,858	13,424	11,289	6,598
Total		96,355	137,983	117,826	101,132

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
INVENTORY ACQUISITIONS
8	Business Services
8.1	Procurement and Administration Services	12,247	10,150	13,250	10,150
Total		12,247	10,150	13,250	10,150

Service Alberta	230

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2018-19
		Estimate
1	Other Registry Services	50
	Fee charged for special reports generated from the registry information system is used to fund the production of these reports. Program 4

2	Specialty License Plates	100
	Fee collected for specialty license plates that allows Albertans to show their support for charitable organizations and is used to fund the production of the plates. Program 3

3	Residential Tenancy Dispute Resolution Service	620
	Fee collected from landlords and tenants to resolve disputes, outside of the provincial court, is used to fund the cost of this service. Program 6

4	Utilities Consumer Advocate	9,004

Funding from the electrical system’s Balancing Pool (80%) and from three provincial natural gas distributors (20%) is used to fund the operations of the Utilities Consumer Advocate which represents the interests of residential, farm and small business consumers of electricity and natural gas. Funding is based on the actual amount expended during the year. Program 7

5	Services to Ministries	50,935

Funding received from other ministries is used to provide services to other government departments (e.g. administrative services, technology services, contact centres, and fleet administration). Programs 6, 8 and 9 .

Total		60,709

FINANCIAL TRANSACTIONS AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Services to Ministries	8,500
	Funding received from other ministries is used to provide cross-government mail services. Program 8
Total		8,500

231	Service Alberta

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Land Titles	-	20	20	20
Other Registry Services	-	5	5	5

DEPARTMENT NON-CASH AMOUNTS
Capital Grants
Technology Services	-	35,055	44,892	22,774
Amortization
Land Titles	35	-	-	-
Motor Vehicles	98	-	-	-
Other Registry Services	23	-	-	-
Registry Information Systems	2,064	4,700	4,700	4,700
Consumer Awareness and Advocacy	115	1,320	1,320	1,320
Business Services	12,212	16,780	16,780	16,780
Technology Services	36,505	34,823	34,186	34,706
Alberta First Responders Radio Communications System	26,376	42,893	42,893	43,522
Consumption of Inventory
Ministry Support Services	11	15	15	15
Land Titles	186	150	150	150
Motor Vehicles	827	510	1,210	510
Other Registry Services	1,011	885	1,185	885
Consumer Awareness and Advocacy	35	20	20	20
Business Services	10,058	8,570	10,670	8,570
Technology Services	1	-	-	-
Valuation Adjustments and Other Provisions	2,663	1,037	1,037	1,037
Write Down or Loss on Disposal of Capital Assets
Business Services	152	-	-	-
Total	92,372	146,783	159,083	135,014

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Business Services	308	-	-	-
Total	308	-	-	-

Service Alberta	232

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	12,625	52	-	12,677
Land Titles	11,605	170	-	11,775
Motor Vehicles	16,716	510	-	17,226
Other Registry Services	9,795	890	-	10,685
Registry Information Systems	19,855	4,700	-	24,555
Consumer Awareness and Advocacy	21,540	1,435	-	22,975
Utilities Consumer Advocate	9,004	30	-	9,034
Business Services	125,000	25,785	(28,340)	122,445
Technology Services	225,522	57,920	(63,934)	219,508
Alberta First Responders Radio Communications System	17,035	43,522	-	60,557
Total	468,697	135,014	(92,274)	511,437

CAPITAL INVESTMENT
Registry Information Systems	12,000	-	-	12,000
Business Services	12,765	-	-	12,765
Technology Services	69,769	-	-	69,769
Alberta First Responders Radio Communications System	6,598	-	-	6,598
Total	101,132	-	-	101,132

INVENTORY ACQUISITIONS
Business Services	10,150	-	-	10,150

RECONCILIATION BY TYPE OF SPENDING
EXPENSE

Operating expense	463,697	1,062	(69,500)	395,259
Capital grants	5,000	22,774	(22,774)	5,000
Amortization	-	101,028	-	101,028
Inventory consumption	-	10,150	-	10,150
Total	468,697	135,014	(92,274)	511,437

CAPITAL INVESTMENT
Capital investment	101,132	-	-	101,132

INVENTORY ACQUISITIONS
Inventory Acquisition	10,150	-	-	10,150

233	Service Alberta

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Motor Vehicles	502,033	504,550	507,481	512,580
Land Titles	72,913	73,386	73,386	73,565
Other Premiums, Fees and Licences	48,413	47,511	49,585	50,427
Utilities Consumer Advocate	6,447	9,055	9,055	9,034
Other Revenue	94,391	79,827	94,827	80,627
Ministry Total	724,197	714,329	734,334	726,233
EXPENSE

Ministry Support Services	11,622	11,552	11,552	12,677
Land Titles	13,578	11,640	11,640	11,775
Motor Vehicles	16,774	17,245	17,595	17,226
Other Registry Services	9,726	10,570	10,570	10,685
Registry Information Systems	20,388	24,115	24,115	24,555
Consumer Awareness and Advocacy	21,610	22,730	22,730	22,975
Utilities Consumer Advocate	6,447	9,055	9,055	9,034
Business Services	100,052	102,495	111,795	150,785
Technology Services	269,173	294,039	317,545	283,442
Alberta First Responders Radio Communications System	47,544	59,930	64,135	60,557
Ministry Total	516,914	563,371	600,732	603,711
Net Operating Result	207,283	150,958	133,602	122,522

CHANGE IN CAPITAL ASSETS
INVESTMENT

Land Titles	65	-	-	-
Other Registry Services	41	-	-	-
Registry Information Systems	7,029	15,430	12,930	12,000
Consumer Awareness and Advocacy	38	-	-	-
Business Services	14,951	20,000	20,000	12,765
Technology Services	53,681	89,129	73,607	69,769
Alberta First Responders Radio Communications System	20,858	13,424	11,289	6,598
Ministry Total	96,663	137,983	117,826	101,132
AMORTIZATION	(77,428)	(100,516)	(99,879)	(101,028)

DISPOSALS OR WRITE OFFS	(152)	(35,055)	(44,892)	(22,774)
Total Change	19,083	2,412	(26,945)	(22,670)

CHANGE IN INVENTORY ASSETS
INVENTORY ACQUISITIONS

Business Services	12,247	10,150	13,250	10,150

CONSUMPTION	(12,129)	(10,150)	(13,250)	(10,150)
Total Change	118	-	-	-

Service Alberta	234

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Shared service charges collected by Department of Service Alberta	(82,258)	(69,500)	(84,500)	(69,500)
Total	(82,258)	(69,500)	(84,500)	(69,500)

EXPENSE
Operating Expense
Shared services provided by Department of Service Alberta	(82,252)	(69,500)	(84,500)	(69,500)
Capital Grants
Transfers from Department of Service Alberta to:
Department of Agriculture and Forestry	-	(370)	(1,352)	-
Department of Children’s Services	-	(8,342)	(7,250)	(6,591)
Department of Community and Social Services	-	(6,163)	(6,288)	-
Department of Economic Development and Trade	-	(2,000)	(1,704)	(2,000)
Department of Education	-	(6,410)	(6,220)	(5,018)
Department of Energy	-	-	(626)	-
Department of Environment and Parks	-	(3,000)	(3,675)	(2,300)
Department of Infrastructure	-	(1,300)	(1,300)	(2,600)
Department of Justice and Solicitor General	-	(1,400)	(10,492)	(800)
Department of Labour	-	(700)	(1,117)	(2,330)
Department of Transportation	-	(1,400)	(1,020)	(500)
Department of Treasury Board and Finance	-	(3,970)	(3,848)	(635)
Total	(82,252)	(104,555)	(129,392)	(92,274)

CAPITAL ASSETS
Transfers from Department of Service Alberta to:
Department of Agriculture and Forestry	-	370	1,352	-
Department of Children’s Services	-	8,342	7,250	6,591
Department of Community and Social Services	-	6,163	6,288	-
Department of Economic Development and Trade	-	2,000	1,704	2,000
Department of Education	-	6,410	6,220	5,018
Department of Energy	-	-	626	-
Department of Environment and Parks	-	3,000	3,675	2,300
Department of Infrastructure	-	1,300	1,300	2,600
Department of Justice and Solicitor General	-	1,400	10,492	800
Department of Labour	-	700	1,117	2,330
Department of Transportation	-	1,400	1,020	500
Department of Treasury Board and Finance	-	3,970	3,848	635
Total	-	35,055	44,892	22,774

235	Service Alberta

Status of Women

AMOUNTS TO BE VOTED
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	6,318	6,624	7,250	6,830

CAPITAL INVESTMENT	13	50	-	50

236

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office		140	140	140	140
1.2 Deputy Minister’s Office		722	778	778	778
1.3 Corporate Services		833	1,237	1,188	1,312
	Sub-total	1,695	2,155	2,106	2,230

2 Gender Equality and Advancement		2,830	2,180	2,180	2,300

3 Gender Policy, Strategy and Innovation		1,793	2,289	2,964	2,300
Total		6,318	6,624	7,250	6,830

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Corporate Services		13	50	-	50

237	Status of Women

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Amortization
Ministry Support Services	2	20	3	30
Valuation Adjustments and Other Provisions
Vacation Liability	296	10	10	10
Total	298	30	13	40

Status of Women	238

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)				Consolidated
	Voted	Amounts	Consolidation	2018-19
	Supply	Not Voted	Adjustments	Estimate
EXPENSE
Ministry Support Services	2,230	40	-	2,270
Gender Equality and Advancement	2,300	-	-	2,300
Gender Policy, Strategy and Innovation	2,300	-	-	2,300
Total	6,830	40	-	6,870

CAPITAL INVESTMENT
Ministry Support Services	50	-	-	50

RECONCILIATION BY TYPE OF SPENDING
EXPENSE
Operating expense	6,830	10	-	6,840
Amortization	-	30	-	30
Total	6,830	40	-	6,870

CAPITAL INVESTMENT	50	-	-	50

239	Status of Women

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfers from Government of Canada	7	-	-	-
Other Revenue	-	-	25	-
Ministry Total	7	-	25	-

EXPENSE

Ministry Support Services	1,993	2,185	2,119	2,270
Gender Equality and Advancement	2,830	2,180	2,180	2,300
Gender Policy, Strategy and Innovation	1,793	2,289	2,964	2,300
Ministry Total	6,616	6,654	7,263	6,870
Net Operating Result	(6,609)	(6,654)	(7,238)	(6,870)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	13	50	-	50

AMORTIZATION	(2)	(20)	(3)	(30)
Total Change	11	30	(3)	20

Status of Women	240

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Operating Expense
Transfers from Department of Status of Women to Post-secondary Institutions	(10)	-	-	-

241	Status of Women

Transportation

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate

EXPENSE	826,685	1,769,932	1,749,082	1,210,896

CAPITAL INVESTMENT	933,442	1,276,319	1,113,678	1,099,105

FINANCIAL TRANSACTIONS	77,723	95,831	95,831	97,957

242

EXPENSE VOTE BY PROGRAM

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
OPERATING EXPENSE
1 Ministry Support Services
1.1 Minister’s Office	634	755	755	755
1.2 Deputy Minister’s Office	994	805	805	805
1.3 Strategic Services	29,363	29,222	29,077	29,464
Sub-total	30,991	30,782	30,637	31,024

2 Program Services and Support	27,561	28,224	28,481	28,318

3 Traffic Safety and Rural Initiatives
3.1 Traffic Safety Services	32,446	35,707	35,786	34,766
3.2 Rural Bus Service Pilot	-	-	-	1,000
Sub-total	32,446	35,707	35,786	35,766

4 Grant to Alberta Transportation Safety Board	2,360	2,340	2,240	2,226

5 Provincial Highway Maintenance and Preservation
5.1 Maintenance	267,855	254,064	263,653	253,772
5.2 P3 Maintenance	63,903	68,617	65,617	65,617
5.3 Preservation	29,777	24,000	24,000	22,927
5.4 Assessment and Support Systems	10,050	11,546	11,546	11,546
Sub-total	371,585	358,227	364,816	353,862

CAPITAL GRANTS
5 Provincial Highway Maintenance and Preservation
5.4 Assessment and Support Systems	17,294	21,000	19,500	19,500

6 Municipal Transit and Transportation Grant Programs
6.1 Strategic Transportation Infrastructure Program	587	35,000	85,383	26,538
6.2 Green Transit Incentives Program (GreenTRIP)	90,463	484,410	606,610	250,041
6.3 New Building Canada Fund (Edmonton Valley Line LRT)	-	60,000	120,000	-
6.4 Alberta Community Transit Fund	-	40,000	-	22,400
Sub-total	91,050	619,410	811,993	298,979

7 Municipal Water Infrastructure Grant Programs
7.1 Municipal Water Wastewater Program	52,267	50,000	47,317	45,000
7.2 Water for Life	99,374	55,000	65,000	75,300
7.3 First Nations Water Tie-In Program	-	25,000	14,200	24,400
7.4 Redwood Meadows	-	-	-	8,900
Sub-total	151,641	130,000	126,517	153,600

8 Federal Grant Programs
8.1 Public Transit Infrastructure Fund	13,486	284,984	121,834	136,480
8.2 Clean Water Wastewater Fund	5,000	165,000	113,020	59,010
Sub-total	18,486	449,984	234,854	195,490

243	Transportation

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
CAPITAL GRANTS ... continued
15 2013 Alberta Flooding
15.2 Water and Wastewater Infrastructure Recovery	744	-	-	-

DEBT SERVICING
9 Ring Roads
9.3 Debt Servicing	82,527	94,258	94,258	92,131

Total	826,685	1,769,932	1,749,082	1,210,896

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Strategic Services	4,311	4,382	4,382	4,382

9 Ring Roads
9.1 Edmonton Ring Road	109,705	1,152	20,611	-
9.2 Calgary Ring Road	98,049	272,318	272,318	267,618
Sub-total	207,754	273,470	292,929	267,618

10 Northeast Alberta Strategic Projects
10.1 Highway 63 Twinning	17,019	30,000	4,800	3,400
10.2 Fort McMurray Urban Area Upgrades	28,300	-	-	-
Sub-total	45,319	30,000	4,800	3,400

11 Provincial Highway Construction Projects
11.1 Highway Twinning, Widening and Expansion	139,167	393,535	194,835	220,535
11.2 Interchanges, Intersections and Safety Upgrades	61,249	61,350	166,750	24,500
Sub-total	200,416	454,885	361,585	245,035

12 Bridge Construction Projects	49,568	68,150	65,650	60,000

13 Provincial Highway Rehabilitation
13.1 Highway Rehabilitation Projects	382,321	381,816	337,716	350,484
13.2 P3 Rehabilitation	2,624	6,184	9,184	9,186
Sub-total	384,945	388,000	346,900	359,670

14 Water Management Projects
14.1 Water Management Infrastructure	8,744	39,432	19,432	29,000
14.2 Springbank Off-Stream Reservoir	-	-	-	130,000
Sub-total	8,744	39,432	19,432	159,000

15 2013 Alberta Flooding
15.1 Highways and Bridges Infrastructure Recovery	16,213	11,000	11,000	-
15.2 Water and Wastewater Infrastructure Recovery	16,172	7,000	7,000	-
Sub-total	32,385	18,000	18,000	-

Total	933,442	1,276,319	1,113,678	1,099,105

Transportation	244

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
(thousands of dollars)		Comparable
		2016-17	2017-18	2017-18	2018-19
		Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITIONS
5	Provincial Highway Maintenance and Preservation
5.5	Salt, Sand and Gravel	40,773	50,000	50,000	50,000

DEBT REPAYMENT FOR PUBLIC PRIVATE PARTNERSHIPS
9	Ring Roads
9.4	Debt Repayment	36,950	45,831	45,831	47,957
Total		77,723	95,831	95,831	97,957

245	Transportation

VOTED AMOUNTS FUNDED BY CREDIT OR RECOVERY

The following table details the portions of the department’s voted amounts for which a credit or recovery can be obtained. If a credit or recovery amount is expected to exceed its original estimate, the Treasury Board may increase the corresponding voted amount, pursuant to section 24(2) of the Financial Administration Act. If the actual credit or recovery amount realized is less than its original estimate, the corresponding funding authority is reduced by an equivalent amount in the elements shown.

EXPENSE AMOUNTS FUNDED BY CREDIT OR RECOVERY
(thousands of dollars)		2018-19
		Estimate
1	Motor Transport Permits and Licences	8,800
	A portion of the revenue for Motor Transport Permits and Licences is spent to help accommodate Alberta’s increasing traffic volumes. Element 3.1

2	National Safety Code	426

The National Safety Code is a joint agreement between the federal government and the province to ensure the safety of the public by placing standards on drivers of buses and freight trucks across the country. Element 3.1

3	Commercial Vehicle Decals	480

Revenue is generated from the sale and distribution of commercial vehicle decals. Commercial vehicle decals are affixed to all commercial vehicles operating within the province to show when they were last inspected. All commercial vehicles have to be inspected by a licensed technician for their mechanical fitness every five years to ensure safe operation as per the Vehicle Inspection Regulation. Element 3.1

Total		9,706

CAPITAL INVESTMENT AMOUNTS FUNDED BY CREDIT OR RECOVERY
1	Highway Rehabilitation Projects	3,000

Various agreements exist whereby the private sector and municipalities make contributions towards capital investment in highway rehabilitation, safety improvements, vehicle inspection station equipment, multi- jurisdictional traffic routing and vehicle information systems. Element 13.1

2	Tourism Highway Signage Initiative	1,000
	The private sector contributes towards new investments in tourism related highway signs and structures in the province. Element 13.1
Total		4,000

Transportation	246

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
DEPARTMENT NON-CASH AMOUNTS
Capital Grants
Ministry Support Services	-	-	-	705
Water Management Projects	-	30,315	30,315	88,218
2013 Alberta Flooding	-	42,812	42,812	34,157
Amortization
Provincial Highway Maintenance and Preservation	516,166	568,155	559,455	590,025
Consumption of Inventory
Provincial Highway Maintenance and Preservation	43,970	50,000	50,000	50,000
Valuation Adjustments and Other Provisions
Ministry Support Services	(305)	-	-	-
Traffic Safety and Rural Initiatives	(18)	-	-	-
Provincial Highway Maintenance and Preservation	(76)	-	-	-
Write Down or Loss on Disposal of Capital Assets
Provincial Highway Maintenance and Preservation	4	-	-	-
Municipal Transit and Transportation Grant Programs	-	-	8,700	-
Total	559,741	691,282	691,282	763,105

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Donated Capital Assets
Provincial Highway Construction Projects	5,247	1,500	17,775	3,500
Provincial Highway Rehabilitation	138	-	-	-
Alternatively Financed Capital Assets
Ring Roads	82,968	109,030	145,230	128,468
Northeast Alberta Strategic Projects	-	13,275	-	-
Capital Acquired from Related Parties
Ministry Support Services	-	1,400	1,020	500
Total	88,353	125,205	164,025	132,468

247	Transportation

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM
(thousands of dollars)	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	31,024	705	-	(705)	31,024
Program Services and Support	28,318	-	-	-	28,318
Traffic Safety and Rural Initiatives	35,766	-	-	-	35,766
Alberta Transportation Safety Board	2,226	-	2,226	(2,226)	2,226
Provincial Highway Maintenance and Preservation	373,362	640,025	-	-	1,013,387
Municipal Transit and Transportation Grant Programs	298,979	-	-	-	298,979
Municipal Water Infrastructure Grant Programs	153,600	-	-	-	153,600
Federal Grant Programs	195,490	-	-	-	195,490
Water Management Projects	-	88,218	-	(88,218)	-
2013 Alberta Flooding	-	34,157	-	(34,157)	-
Ring Roads - Debt Servicing	92,131	-	-	-	92,131
Total	1,210,896	763,105	2,226	(125,306)	1,850,921

CAPITAL INVESTMENT
Ministry Support Services	4,382	500	-	(500)	4,382
Ring Roads	267,618	128,468	-	-	396,086
Northeast Alberta Strategic Projects	3,400	-	-	-	3,400
Provincial Highway Construction Projects	245,035	3,500	-	-	248,535
Bridge Construction Projects	60,000	-	-	-	60,000
Provincial Highway Rehabilitation	359,670	-	-	-	359,670
Water Management Projects	159,000	-	-	-	159,000
Total	1,099,105	132,468	-	(500)	1,231,073

INVENTORY ACQUISITIONS
Provincial Highway Maintenance and Preservation	50,000	-	-	-	50,000

Transportation	248

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE ... continued
RECONCILIATION BY TYPE OF SPENDING
(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Operating expense	450,337	-	2,226	(2,226)	450,337
Operating expense - Climate Leadership Plan	859	-	-	-	859
Capital grants	386,228	123,080	-	(123,080)	386,228
Capital grants - 2013 Alberta flood assistance	8,900	-	-	-	8,900
Capital grants - Climate Leadership Plan	272,441	-	-	-	272,441
Amortization	-	590,025	-	-	590,025
Inventory consumption	-	50,000	-	-	50,000
Debt servicing costs - Capital Plan	92,131	-	-	-	92,131
Total	1,210,896	763,105	2,226	(125,306)	1,850,921

CAPITAL INVESTMENT
Capital investment	966,605	132,468	-	(500)	1,098,573
Capital investment - Climate Leadership Plan	132,500	-	-	-	132,500
Total	1,099,105	132,468	-	(500)	1,231,073

INVENTORY ACQUISITIONS	50,000	-	-	-	50,000

249	Transportation

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Department of Transportation
Operating expense
1.3 Strategic Services	361	907	907	859
Capital grants
6.2 Green Transit Incentives Program (GreenTRIP)	-	7,000	182,700	250,041
6.4 Alberta Community Transit Fund	-	-	-	22,400
Consolidated Total	361	7,907	183,607	273,300

CAPITAL INVESTMENT
Department of Transportation
Capital investment
11.2 Interchanges, Intersections and Safety Upgrades	991	10,000	7,000	2,500
14.2 Springbank Off-Stream Reservoir	-	-	-	130,000
Consolidated Total	991	10,000	7,000	132,500

Transportation	250

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
General Revenue Fund
Department of Transportation	95,013	528,556	313,694	275,221
Provincial Corporation or Agency
Alberta Transportation Safety Board	2,360	2,340	2,240	2,226
Intra-Ministry Consolidation Adjustment	(2,360)	(2,340)	(2,240)	(2,226)
Ministry Total	95,013	528,556	313,694	275,221
Inter-Ministry Consolidation Adjustment	(216)	(1,400)	(1,020)	(500)
Consolidated Total	94,797	527,156	312,674	274,721

EXPENSE
General Revenue Fund
Department of Transportation	1,386,426	2,461,214	2,440,364	1,974,001
Provincial Corporation or Agency
Alberta Transportation Safety Board	1,669	2,340	2,240	2,226
Intra-Ministry Consolidation Adjustment	(2,360)	(2,340)	(2,240)	(2,226)
Ministry Total	1,385,735	2,461,214	2,440,364	1,974,001
Inter-Ministry Consolidation Adjustment	(792)	(73,127)	(73,127)	(123,080)
Consolidated Total	1,384,943	2,388,087	2,367,237	1,850,921
Net Operating Result	(1,290,146)	(1,860,931)	(2,054,563)	(1,576,200)

CAPITAL INVESTMENT
General Revenue Fund
Department of Transportation	1,021,795	1,401,524	1,277,703	1,231,573
Ministry Total	1,021,795	1,401,524	1,277,703	1,231,573
Inter-Ministry Consolidation Adjustment	-	(1,400)	(1,020)	(500)
Consolidated Total	1,021,795	1,400,124	1,276,683	1,231,073

251	Transportation

MINISTRY FINANCIAL STATEMENTS STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	-	1,400	1,020	500
Other Transfers from Government of Canada	7,877	8,662	8,589	11,253
Building Canada - Base Component	7,397	7,397	7,397	7,397
Building Canada - Major Infrastructure Component	4,673	4,673	4,673	4,673
Infrastructure Stimulus Fund	4,221	4,221	4,221	4,221
Public Transit Infrastructure Fund	13,486	284,984	121,834	136,480
Clean Water Wastewater Fund	5,000	165,000	113,020	59,010
Premiums, Fees and Licences	29,582	33,900	33,900	33,900
Refunds of Expense	2,937	1,475	1,475	1,475
Other Revenue	19,840	16,844	17,565	16,312
Ministry Total	95,013	528,556	313,694	275,221

EXPENSE

Ministry Support Services	30,686	30,782	30,637	31,729
Program Services and Support	27,561	28,224	28,481	28,318
Traffic Safety and Rural Initiatives	32,428	35,707	35,786	35,766
Alberta Transportation Safety Board	1,669	2,340	2,240	2,226
Provincial Highway Maintenance and Preservation	948,943	997,382	993,771	1,013,387
Municipal Transit and Transportation Grant Programs	91,050	619,410	820,693	298,979
Municipal Water Infrastructure Grant Programs	151,641	130,000	126,517	153,600
Federal Grant Programs	18,486	449,984	234,854	195,490
Water Management Projects	-	30,315	30,315	88,218
2013 Alberta Flooding	744	42,812	42,812	34,157
Ring Roads - Debt Servicing	82,527	94,258	94,258	92,131
Ministry Total	1,385,735	2,461,214	2,440,364	1,974,001
Net Operating Result	(1,290,722)	(1,932,658)	(2,126,670)	(1,698,780)

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	4,311	5,782	5,402	4,882
Ring Roads	290,722	382,500	438,159	396,086
Northeast Alberta Strategic Projects	45,319	43,275	4,800	3,400
Provincial Highway Construction Projects	205,663	456,385	379,360	248,535
Bridge Construction Projects	49,568	68,150	65,650	60,000
Provincial Highway Rehabilitation	385,083	388,000	346,900	359,670
Water Management Projects	8,744	39,432	19,432	159,000
2013 Alberta Flooding	32,385	18,000	18,000	-
Ministry Total	1,021,795	1,401,524	1,277,703	1,231,573

AMORTIZATION	(516,166)	(568,155)	(559,455)	(590,025)

DISPOSALS OR WRITE OFFS	(18,713)	(73,127)	(81,827)	(123,080)
Total Change	486,916	760,242	636,421	518,468

Transportation	252

MINISTRY FINANCIAL STATEMENTS ... continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITIONS

Provincial Highway Maintenance and Preservation	40,773	50,000	50,000	50,000
CONSUMPTION	(43,970)	(50,000)	(50,000)	(50,000)
Total Change	(3,197)	-	-	-

253	Transportation

DEPARTMENT OF TRANSPORTATION STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Internal Government Transfers	-	1,400	1,020	500
Other Transfers from Government of Canada	7,877	8,662	8,589	11,253
Building Canada - Base Component	7,397	7,397	7,397	7,397
Building Canada - Major Infrastructure Component	4,673	4,673	4,673	4,673
Infrastructure Stimulus Fund	4,221	4,221	4,221	4,221
Public Transit Infrastructure Fund	13,486	284,984	121,834	136,480
Clean Water Wastewater Fund	5,000	165,000	113,020	59,010
Premiums, Fees and Licences	29,582	33,900	33,900	33,900
Refunds of Expense	2,937	1,475	1,475	1,475
Other Revenue	19,840	16,844	17,565	16,312
Total	95,013	528,556	313,694	275,221

EXPENSE
Ministry Support Services	30,686	30,782	30,637	31,729
Program Services and Support	27,561	28,224	28,481	28,318
Traffic Safety and Rural Initiatives	32,428	35,707	35,786	35,766
Grant to Alberta Transportation Safety Board	2,360	2,340	2,240	2,226
Provincial Highway Maintenance and Preservation	948,943	997,382	993,771	1,013,387
Municipal Transit and Transportation Grant Programs	91,050	619,410	820,693	298,979
Municipal Water Infrastructure Grant Programs	151,641	130,000	126,517	153,600
Federal Grant Programs	18,486	449,984	234,854	195,490
Water Management Projects	-	30,315	30,315	88,218
2013 Alberta Flooding	744	42,812	42,812	34,157
Ring Roads - Debt Servicing	82,527	94,258	94,258	92,131
Total	1,386,426	2,461,214	2,440,364	1,974,001
Net Operating Result	(1,291,413)	(1,932,658)	(2,126,670)	(1,698,780)

CHANGE IN CAPITAL ASSETS
INVESTMENT
Ministry Support Services	4,311	5,782	5,402	4,882
Ring Roads	290,722	382,500	438,159	396,086
Northeast Alberta Strategic Projects	45,319	43,275	4,800	3,400
Provincial Highway Construction Projects	205,663	456,385	379,360	248,535
Bridge Construction Projects	49,568	68,150	65,650	60,000
Provincial Highway Rehabilitation	385,083	388,000	346,900	359,670
Water Management Projects	8,744	39,432	19,432	159,000
2013 Alberta Flooding	32,385	18,000	18,000	-
Total	1,021,795	1,401,524	1,277,703	1,231,573

AMORTIZATION	(516,166)	(568,155)	(559,455)	(590,025)

DISPOSALS OR WRITE OFFS	(18,713)	(73,127)	(81,827)	(123,080)
Total Change	486,916	760,242	636,421	518,468

Transportation	254

DEPARTMENT OF TRANSPORTATION ...continued
CHANGE IN INVENTORY ASSETS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
INVENTORY ACQUISITIONS

Provincial Highway Maintenance and Preservation	40,773	50,000	50,000	50,000
CONSUMPTION	(43,970)	(50,000)	(50,000)	(50,000)
Total Change	(3,197)	-	-	-

255	Transportation

ALBERTA TRANSPORTATION SAFETY BOARD
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Transfer from Department	2,360	2,340	2,240	2,226
EXPENSE

Administration	1,320	1,586	1,486	1,459
Community Board Members	349	754	754	767
Total	1,669	2,340	2,240	2,226
Net Operating Result	691	-	-	-

Transportation	256

SUMMARY OF RELATED PARTY ADJUSTMENTS
CONSOLIDATION AMOUNTS WITHIN THE MINISTRY
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers from Department of Transportation to Alberta Transportation Safety Board	(2,360)	(2,340)	(2,240)	(2,226)

EXPENSE
Operating Expense
Transfers from Department of Transportation to Alberta Transportation Safety Board	(2,360)	(2,340)	(2,240)	(2,226)

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers from Department of Service Alberta to Department of Transportation	-	(1,400)	(1,020)	(500)
Shared service charges collected by Department of Transportation	(216)	-	-	-
Total	(216)	(1,400)	(1,020)	(500)

EXPENSE
Operating Expense
Transfers from Department of Transportation to:
Post-secondary Institutions	(439)	-	-	-
School Boards	(137)	-	-	-
Shared services provided by Department of Transportation	(216)	-	-	-
Capital Grants
Transfers from Department of Transportation to:
Department of Environment and Parks	-	(73,127)	(73,127)	(122,375)
Department of Infrastructure	-	-	-	(705)
Total	(792)	(73,127)	(73,127)	(123,080)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Transportation	-	(1,400)	(1,020)	(500)
Transfers from Department of Transportation to:
Department of Environment and Parks	-	73,127	73,127	122,375
Department of Infrastructure	-	-	-	705
Total	-	71,727	72,107	122,580

257	Transportation

Treasury Board and Finance

AMOUNTS TO BE VOTED
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE	181,750	203,213	194,207	201,953

CAPITAL INVESTMENT	2,109	2,823	2,636	2,273

FINANCIAL TRANSACTIONS	8,648	6,187	6,187	3,617

LOTTERY FUND TRANSFER	1,430,240	1,445,544	1,384,500	1,439,443

258

EXPENSE VOTE BY PROGRAM
(thousands of dollars)			Comparable
			2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
OPERATING EXPENSE
1	Ministry Support Services
1.1	Minister’s Office		787	869	998	1,017
1.2	Deputy Minister’s Office		826	803	803	801
1.3	Strategic and Business Services		16,422	17,272	15,954	16,673
		Sub-total	18,035	18,944	17,755	18,491

2	Budget Development and Reporting		4,467	4,979	4,777	5,143

3	Fiscal Planning and Economic Analysis		5,251	5,659	5,578	5,548

4	Investment, Treasury and Risk Management
4.1	Treasury Management		7,725	11,759	10,540	10,979
4.2	Risk Management and Insurance		1,797	1,753	1,753	1,753
		Sub-total	9,522	13,512	12,293	12,732

5	Office of the Controller		2,381	2,658	2,519	2,880

6	Corporate Internal Audit Services		3,276	3,635	3,494	3,482

7	Tax and Revenue Management
7.1	Tax and Revenue Administration		22,223	25,105	23,494	24,460
7.2	Border Community Competitiveness Program		1,000	5,000	3,000	5,000
		Sub-total	23,223	30,105	26,494	29,460

8	Financial Sector and Pensions
8.1	Financial Sector Regulation and Policy		4,819	5,597	6,208	6,130
8.2	Automobile Insurance Rate Board		1,183	1,477	1,102	1,477
		Sub-total	6,002	7,074	7,310	7,607

9	Provincial Bargaining Coordination Office		1,338	2,212	2,179	2,381

10	Public Service Commission
10.1	Office of the Public Service Commissioner		662	649	649	649
10.2	Public Service Commission Programs		25,360	29,001	28,174	28,809
		Sub-total	26,022	29,650	28,823	29,458

11	Communications and Public Engagement		37,608	40,389	40,389	40,527

12	Gaming
12.1	Gaming Research		1,507	1,600	1,600	1,600
12.2	Horse Racing and Breeding Renewal Program		35,026	35,000	34,000	36,000
12.3	Bingo Associations		6,294	6,800	6,000	6,200
		Sub-total	42,827	43,400	41,600	43,800

259	Treasury Board and Finance

EXPENSE VOTE BY PROGRAM ... continued

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
DEBT SERVICING
13 School Construction Debenture Debt Servicing	1,798	996	996	444

Total	181,750	203,213	194,207	201,953

CAPITAL INVESTMENT VOTE BY PROGRAM
DEPARTMENT CAPITAL ACQUISITIONS
1 Ministry Support Services
1.3 Strategic and Business Services	2,109	2,823	2,636	2,273

Total	2,109	2,823	2,636	2,273

FINANCIAL TRANSACTIONS VOTE BY PROGRAM
DEBT REPAYMENT
14 School Construction Debenture Principal Payment	8,648	6,187	6,187	3,617

Total	8,648	6,187	6,187	3,617

Treasury Board and Finance	260

Details of the 2018-19

Lottery Fund Estimates

261

LOTTERY FUND ESTIMATES

The revenue of the Lottery Fund is transferred to the Department of Treasury Board and Finance on behalf of the General Revenue Fund. Having been transferred to the General Revenue Fund, these monies then become part of the departments’ supply vote(s). This table shows details of initiatives within departments that are funded by the Lottery Fund. The respective ministries are accountable for this spending.

LOTTERY FUND ESTIMATES

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
AGRICULTURE AND FORESTRY	11,613	11,600	11,593	11,598
3.4 Agricultural Service Boards
3.5 Agricultural Societies and Exhibitions	11,462	11,462	11,462	11,462
3.6 Agriculture Initiatives	900	1,000	-	-
Sub-Total	23,975	24,062	23,055	23,060

COMMUNITY AND SOCIAL SERVICES
4.6 Fetal Alcohol Spectrum Disorder Initiatives	12,000	12,000	12,000	12,000
6.2 Family and Community Support Services	52,000	52,000	52,000	52,000
6.3 Family and Community Safety	6,500	6,500	6,500	6,500
Sub-Total	70,500	70,500	70,500	70,500

CULTURE AND TOURISM
2.3 Community Initiatives Program	24,359	24,585	24,085	25,000
2.4 Other Initiatives	1,958	2,000	1,400	1,000
2.5 Major Fairs	15,348	15,350	15,350	15,350
2.6 Community Facility Enhancement Program	38,025	38,000	38,000	38,000
3.4 Alberta Media Fund	36,653	34,065	34,065	45,965
3.5 Assistance to the Alberta Foundation for the Arts	26,585	31,585	31,585	31,510
5.7 Assistance to the Alberta Historical Resources Foundation	8,160	8,160	8,160	8,150
6.2 Assistance to the Alberta Sport Connection	21,220	19,505	19,455	18,745
Sub-Total	172,308	173,250	172,100	183,720

EDUCATION
2.3 Plant Operations and Maintenance	150,000	150,000	150,000	150,000
2.4 Transportation	150,000	150,000	150,000	150,000
Sub-Total	300,000	300,000	300,000	300,000

ENVIRONMENT AND PARKS
6.1 Resource Management	500	500	500	500
7.1 Parks Operations	10,000	10,000	10,000	10,000
Sub-Total	10,500	10,500	10,500	10,500

HEALTH
2.1 Continuing Care	664,943	647,923	647,923	637,954

INDIGENOUS RELATIONS
2 First Nations and Métis Relations	200	200	200	200
4 First Nations Development Fund	119,733	129,000	120,000	123,000
Sub-Total	119,933	129,200	120,200	123,200

262

LOTTERY FUND ESTIMATES ... continued

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
JUSTICE AND SOLICITOR GENERAL	1,735	1,735	1,735	1,735
8.2 Assistance to the Human Rights Education and Multiculturalism Fund

LABOUR
2.1 Settlement and Integration	4,574	4,574	4,574	4,574
2.8 Skills and Training Support	400	400	400	400
Sub-Total	4,974	4,974	4,974	4,974

TRANSPORTATION	40,000	40,000	40,000	40,000
5.1 Maintenance

TREASURY BOARD AND FINANCE
12.1 Gaming Research	1,507	1,600	1,600	1,600
12.2 Horse Racing and Breeding Renewal Program	35,026	35,000	34,000	36,000
12.3 Bingo Associations	6,294	6,800	6,000	6,200
Balance to (from) General Revenue Fund	(21,455)	-	(48,087)	-
Sub-Total	21,372	43,400	(6,487)	43,800

Total	1,430,240	1,445,544	1,384,500	1,439,443

263

AMOUNTS NOT REQUIRED TO BE VOTED

The following department amounts do not require a supply vote either because no cash disbursement is required, or because the Legislative Assembly has already provided the funding authority pursuant to a statute other than an appropriation act.

EXPENSE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
DEPARTMENT STATUTORY AMOUNTS
Operating Expense
Interest Payments on Corporate Tax Refunds	28,619	9,000	23,000	17,000
Climate Leadership Plan – Consumer Rebates	152,060	410,000	310,439	525,000
Teachers’ Pre-1992 Pensions - Payments	469,456	473,333	473,333	477,167
Public Sector Pension - Payments	66,512	76,350	70,774	71,249
Alberta Family Employment Tax Credit	137,524	146,500	146,500	152,698
Scientific Research and Experimental Development Tax Credit	68,544	87,000	75,000	79,000
911 Call Centers Administration	-	75	75	75
Debt Servicing
General Debt Servicing	541,456	679,029	656,194	1,088,322
Capital Debt Servicing	467,029	656,000	638,000	775,000

DEPARTMENT NON-CASH AMOUNTS
Operating Expense
Grant for Concessionary Loan	-	-	4,229	12,195
Amortization
Ministry Support Services	3,653	1,872	3,736	1,872
Financial Sector and Pensions	2	50	50	50
Public Service Commission	4	-	-	-
Communications and Public Engagement	95	-	-	-
Valuation Adjustments and Other Provisions
Change in Unfunded Pension Obligation	(434,481)	(129,000)	(241,000)	(149,000)
Long Term Disability Income Continuance Plan Liability	-	1,000	-	-
Ministry Support Services	427	500	500	500
Tax and Revenue Management	-	500	500	500
Public Service Commission	(47)	-	-	-
Communications and Public Engagement	53	-	-	-
Corporate Income Tax Provision for Doubtful Accounts	(141,912)	15,000	15,000	15,000

Total	1,358,994	2,427,209	2,176,330	3,066,628

CAPITAL INVESTMENT
DEPARTMENT NON-CASH AMOUNTS
Capital Acquired from Related Parties
Ministry Support Services	-	3,970	3,970	770

Total	-	3,970	3,970	770

Treasury Board and Finance	264

AMOUNTS NOT REQUIRED TO BE VOTED ... continued

FINANCIAL TRANSACTIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
DEPARTMENT STATUTORY AMOUNTS
Loans and Advances
Agriculture Financial Services Corporation	196,000	315,000	200,000	406,000
Alberta Capital Finance Authority	2,584,000	3,050,000	4,250,000	3,760,000
Alberta Health Care Insurance Plan	287,000	299,090	299,090	311,786
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	-	-	50,000	145,000
Alberta Petroleum Marketing Commission	329,000	481,000	475,000	675,000
Alberta School Foundation Fund	-	2,219,000	2,219,000	2,410,000
ATB Financial	699,000	2,500,000	2,600,000	3,000,000
Balancing Pool	232,000	-	650,000	810,000
Debt Repayment
Agriculture Financial Services Corporation	185,507	202,779	285,000	351,092
Alberta Capital Finance Authority	1,500,000	2,564,820	2,564,820	1,600,000
Alberta Oil and Gas Orphan Abandonment and Reclamation Association	-	-	-	5,556
Alberta Petroleum Marketing Commission	329,043	331,442	331,442	330,000
Alberta Social Housing Corporation	19,588	-	3,375	3,695
ATB Financial	2,072,707	1,000,000	1,000,000	500,000
Balancing Pool	-	-	232,000	650,000
Debentures and Term Notes	-	-	750,000	500,000

Total	8,433,845	12,963,131	15,909,727	15,458,129

265	Treasury Board and Finance

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE

The following tables summarize the relationship between the department’s Supply Votes and the effect of the ministry on the Government’s consolidated 2018-19 Estimates.

RECONCILIATION BY PROGRAM

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Ministry Support Services	18,491	2,372	-	(211)	20,652
Budget Development and Reporting	5,143	-	-	-	5,143
Fiscal Planning and Economic Analysis	5,548	-	-	-	5,548
Investment, Treasury and Risk Management	12,732	12,195	2,059,374	(1,564,026)	520,275
Office of the Controller	2,880	-	-	-	2,880
Corporate Internal Audit Services	3,482	-	-	-	3,482
Tax and Revenue Management	29,460	17,575	-	-	47,035
Financial Sector and Pensions	7,607	71,299	112,012	(36)	190,882
Provincial Bargaining Coordination Office	2,381	-	-	-	2,381
Public Service Commission	29,458	-	-	(2,000)	27,458
Communications and Public Engagement	40,527	-	-	-	40,527
Gaming	43,800	-	-	-	43,800
Lottery Fund	1,439,443	-	-	(1,439,443)	-
Climate Leadership Plan - Consumer Rebates	-	525,000	-	-	525,000
Teachers’ Pre-1992 Pensions - Payments	-	477,167	-	-	477,167
Alberta Family Employment Tax Credit	-	152,698	-	-	152,698
Scientific Research and Experimental Development	-	79,000	-	-	79,000
Tax Credits
Corporate Income Tax Allowance Provision	-	15,000	-	-	15,000
General Debt Servicing	444	1,088,322	373,717	(579,483)	883,000
Capital Debt Servicing	-	775,000	-	-	775,000
Change in Unfunded Pension Obligation	-	(149,000)	-	-	(149,000)
Total	1,641,396	3,066,628	2,545,103	(3,585,199)	3,667,928

CAPITAL INVESTMENT
Ministry Support Services	2,273	770	-	(770)	2,273
Investment, Treasury and Risk Management	-	-	14,468	-	14,468
Financial Sector and Pensions	-	-	3,317	-	3,317
Total	2,273	770	17,785	(770)	20,058

Treasury Board and Finance	266

RECONCILIATION OF SUPPLY VOTE TO CONSOLIDATED GOVERNMENT ESTIMATE ... continued

RECONCILIATION BY TYPE OF SPENDING

(thousands of dollars)
	Voted Supply	Department Amounts Not Voted	Entities’ Amounts Not Voted	Consolidation Adjustments	Consolidated 2018-19 Estimate
EXPENSE
Operating expense	1,633,380	825,384	2,149,488	(3,005,716)	1,602,536
Operating expense - Climate Leadership Plan	7,572	525,000	-	-	532,572
Amortization	-	1,922	21,898	-	23,820
Debt servicing costs - general	444	1,088,322	373,717	(579,483)	883,000
Debt servicing costs - Capital Plan	-	775,000	-	-	775,000
Pension provisions	-	(149,000)	-	-	(149,000)
Total	1,641,396	3,066,628	2,545,103	(3,585,199)	3,667,928

CAPITAL INVESTMENT
Capital investment	1,973	770	17,785	(770)	19,758
Capital investment - Climate Leadership Plan	300	-	-	-	300
Total	2,273	770	17,785	(770)	20,058

267	Treasury Board and Finance

EFFECT OF CLIMATE LEADERSHIP PLAN ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
EXPENSE
Department of Treasury Board and Finance
Operating expense
1.3 Strategic and Business Services	318	440	428	440
7.1 Tax and Revenue Administration	416	1,337	1,226	1,337
7.2 Border Community Competitiveness Program	1,000	5,000	3,000	5,000
11 Communications and Public Engagement	447	795	795	795
15 Climate Leadership Plan - Consumer Rebates	152,060	410,000	310,439	525,000
Consolidated Total	154,241	417,572	315,888	532,572

CAPITAL INVESTMENT
Department of Treasury Board and Finance
Capital investment
1.3 Strategic and Business Services	803	850	663	300
Consolidated Total	803	850	663	300

Treasury Board and Finance	268

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE
General Revenue Fund
Department of Treasury Board and Finance	24,226,511	24,503,668	24,686,010	26,225,343
Regulated Fund
Alberta Cancer Prevention Legacy Fund	16,205	7,750	7,750	7,560
Alberta Heritage Foundation for Medical Research Endowment Fund	231,376	111,102	187,378	152,000
Alberta Heritage Savings Trust Fund	2,467,296	1,290,368	1,971,855	1,652,649
Alberta Heritage Scholarship Fund	156,471	72,388	121,146	102,890
Alberta Heritage Science and Engineering Research Endowment Fund	138,627	68,155	107,957	82,000
Alberta Risk Management Fund	20,237	18,920	18,770	19,681
Lottery Fund	1,430,240	1,445,544	1,384,500	1,439,443
Provincial Corporation or Agency
Alberta Capital Finance Authority	241,206	235,399	276,491	404,641
Alberta Insurance Council	6,394	6,090	6,360	6,681
Alberta Investment Management Corporation	455,563	476,594	492,545	498,331
Alberta Local Authorities Pension Plan Corporation	2,474	3,417	3,269	3,416
Alberta Pensions Services Corporation	56,647	59,372	56,136	58,772
Alberta Securities Commission	50,947	47,223	50,723	51,524
Government Business Enterprise
Alberta Gaming and Liquor Commission	855,279	876,090	867,072	794,046
Alberta Treasury Branches	195,819	120,185	275,000	314,000
Credit Union Deposit Guarantee Corporation	31,127	22,666	21,280	22,048
Gainers Inc.	(35)	(5)	(5)	(5)
N.A. Properties (1994) Ltd.	68	120	120	120
Intra-Ministry Consolidation Adjustment	(4,956,604)	(3,640,463)	(4,349,565)	(4,108,276)
Ministry Total	25,625,848	25,724,583	26,184,792	27,726,864
Inter-Ministry Consolidation Adjustment	(145,069)	(159,014)	(157,371)	(159,159)
Consolidated Total	25,480,779	25,565,569	26,027,421	27,567,705

EXPENSE
General Revenue Fund
Department of Treasury Board and Finance	1,540,744	2,630,422	2,370,537	3,268,581
Regulated Fund
Alberta Cancer Prevention Legacy Fund	22,384	25,000	25,000	25,000
Alberta Heritage Foundation for Medical Research Endowment Fund	77,575	83,362	83,513	83,652
Alberta Heritage Savings Trust Fund	2,284,795	998,668	1,696,185	1,324,769
Alberta Heritage Scholarship Fund	59,111	59,427	63,437	63,517
Alberta Heritage Science and Engineering Research Endowment Fund	42,747	42,655	42,747	42,827
Alberta Risk Management Fund	27,262	19,652	20,133	20,643
Lottery Fund	1,430,240	1,445,544	1,384,500	1,439,443

269	Treasury Board and Finance

EFFECT OF ENTITIES ON CONSOLIDATED GOVERNMENT ESTIMATE ... continued

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
EXPENSE ... continued
Provincial Corporation or Agency
Alberta Capital Finance Authority	189,681	189,829	235,327	374,352
Alberta Insurance Council	5,383	6,362	6,362	6,657
Alberta Investment Management Corporation	455,563	476,594	492,545	498,331
Alberta Local Authorities Pension Plan Corporation	2,474	3,417	3,269	3,416
Alberta Pensions Services Corporation	56,647	59,372	56,136	58,772
Alberta Securities Commission	38,382	41,011	41,220	43,167
Intra-Ministry Consolidation Adjustment	(4,054,383)	(2,736,725)	(3,419,238)	(3,242,225)
Ministry Total	2,178,605	3,344,590	3,101,673	4,010,902
Inter-Ministry Consolidation Adjustment	(321,234)	(335,784)	(339,160)	(342,974)
Consolidated Total	1,857,371	3,008,806	2,762,513	3,667,928
Net Operating Result	23,623,408	22,556,763	23,264,908	23,899,777

CAPITAL INVESTMENT
General Revenue Fund
Department of Treasury Board and Finance	2,109	6,793	6,606	3,043
Provincial Corporation or Agency
Alberta Insurance Council	181	250	250	257
Alberta Investment Management Corporation	6,851	11,272	11,272	14,468
Alberta Pensions Services Corporation	5,293	2,641	1,420	2,200
Alberta Securities Commission	580	1,010	1,100	860
Ministry Total	15,014	21,966	20,648	20,828
Inter-Ministry Consolidation Adjustment	-	(3,970)	(3,970)	(770)
Consolidated Total	15,014	17,996	16,678	20,058

Treasury Board and Finance	270

MINISTRY FINANCIAL STATEMENTS
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Internal Government Transfers	-	3,970	3,848	635
Personal Income Tax	10,762,702	11,177,324	10,854,600	11,387,106
Corporate Income Tax	3,769,347	3,917,852	3,852,251	4,550,752
Other Taxes	3,179,301	4,131,174	3,984,530	4,428,460
Transfers from Government of Canada	1,562,847	1,618,345	1,635,160	1,661,708
Investment Income	3,355,968	1,903,589	2,779,410	2,592,630
Net Income from Commercial Operations	2,466,823	2,436,557	2,484,217	2,497,152
Premiums, Fees and Licences	151,117	130,673	169,451	178,212
Other Revenue	377,777	405,104	421,330	430,214
Ministry Total	25,625,882	25,724,588	26,184,797	27,726,869

EXPENSE

Ministry Support Services	20,582	21,107	21,782	20,654
Budget Development and Reporting	4,467	4,979	4,777	5,143
Fiscal Planning and Economic Analysis	5,251	5,659	5,578	5,548
Investment, Treasury and Risk Management	666,595	686,809	709,919	724,481
Office of the Controller	2,381	2,658	2,519	2,880
Corporate Internal Audit Services	3,276	3,635	3,494	3,482
Tax and Revenue Management	51,842	39,680	50,069	47,035
Financial Sector and Pensions	175,268	193,554	185,082	190,882
Provincial Bargaining Coordination Office	1,338	2,212	2,179	2,381
Public Service Commission	25,979	30,650	28,823	29,458
Communications and Public Engagement	37,756	40,389	40,389	40,527
Gaming	42,827	43,400	41,600	43,800
Climate Leadership Plan - Consumer Rebates	152,060	410,000	310,439	525,000
Teachers’ Pre-1992 Pensions - Payments	469,456	473,333	473,333	477,167
Alberta Family Employment Tax Credit	137,524	146,500	146,500	152,698
Scientific Research and Experimental Development Tax Credits	68,544	87,000	75,000	79,000
Corporate Income Tax Allowance Provision	(141,912)	15,000	15,000	15,000
General Debt Servicing	422,823	611,025	588,190	1,019,766
Capital Debt Servicing	467,029	656,000	638,000	775,000
Change in Unfunded Pension Obligation	(434,481)	(129,000)	(241,000)	(149,000)
Ministry Total	2,178,605	3,344,590	3,101,673	4,010,902
Net Operating Result	23,447,277	22,379,998	23,083,124	23,715,967

CHANGE IN CAPITAL ASSETS
INVESTMENT

Ministry Support Services	2,109	6,793	6,606	3,043
Investment, Treasury and Risk Management	6,851	11,272	11,272	14,468
Financial Sector and Pensions	6,054	3,901	2,770	3,317
Ministry Total	15,014	21,966	20,648	20,828

AMORTIZATION	(23,209)	(24,420)	(25,010)	(23,820)
Total Change	(8,195)	(2,454)	(4,362)	(2,992)

271	Treasury Board and Finance

DEPARTMENT OF TREASURY BOARD AND FINANCE
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Internal Government Transfers	-	3,970	3,848	635
Transfers from Alberta Heritage Savings Trust Fund	2,150,947	873,040	1,574,919	1,201,930
Transfer from Alberta Gaming and Liquor Commission	855,257	876,090	867,072	794,046
Transfer from the Lottery Fund	1,430,240	1,445,544	1,384,500	1,439,443
Personal Income Tax	10,762,702	11,177,324	10,854,600	11,387,106
Corporate Income Tax	3,769,347	3,917,852	3,852,251	4,550,752
Tobacco / Cannabis Taxes	952,846	1,026,000	910,000	932,000
Fuel Tax	1,343,170	1,360,000	1,385,000	1,414,000
Insurance Taxes	555,026	628,174	595,530	641,460
Carbon Levy	249,940	1,038,000	1,012,000	1,356,000
Tourism Levy	78,319	79,000	82,000	85,000
Canada Social Transfer	1,558,142	1,613,644	1,600,459	1,657,007
Other Transfers from Government of Canada	4,701	4,701	34,701	4,701
Premiums, Fees and Licences	96,447	79,160	114,519	122,532
Investment Income	409,870	374,701	408,523	630,623
Refunds of Expense	3,713	100	100	100
Other Revenue	5,844	6,368	5,988	8,008
Total	24,226,511	24,503,668	24,686,010	26,225,343

EXPENSE

Ministry Support Services	22,115	21,316	21,991	20,863
Budget Development and Reporting	4,467	4,979	4,777	5,143
Fiscal Planning and Economic Analysis	5,251	5,659	5,578	5,548
Investment, Treasury and Risk Management	9,522	13,512	12,293	12,732
Office of the Controller	2,381	2,658	2,519	2,880
Corporate Internal Audit Services	3,276	3,635	3,494	3,482
Tax and Revenue Management	51,842	39,680	50,069	47,035
Financial Sector and Pensions	72,516	83,474	78,134	78,906
Provincial Bargaining Coordination Office	1,338	2,212	2,179	2,381
Public Service Commission	25,979	30,650	28,823	29,458
Communications and Public Engagement	37,756	40,389	40,389	40,527
Gaming	42,827	43,400	41,600	43,800
Climate Leadership Plan - Consumer Rebates	152,060	410,000	310,439	525,000
Teachers’ Pre-1992 Pensions - Payments	469,456	473,333	473,333	477,167
Alberta Family Employment Tax Credit	137,524	146,500	146,500	152,698
Scientific Research and Experimental Development Tax Credit	68,544	87,000	75,000	79,000
Corporate Income Tax Provision for Doubtful Accounts	(141,912)	15,000	15,000	15,000
School Construction Debenture Debt Servicing	1,798	996	996	444
General Debt Servicing	541,456	679,029	656,194	1,088,322
Capital Debt Servicing	467,029	656,000	638,000	775,000
Change in Unfunded Pension Obligation	(434,481)	(129,000)	(241,000)	(149,000)
Grant for Concessionary Loan	-	-	4,229	12,195
Total	1,540,744	2,630,422	2,370,537	3,268,581
Net Operating Result	22,685,767	21,873,246	22,315,473	22,956,762

Treasury Board and Finance	272

DEPARTMENT OF TREASURY BOARD AND FINANCE ... continued
CHANGE IN CAPITAL ASSETS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
INVESTMENT

Ministry Support Services	2,109	6,793	6,606	3,043
AMORTIZATION	(3,754)	(1,922)	(3,786)	(1,922)
Total Change	(1,645)	4,871	2,820	1,121

273	Treasury Board and Finance

ALBERTA CANCER PREVENTION LEGACY FUND
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	16,205	7,750	7,750	7,560
EXPENSE

Transfer to Department of Health	22,174	25,000	25,000	25,000
Management Fees	210	-	-	-
Total	22,384	25,000	25,000	25,000
Net Operating Result	(6,179)	(17,250)	(17,250)	(17,440)

Treasury Board and Finance	274

ALBERTA HERITAGE FOUNDATION FOR MEDICAL RESEARCH ENDOWMENT FUND
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17 Actual	2017-18 Budget	2017-18 Forecast	2018-19 Estimate
REVENUE

Investment Income	231,376	111,102	187,378	152,000
EXPENSE

Funding for Medical Research Projects	64,972	71,280	71,280	71,280
Management Fees	12,603	12,082	12,233	12,372
Total	77,575	83,362	83,513	83,652
Net Operating Result	153,801	27,740	103,865	68,348

275	Treasury Board and Finance

ALBERTA HERITAGE SAVINGS TRUST FUND
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	2,467,296	1,290,368	1,971,855	1,652,649
EXPENSE

Transfers to the General Revenue Fund	2,150,947	873,040	1,574,919	1,201,930
Management Fees	133,848	125,628	121,266	122,839
Total	2,284,795	998,668	1,696,185	1,324,769
Net Operating Result	182,501	291,700	275,670	327,880

Treasury Board and Finance	276

ALBERTA HERITAGE SCHOLARSHIP FUND
STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Industry Contributions for Training Scholarships	23	850	850	850
Investment Income	156,448	71,498	120,256	102,000
Other Revenue	-	40	40	40
Total	156,471	72,388	121,146	102,890

EXPENSE

Alberta Heritage Scholarships	50,805	49,699	53,600	53,600
Other Scholarships	55	1,460	1,460	1,460
Administrative Expenses	-	20	20	20
Management Fees	8,251	8,248	8,357	8,437
Total	59,111	59,427	63,437	63,517
Net Operating Result	97,360	12,961	57,709	39,373

277	Treasury Board and Finance

ALBERTA HERITAGE SCIENCE AND ENGINEERING RESEARCH ENDOWMENT FUND
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	138,627	68,155	107,957	82,000
EXPENSE

Transfer to Department of Economic Development and Trade	35,300	35,500	35,500	35,500
Management Fees	7,447	7,155	7,247	7,327
Total	42,747	42,655	42,747	42,827
Net Operating Result	95,880	25,500	65,210	39,173

Treasury Board and Finance	278

ALBERTA RISK MANAGEMENT FUND
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Administration Fees from Provincial Government	16,319	15,810	16,162	16,139
Investment Income	2,365	1,420	1,100	1,824
Refunds of Expense	761	300	300	300
Services provided to Non-Consolidated Entities	792	1,390	1,208	1,418
Total	20,237	18,920	18,770	19,681

EXPENSE

Insurance Claims, Premiums and Services	25,437	17,899	18,380	18,890
Management Fee	1,825	1,753	1,753	1,753
Total	27,262	19,652	20,133	20,643
Net Operating Result	(7,025)	(732)	(1,363)	(962)

279	Treasury Board and Finance

LOTTERY FUND
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	636	400	500	500
Transfer from the Alberta Gaming and Liquor Commission: Net Gaming and Lottery Revenue	1,429,604	1,445,144	1,384,000	1,438,943
Total	1,430,240	1,445,544	1,384,500	1,439,443

EXPENSE

First Nations Development Fund	119,733	129,000	120,000	123,000
Bingo Associations	6,294	6,800	6,000	6,200
Horse Racing and Breeding Renewal Program	35,026	35,000	34,000	36,000
Other Lottery Funded Initiatives	1,269,187	1,274,744	1,224,500	1,274,243
Total	1,430,240	1,445,544	1,384,500	1,439,443
Net Operating Result	-	-	-	-

Treasury Board and Finance	280

ALBERTA CAPITAL FINANCE AUTHORITY
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Interest on Loans	238,956	234,289	274,074	400,193
Other Investment Income	2,250	1,110	2,258	4,448
Premiums, Fees and Licences	-	-	159	-
Total	241,206	235,399	276,491	404,641

EXPENSE

Operations	1,053	1,103	1,142	1,367
Local Entity Financing Debt Servicing Costs	188,628	188,726	234,185	372,985
Total	189,681	189,829	235,327	374,352
Net Operating Result	51,525	45,570	41,164	30,289

CHANGE IN CAPITAL ASSETS
AMORTIZATION	(4)	-	-	-
Total Change	(4)	-	-	-

281	Treasury Board and Finance

ALBERTA INSURANCE COUNCIL
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	60	50	60	50
Premiums, Fees and Licences	6,334	6,040	6,300	6,631
Total	6,394	6,090	6,360	6,681

EXPENSE

Salaries and Benefits	2,993	3,434	3,434	3,609
Operations	2,060	2,588	2,588	2,728
Amortization Expense	330	340	340	320
Total	5,383	6,362	6,362	6,657
Net Operating Result	1,011	(272)	(2)	24

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	181	250	250	257
AMORTIZATION	(330)	(340)	(340)	(320)
Total Change	(149)	(90)	(90)	(63)

Treasury Board and Finance	282

ALBERTA INVESTMENT MANAGEMENT CORPORATION
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	327	-	-	-
Investment Management Services	455,236	476,594	492,545	498,331
Total	455,563	476,594	492,545	498,331

EXPENSE

External Investment Management Fees	310,281	332,994	337,550	332,291
Salaries and Benefits	95,361	87,857	98,761	106,504
Operations	36,012	41,262	41,665	44,403
Advance on Loan	522	528	616	732
Amortization Expense	13,387	13,953	13,953	14,401
Total	455,563	476,594	492,545	498,331
Net Operating Result	-	-	-	-

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	6,851	11,272	11,272	14,468
AMORTIZATION	(13,387)	(13,953)	(13,953)	(14,401)
Total Change	(6,536)	(2,681)	(2,681)	67

283	Treasury Board and Finance

ALBERTA LOCAL AUTHORITIES PENSION PLAN CORPORATION
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Administration Fees from Pension Funds	2,474	3,417	3,269	3,416
EXPENSE

Salaries and Benefits	1,162	1,609	1,461	1,608
Operations	1,312	1,808	1,808	1,808
Total	2,474	3,417	3,269	3,416
Net Operating Result	-	-	-	-

Treasury Board and Finance	284

ALBERTA PENSIONS SERVICES CORPORATION
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Administration Fees from Ministries	84	82	39	36
Administration Fees from Pension Funds	56,563	59,260	56,069	58,706
Other Revenue	-	30	28	30
Total	56,647	59,372	56,136	58,772

EXPENSE

Salaries and Benefits	36,707	35,056	35,583	37,172
Operations	15,321	17,361	14,872	15,623
Amortization Expense	4,619	6,955	5,681	5,977
Total	56,647	59,372	56,136	58,772
Net Operating Result	-	-	-	-

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	5,293	2,641	1,420	2,200
AMORTIZATION	(4,619)	(6,955)	(5,681)	(5,977)
Total Change	674	(4,314)	(4,261)	(3,777)

285	Treasury Board and Finance

ALBERTA SECURITIES COMMISSION
STATEMENT OF OPERATIONS

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Investment Income	1,439	1,000	1,500	1,500
Other Revenue	1,172	750	750	975
Premiums, Fees and Licences	48,336	45,473	48,473	49,049
Total	50,947	47,223	50,723	51,524

EXPENSE

Salaries and Benefits	27,971	29,529	29,529	30,131
Operations	9,296	10,232	10,441	11,836
Amortization Expense	1,115	1,250	1,250	1,200
Total	38,382	41,011	41,220	43,167
Net Operating Result	12,565	6,212	9,503	8,357

CHANGE IN CAPITAL ASSETS
INVESTMENT

Operations	580	1,010	1,100	860
AMORTIZATION	(1,115)	(1,250)	(1,250)	(1,200)
Total Change	(535)	(240)	(150)	(340)

Treasury Board and Finance	286

ALBERTA GAMING AND LIQUOR COMMISSION

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

The net operating result for the Alberta Gaming and Liquor Commission excludes the transfers of its net proceeds on lottery and liquor operations to the Lottery Fund and the General Revenue Fund respectively. The Lottery Fund and the Department statements of operations both reflect revenues for these transfers, which are then reversed at the ministry level.

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Income from Western Canada Lottery Corporation	315,511	308,173	275,000	328,544
Video Lottery Terminals	493,854	508,088	502,000	504,231
Casino Gaming Terminals	806,156	827,515	803,000	810,497
Liquor - Gross Profit	877,142	905,663	896,000	868,652
Liquor - Other Revenue	16,818	16,271	18,000	15,096
Cannabis Online Sales	-	-	-	4,240
Cannabis Licencing and Fees	-	-	416	1,831
Total	2,509,481	2,565,710	2,494,416	2,533,091

EXPENSE

Transfer of Net Gaming and Lottery Revenue to the Lottery Fund	1,429,604	1,445,144	1,384,000	1,438,943
Gaming and Lottery Operations	185,893	198,632	193,000	204,329
Loss on the Sale of Gaming Equipment	-	-	3,000	-
Liquor Operations	38,705	45,844	41,000	46,287
Cannabis Operations	-	-	6,344	49,486
Total	1,654,202	1,689,620	1,627,344	1,739,045
Net Operating Result	855,279	876,090	867,072	794,046

287	Treasury Board and Finance

ALBERTA TREASURY BRANCHES

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

Pursuant to the Alberta Treasury Branches Act, the Government of Alberta may assess and a charge for payments in lieu of tax on the Alberta Treasury Branches as prescribed by the Alberta Treasury Branches Regulation. This payment is not reflected in this entity’s net operating result, but is included in the Ministry statement of operations.

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Net Interest Income	1,084,315	1,092,000	1,110,000	1,145,000
Other Revenue	390,896	402,000	425,000	465,000
Provision for Credit Losses	(234,989)	(300,000)	(140,000)	(140,000)
Total	1,240,222	1,194,000	1,395,000	1,470,000

EXPENSE

Operations	1,001,626	1,029,748	1,077,551	1,113,018
Deposit Guarantee Fee	42,778	44,067	42,449	42,982
Total	1,044,404	1,073,815	1,120,000	1,156,000
Net Operating Result	195,818	120,185	275,000	314,000

Treasury Board and Finance	288

CREDIT UNION DEPOSIT GUARANTEE CORPORATION

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Assessments	27,535	19,554	19,089	19,789
Interest	11,568	11,635	10,271	10,540
Total	39,103	31,189	29,360	30,329

EXPENSE

Operations	8,107	7,629	7,417	7,630
Financial Assistance and Other	(131)	894	663	651
Total	7,976	8,523	8,080	8,281
Net Operating Result	31,127	22,666	21,280	22,048

289	Treasury Board and Finance

GAINERS INC.

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

None	-	-	-	-
EXPENSE

Operations	35	5	5	5
Net Operating Result	(35)	(5)	(5)	(5)

Treasury Board and Finance	290

N.A. PROPERTIES (1994) LTD.

This entity is a government business enterprise. As a result, the entity’s net operating result appears on the Ministry Statement of Operations as Net Income from Commercial Operations revenue only.

STATEMENT OF OPERATIONS
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE

Other Revenue	49	60	60	60
EXPENSE

Administration, Provisions and Debt Services Expenses	-	20	20	20
Recoveries on Indemnities	(19)	(80)	(80)	(80)
Total	(19)	(60)	(60)	(60)
Net Operating Result	68	120	120	120

291	Treasury Board and Finance

SUMMARY OF RELATED PARTY ADJUSTMENTS

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY
(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
REVENUE
Transfers to Department from:
Alberta Gaming and Liquor Commission	(855,257)	(876,090)	(867,072)	(794,046)
Alberta Heritage Savings Trust Fund	(2,150,947)	(873,040)	(1,574,919)	(1,201,930)
Alberta Investment Management Corporation	(359)	(528)	(616)	(732)
Lottery Fund	(1,430,240)	(1,445,544)	(1,384,500)	(1,439,443)
Shared service charges collected by:
Alberta Pensions Services Corporation	(84)	(82)	(39)	(36)
Alberta Risk Management Fund	(214)	(200)	(264)	(217)
Department of Treasury Board and Finance	(2,086)	(2,627)	(2,846)	(2,858)
Investment management service charges collected by Alberta	(164,531)	(156,978)	(152,869)	(155,024)
Investment Management Corporation
Interest earned by Department on lending to:
Alberta Capital Finance Authority	(249,968)	(188,726)	(234,185)	(372,985)
Alberta Treasury Branches	(59,254)	(69,000)	(69,000)	(69,000)
Alberta Treasury Branches payment in lieu of tax	(45,038)	(27,643)	(63,250)	(72,000)
Accounting policy adjustments for:
Alberta Capital Finance Authority	371	-	-	-
Alberta Investment Management Corporation	1,813	-	-	-
Alberta Risk Management Fund	52	-	-	-
Department of Treasury Board and Finance	(827)	-	-	-
Gainers Inc.	(35)	(5)	(5)	(5)
Total	(4,956,604)	(3,640,463)	(4,349,565)	(4,108,276)

EXPENSE
Operating Expense
Transfers from Lottery Fund to
Department of Treasury Board and Finance	(1,430,240)	(1,445,544)	(1,384,500)	(1,439,443)
Transfers from Alberta Heritage Savings Trust Fund to
Department of Treasury Board and Finance	(2,150,947)	(873,040)	(1,574,919)	(1,201,930)
Shared services provided by:
Alberta Pensions Services Corporation	(84)	(82)	(39)	(36)
Alberta Risk Management Fund	(214)	(200)	(264)	(217)
Department of Treasury Board and Finance	(2,086)	(2,627)	(2,846)	(2,858)
Investment management services provided by Alberta	(164,531)	(156,978)	(152,869)	(155,024)
Investment Management Corporation
Accounting policy adjustments for:
Alberta Heritage Savings Trust Fund	(512)	-	-	-
Alberta Investment Management Corporation	1,813	-	-	-
Alberta Risk Management Fund	1,982	-	-	-
Department of Treasury Board and Finance	17	-	-	-

Treasury Board and Finance	292

SUMMARY OF RELATED PARTY ADJUSTMENTS ... continued

CONSOLIDATION AMOUNTS WITHIN THE MINISTRY ... continued

(thousands of dollars)	Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE ... continued
Debt Servicing
Transfers from Alberta Investment Management Corporation to Department of Treasury Board and Finance	(359)	(528)	(616)	(732)
Interest expense paid by Department on behalf of:
Alberta Capital Finance Authority	(249,968)	(188,726)	(234,185)	(372,985)
Alberta Treasury Branches	(59,254)	(69,000)	(69,000)	(69,000)
Total	(4,054,383)	(2,736,725)	(3,419,238)	(3,242,225)

CONSOLIDATION AMOUNTS BETWEEN MINISTRIES
REVENUE
Transfers to Department from:
Alberta Innovates Corporation	(1)	-	-	-
Alberta School Foundation Fund	(2,488)	(2,219)	(2,219)	(2,410)
Department of Advanced Education	(150)	-	-	-
Department of Service Alberta	-	(3,970)	(3,848)	(635)
Transfers to Alberta Risk Management Fund from:
Alberta Innovates Corporation	(171)	-	-	-
Department of Energy	6	-	-	-
Transfers to Alberta Investment Management Corporation from:
Agriculture Financial Services Corporation	(1,317)	-	-	-
Alberta Enterprise Corporation	(27)	-	-	-
Transfers to Alberta Capital Finance Authority from:
School Boards	(2,169)	(996)	(996)	(444)
Shared service charges collected by:
Alberta Risk Management Fund	(15,579)	(15,610)	(15,898)	(15,922)
Department of Treasury Board and Finance	-	(2,002)	(1,403)	(2,002)
Investment management service charges collected by Alberta Investment Management Corporation	-	(1,991)	(1,329)	(1,424)
Interest earned by Department on lending to:
Agriculture Financial Services Corporation	(67,937)	(70,535)	(68,810)	(70,953)
Alberta Petroleum Marketing Commission	(2)	(5,100)	(5,100)	(5,950)
Alberta Social Housing Corporation	(453)	-	-	-
Environmental Protection and Enhancement Fund	(74)	(200)	(200)	(200)
Interest earned by Alberta Capital Finance Authority on behalf of:
Alberta Health Services	(14,900)	(15,000)	(16,637)	(16,000)
Post-secondary Institutions	(39,436)	(40,664)	(40,086)	(42,344)
School Boards	(371)	(727)	(845)	(875)
Total	(145,069)	(159,014)	(157,371)	(159,159)

293	Treasury Board and Finance

SUMMARY OF RELATED PARTY ADJUSTMENTS ... continued
CONSOLIDATION AMOUNTS BETWEEN MINISTRIES ... continued
(thousands of dollars)		Comparable
	2016-17	2017-18	2017-18	2018-19
	Actual	Budget	Forecast	Estimate
EXPENSE
Operating Expense
Transfers from Alberta Cancer Prevention Legacy Fund to Department of Health	(22,174)	(25,000)	(25,000)	(25,000)
Transfers from Alberta Heritage Foundation for Medical Research Endowment Fund to Department of Economic Development and Trade	(64,972)	(71,280)	(71,280)	(71,280)
Transfers from Alberta Heritage Science and Engineering Research Endowment Fund to Department of Economic Development and Trade	(35,300)	(35,500)	(35,500)	(35,500)
Transfers from Department of Treasury Board and Finance to Post-secondary Institutions	(10)	-	-	-
Transfers from Alberta Heritage Scholarship Fund to:
Department of Advanced Education	(50,805)	(51,099)	(55,000)	(55,000)
Department of Culture and Tourism	(55)	(80)	(80)	(80)
Shared services provided by:
Alberta Risk Management Fund	(15,573)	(15,610)	(15,898)	(15,922)
Department of Treasury Board and Finance	-	(2,002)	(1,403)	(2,002)
Investment management services provided by Alberta Investment Management Corporation	-	(1,991)	(1,329)	(1,424)
Accounting policy adjustments for Department of Treasury Board and Finance	(2,271)	-	-	-
Debt Servicing
Transfers from Department of Treasury Board and Finance to School Boards	(1,798)	(996)	(996)	(444)

Shared services provided by:
Department of Treasury Board and Finance	(2,488)	-	-	-
Interest expense paid by Department on behalf of:
Agriculture Financial Services Corporation	(67,937)	(70,535)	(68,810)	(70,953)
Alberta Petroleum Marketing Commission	-	(5,100)	(5,100)	(5,950)
Alberta Social Housing Corporation	(453)	-	-	-
Environmental Protection and Enhancement Fund	(74)	(200)	(200)	(200)
Interest expense paid by Alberta Capital Finance Authority on behalf of:
Alberta Health Services	(14,900)	(15,000)	(16,637)	(16,000)
Post-secondary Institutions	(39,436)	(40,664)	(40,086)	(42,344)
School Boards	(371)	(727)	(1,841)	(875)
Accounting policy adjustments for Department of Treasury Board and Finance	(2,617)	-	-	-
Total	(321,234)	(335,784)	(339,160)	(342,974)

CAPITAL ASSETS
Capital Acquired from Related Parties
Transfers from Department of Service Alberta to Department of Treasury Board and Finance	-	(3,970)	(3,970)	(770)

Treasury Board and Finance	294

LIST OF GOVERNMENT FINANCIAL ENTITIES

MINISTRY OF ADVANCED EDUCATION
Department	31
Access to the Future Fund	32
Post-secondary Institutions	33

MINISTRY OF AGRICULTURE AND FORESTRY
Department	46
Environmental Protection and Enhancement Fund	47
Agriculture Financial Services Corporation	48

MINISTRY OF CHILDREN’S SERVICES
Department	56

MINISTRY OF COMMUNITY AND SOCIAL SERVICES
Department	64

MINISTRY OF CULTURE AND TOURISM
Department	74
Historic Resources Fund	75
Alberta Foundation for the Arts	76
Alberta Historical Resources Foundation	77
Alberta Sport Connection	78
Travel Alberta Corporation	79

MINISTRY OF ECONOMIC DEVELOPMENT AND TRADE
Department	90
Alberta Enterprise Corporation	91
Alberta Innovates Corporation	92

MINISTRY OF EDUCATION
Department	104
Alberta School Foundation Fund	105
School Boards	106

MINISTRY OF ENERGY
Department	116
Post-closure Stewardship Fund	117
Alberta Energy Regulator	118
Alberta Utilities Commission	119
Alberta Petroleum Marketing Commission	120
Balancing Pool	121

MINISTRY OF ENVIRONMENT AND PARKS
Department	136
Climate Change and Emissions Management Fund	137
Land Stewardship Fund	138
Energy Efficiency Alberta	139
Natural Resources Conservation Board	140

MINISTRY OF EXECUTIVE COUNCIL
Department	147

295	Government

LIST OF GOVERNMENT FINANCIAL ENTITIES

MINISTRY OF HEALTH
Department	158
Alberta Health Services	160
Health Quality Council of Alberta	160

MINISTRY OF INDIGENOUS RELATIONS
Department	171

MINISTRY OF INFRASTRUCTURE
Department	181

MINISTRY OF JUSTICE AND SOLICITOR GENERAL
Department	193
Human Rights Education and Multiculturalism Fund	194
Victims of Crime Fund	194

MINISTRY OF LABOUR
Department	205

MINISTRY OF MUNICIPAL AFFAIRS
Department	215
Safety Codes Council	216

MINISTRY OF SENIORS AND HOUSING
Department	226
Alberta Social Housing Corporation	227

MINISTRY OF SERVICE ALBERTA
Department	235

MINISTRY OF STATUS OF WOMEN
Department	240

MINISTRY OF TRANSPORTATION
Department	254
Alberta Transportation Safety Board	256

Government	296

LIST OF GOVERNMENT FINANCIAL ENTITIES

MINISTRY OF TREASURY BOARD AND FINANCE
Department	272
Alberta Cancer Prevention Legacy Fund	274
Alberta Heritage Foundation for Medical Research Endowment Fund	275
Alberta Heritage Savings Trust Fund	276
Alberta Heritage Scholarship Fund	277
Alberta Heritage Science and Engineering Research Endowment Fund	278
Alberta Risk Management Fund	279
Lottery Fund	280
Alberta Capital Finance Authority	281
Alberta Insurance Council	282
Alberta Investment Management Corporation	283
Alberta Local Authorities Pension Plan Corporation	284
Alberta Pensions Services Corporation	285
Alberta Securities Commission	286
Alberta Gaming and Liquor Commission	287
Alberta Treasury Branches	288
Credit Union Deposit Guarantee Corporation	289
Gainers Inc.	290
N.A. Properties (1994) Ltd.	291

297	Government